EXHIBIT 10.67
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THIS AGREEMENT is made at Mumbai as of the day 23 of July 2002 AMONG:

TEMPLETON ASSET MANAGEMENT (INDIA) PRIVATE LIMITED, a company incorporated under the laws of India and having its registered office at 1st Floor, Sakhar Bhavan, Nariman Point, Mumbai 400 021, ("PURCHASER" which expression shall unless repugnant to the context thereof include its successors and permitted assigns); and

PIONEER INVESTMENT MANAGEMENT, INC. a company incorporated under the laws of Delaware and having its principal office at 60, State Street, Boston, Massachusetts, U.S.A (hereinafter referred to as "VENDOR" or "PIONEER" which expression shall unless repugnant to the context thereof include its successors).








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WHEREAS:

A. The Pioneer ITI AMC Limited a company incorporated under the Companies Act 1956 and having its registered office at Century Centre 75 TTK Road, Chennai - 600018 (the AMC), is the asset management company to the Pioneer ITI Mutual Fund, a mutual fund set up and registered with the Securities and Exchange Board of India ("SEBI") under the SEBI (Mutual Funds) Regulations, 1996.

B. The Investment Trust of India Limited, a company incorporated under the provisions of the Indian Companies Act, 1913 and having its registered office at "Mashkur", 1, Krishnama Road, Nungambakkam Chennai - 600 034, India ("ITI") and Pioneer, collectively as on the date hereof hold 95.3 % of the shares of AMC and the Employee Shareholders hold 4.7 % of the shares of AMC.

C. Pursuant to a Memorandum of Understanding dated 17th March 2002 entered into amongst the Purchaser, ITI and Pioneer (the "MOU"), ITI and Pioneer agreed to sell and the Purchaser agreed to purchase the AMC Shares held by ITI and Pioneer on certain terms and conditions and the manner set out herein. It was also agreed that the Trustee Shareholders would be procured to sell to the Purchaser, or its nominee, the Trustee Company Shares at the same time or immediately after the Completion.









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D.   Simultaneously  the  Purchaser  had  also  entered  into  a  memorandum  of understanding dated 17th March 2002 with the Employee Shareholders (defined herein below) of the AMC (the "Employees MOU") for the purchase of their shares in the AMC.

E. Subsequently the Purchaser also entered into an escrow agreement dated 20th March 2002 with ITI, Pioneer and the Escrow Agent (the "MOU Escrow Agreement") and pursuant thereto deposited the MOU Escrow Amount by way of earnest money with the Escrow Agent on the terms and conditions set out therein.

F. The Purchaser has conducted a due diligence of the affairs of the AMC and the Trustee Company pursuant to and in accordance with the terms of the MOU and is desirous of acquiring the Vendor's AMC Shares held by the Vendor in the AMC on the terms and conditions set out herein.

G. Simultaneously the Purchaser has also entered into separate Share Purchase Agreements each dated 23 July 2002 with ITI and the Employee Shareholders for the purchase of the respective shares held by them in the AMC.

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NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Agreement, the following terms shall have the following meaning:

     "ACCOUNTS" means the unaudited balance sheet of the AMC and its Subsidiary, for the period ending the Accounts Date which shall be audited prior to Completion, and the audited statements of profit and loss and cash flows of the AMC and its Subsidiary, ended on such date and as disclosed;

     "ACCOUNTS DATE" means March 31, 2002;

     "AFFILIATE" of a Person (the "Subject Person") means (i) in the case of a Subject Person other than a natural Person, any other Person that, either directly or indirectly through one or more intermediate Persons, controls, is controlled by or is under common control with the Subject Person, and
     (ii) in the case of a Subject Person that is a natural Person, any other Person that, either directly or indirectly through one or more intermediate Persons, is controlled by the Subject Person. For purposes of this definition, "control" means the power to direct the management or policies of a Person, whether through the ownership of over 50% of the voting power of such Person, through the power to appoint over half of the members of the board of directors or similar governing body of such Person, through contractual arrangements or otherwise;

     "AMC SHARES" means collectively the:

          (i) Vendor's AMC Shares; and

          (ii) ITI's AMC Shares; and

          (iii) Employee Shares;

     "AMC PURCHASE PRICE" means Rs. 1,038,676,652.00 (Rupees One thousand thirty eight million six seventy six thousand six hundred fifty two only) payable to the Vendor;

     "ARBITRATION BOARD" shall have the meaning set forth in Clause 14.2;

     "ASSETS" means all assets, rights and privileges of any nature and all goodwill associated therewith of the AMC, all Intellectual Property, Equipment and Software, and rights in respect of the Immovable property;

     "BASIC  DOCUMENTS"  means,   collectively,   the  Charter  Documents,   the
     Memorandum of Association and Articles of Association of the Trustee Company, the Investment Management Agreement dated 23rd July 1993


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     executed amongst the AMC and the Trustee Company, the Trust Deed dated 29th
     July 1993 amongst ITI and the Trustees including the variations thereto, and the Custodian Agreement dated 19th April 2001 amongst the AMC and the Trustee Company and Deutsche Bank AG;

     "BOARD" means the board of directors of the AMC;

     "CLAIMS" means the reimbursement and or payment of claims that have arisen or may arise to the AMC, and which have been agreed to be set off against the Retention Amount in accordance with the SPA Escrow Agreement;

     "CHARTER DOCUMENTS" means the Articles of Association and the Memorandum of Association of the AMC;

     "COMPLETION" means the completion of the sale and purchase of the Vendor's AMC Shares pursuant to Clause 4.1, which completion shall occur simultaneous with the completion of sale and purchase of the ITI's AMC Shares, the Employee Shares and the Trustee Company Shares;

     "COMPLETION DATE" shall have the same meaning as set out in Clause 4;

     "CONTRACTS" means all contracts, agreements, licenses, engagements, leases, financial instruments, purchase orders, commitments and other contractual arrangements entered into by the AMC;

     "DISCLOSURE  LETTER"  shall have the same  meaning as ascribed to in Clause
     6.3;

     "EMPLOYEE SHAREHOLDERS" means the other shareholders of the AMC who hold shares of the AMC and whose names have been listed in Schedule 1 hereto;

     "EMPLOYEE SHARES" means 3,69,600 fully paid equity shares of Rs 10/- each, representing 4.7% of the issued capital of the AMC, held by the Employee Shareholders;

     "ENCUMBRANCE" means (i) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including without limitation any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable law,
     (ii) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, or refusal or transfer restriction in favour of any Person, and (iii) any adverse claim as to title, possession or use;

     "EQUIPMENT" means all the plant and machinery, tools and equipment, vehicles and office furniture, computer equipment (including without limitation servers, personal computers, mainframes, modems, screens,
     terminals,   keyboards,


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     disks,   printers,   cabling  and  associated  and  peripheral   electronic
     equipment) and other tangible assets, but excluding Software;

     "ESCROW AGENT" means Mr Anand Bhatt/ Hamid A Moochhala, Senior Partners, Wadia Ghandy & Co., having offices at 2nd floor, N.M. Wadia building, 123
     M. G. Road, Mumbai 400 023 (which expression shall mean to include their respective successors);

     "FIPB" means the Foreign Investment Promotion Board of the Ministry of Industry of India;

     "FUND" means the Pioneer ITI Mutual Fund, a mutual fund set up and registered with the Securities and Exchange Board of India, and includes all the mutual fund schemes floated there under;

     "GOVERNMENTAL AUTHORITY" means any government or political subdivision thereof; any supranational or trade agency, department, agency or instrumentality of any government or political subdivision thereof; departments, bodies, regulatory authorities, government authorities, any court or arbitral tribunal; and the governing body of any -securities exchange or other securities self-regulatory body;

     "IMMOVABLE PROPERTY" means the immovable properties owned, leased, licensed and or occupied by the AMC;

     "INTELLECTUAL PROPERTY" means all letters patent, trademarks, service marks, registered designs, domain names and utility models, copyrights, inventions, confidential information, brand names, database rights, know-how and business names and any similar rights situated in any country and the benefit (subject to the burden) of any of the foregoing (in each case whether registered or unregistered and including applications for the grant of any of the foregoing and the right to apply for any of the foregoing in any part of the world) owned by the AMC, Trustee or the Fund;

     "IP  LICENSES"  shall have the meaning set forth in Clause 10.9 of Schedule
     3;

     "ITI'S AMC SHARES" means, 37,65,762 fully paid equity shares of Rs 10/- each, representing 47.7 % of the issued capital of the AMC;

     "LIABILITIES" means all indebtedness and other liabilities of any nature whatsoever, actual or contingent, and whether or not of a nature required to be disclosed in the accounts of the AMC and its Subsidiary;

     "LITIGATION" shall have the meaning set forth in Clause 6.3 of Schedule 3;

     "MANAGEMENT ACCOUNTS" means the un-audited balance sheet of the AMC and its Subsidiary and the un-audited statements of income and cash flows for period ending June 30, 2002;

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     "MATERIAL  CONTRACTS"  shall  have the  meaning  set forth in Clause 7.2 of
     Schedule 3;

     "MOU ESCROW AGREEMENT" means the escrow agreement dated 20 th March 2002 between the Vendor, ITI, the Purchaser and the Escrow Agent;

     "MOU ESCROW AMOUNT" means the rupee equivalent of Rs. 28,27,50,000/- (Rupees Twenty eight crores twenty seven lakhs and fifty thousand only) deposited with the Escrow Agent under the MOU Escrow Agreement;

     "OWNERSHIP" means, at any time ownership of the Shares on a fully diluted basis, assuming the exercise, conversion or exchange of all options, warrants and other securities exercisable for or convertible or exchangeable into Shares regardless of whether such options, warrants or other securities are currently exercisable, convertible or exchangeable at such time;

     "PARTIES" means the Vendor and the Purchaser and "PARTY" means any of them;

     "PERSON" means any individual, firm, company, Governmental Authority, joint venture, association, partnership or other entity (whether or not having separate legal personality);

     "PURCHASER'S   WARRANTIES"  means  the   representations,   warranties  and
     undertakings of the Purchaser set forth in Schedule 2;

     "REGULATIONS" means the SEBI (Mutual Fund) Regulations 1996 and as amended from time to time;

     "RELATED PARTY" means with respect to the AMC or a Subsidiary, as the case may be, (i) any shareholder of the AMC or such Subsidiary, (ii) any director of the AMC or such Subsidiary, (iii) any Senior Executive of the AMC or such Subsidiary, (iv) any Person in which any shareholder, director or Senior Executive of the AMC or such Subsidiary has any shareholding interest, other than a passive shareholding of less than 10% in a publicly listed company, and (vi) any other Affiliate of the AMC or such Subsidiary or of a shareholder or director of the AMC or such Subsidiary;

     "RETENTION AMOUNT" means an amount of Rs. 462,982,500.00 (Rupees Four sixty two million nine eighty two thousand five hundred only) to be used for setting off and or reimbursing the AMC against the Claims in accordance with the SPA Escrow Agreement;

     "RETENTION PERIOD" means the period commencing from the Completion and ending at the later of 30 days after (i) the completion and communication to the Purchaser of the findings of the SEBI appointed external audit for the period ending 31st March 2003 or (ii) the statutory annual financial audit for the financial period ending 31st March 2003, which shall be completed no later than September 30 2003;

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     "Rs." means Indian Rupees, the lawful currency of India;

     "SEBI" means Securities Exchange Board of India;

     "SENIOR EXECUTIVE" means the employees of the AMC whose names have been set out in Schedule 4;

     "SHAREHOLDERS' AGREEMENT" means the shareholders' agreement, entered into by the AMC, Pioneering Management Corporation and ITI dated 8th October 1993;

     "SHARES" means the equity shares of the par value Rs. 10/- per share in the issued and paid up capital of the AMC;

     "SOFTWARE" means any set of instructions for execution by microprocessor, irrespective of application, language or medium;

     "SPA ESCROW AGENT" means Mr Anand Bhatt/ Hamid A Moochhala, Senior Partners, Wadia Ghandy & Co., having offices at 2nd floor, N.M. Wadia building, 123 M. G. Road, Mumbai 400 023 (which expression shall mean to include their respective successors);

     "SPA ESCROW ACCOUNT" means the fixed deposit account opened by the SPA Escrow Agent with the SPA Escrow Bank designated as "Anand S Bhatt a/c Templeton- Pioneer" in accordance with the terms of the SPA Escrow Agreement;

     "SPA ESCROW AMOUNT" means a sum of Rs. 220,442,758 (Rupees Two hundred twenty million four forty two thousand seven hundred fifty eight only) deposited by the Purchaser with the SPA Escrow Agent that shall be an amount equal to 47.6% of the Retention Amount;

     "SPA ESCROW AGREEMENT" means the agreement in an agreed form to be entered into, on the Completion, by the Purchaser with ITI, the Vendor, The Employee Shareholders and the SPA Escrow Agent;

     "SPA ESCROW BANK" means Citibank NA, D.N. Road, Mumbai 400 001;

     "SUBSIDIARY" means any company, partnership or other legal entity in which the AMC owns, directly or indirectly, greater than 50% of the equity interest or voting power;

     "TAXATION" means all forms of taxation and statutory, governmental, state, provincial, local governmental or municipal impositions, duties, contributions and levies of India whenever imposed and whether chargeable directly or primarily against or attributable directly or primarily to the AMC or its subsidiary and all penalties, charges, costs and interest relating thereto;

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     "TRANSACTION"  means the acquisition of the AMC Shares by the Purchaser and the Trustee Company Shares by the nominee of the Purchaser;

     "TRUSTEE OR TRUSTEE COMPANY" means the Pioneer ITI Mutual Fund Private Limited a private company incorporated under the Companies Act 1956 and having its registered address at 117, Nungambakkam High Road, Chennai -600 034 and which is the trustee of the Mutual Fund;

     "TRUSTEE COMPANY SHARES" means the shares of the Trustee Company held by the Trustee Shareholders;

     "TRUSTEE SHAREHOLDERS" means the shareholders of the Trustee Company;

     "VENDOR'S AMC SHARES": means 37,58,603 fully paid equity shares of Rs 10/- each, representing 47.6% of the issued capital of the AMC held by Pioneer;

     "VENDOR'S   WARRANTIES"   means   the   representations,   warranties   and
     undertakings of the Vendor as set forth in Schedule 3;

     "WARRANTIES"  means  collectively  the  Vendor  Warranties  set  out in the
     Schedule 3 and the Purchaser's Warranties set out in Schedule 2 and "Warranty" means any of them;

     "WARRANTY PERIOD" means a period of 2 years from the Completion Date.

1.2  INTERPRETATION

     In this Agreement

     (a) Any reference herein to any Clause, Schedule, Exhibit or Annex is to such Clause, Schedule, Exhibit or Annex to this Agreement unless the context otherwise requires. The Schedules, Exhibits and Annexes to this Agreement including this interpretation Clause shall be deemed to form part of this Agreement;

     (b) References to a Party shall, where the context permits, include such Party's respective successors, legal representatives and permitted assigns;

     (c) The headings are inserted for convenience only and shall not affect the construction of this Agreement;

     (d) Unless the context requires otherwise, words importing the singular include the plural and vice versa, and pronouns importing a gender include each of the masculine, feminine and neuter genders;

     (e) References to the knowledge, information, belief or awareness of any Person shall be deemed to include the knowledge, information, belief or

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          awareness  such Person  would have if such Person had made  reasonable inquiries;

     (f) Any reference to a statutory provision shall include any subordinate legislation and such provision as from time to time modified or re-enacted or consolidated whether before or after the date of this Agreement so far as such modification, re-enactment or consolidation applies or is capable of applying to any transactions entered into under this Agreement prior to Completion and (as from time to time modified, re-enacted or consolidated) which such provision has directly or indirectly replaced;

     (g) Any reference to "accounts" shall include the directors' and auditors' reports, relevant balance sheets and profit and loss accounts and related notes together with all documents which are or would be required by law to be annexed to such accounts before such accounts are laid before the company in general meeting in respect of the accounting reference period in question; and

     (h) References to this Agreement shall include the Recitals and Schedules to it and references to Clauses and Schedules are to Clauses of and schedules to this Agreement.

2.   SALE AND PURCHASE OF SHARES

2.1 Subject to the terms of this Agreement, the Vendor hereby agrees to sell and the Purchaser agrees to purchase on the Completion Date, the Vendor's AMC Shares, free from all Encumbrances and together with all rights and advantages now and hereafter attaching thereto and relying on Warranties contained in this Agreement.

2.2 Subject to the terms of this Agreement, in consideration for the sale of the Vendor's AMC Shares, the Purchaser will pay the AMC Purchase Price to the Vendor in the manner set out hereinafter.

2.3 The Claims shall be adjusted in accordance with the provisions of the SPA Escrow Agreement. The Parties hereby agree that if any part of the SPA Escrow Amount remains un-adjusted/un-utilised after the Retention Period not earmarked for a specific claim under the SPA Escrow Agreement, it shall paid to the Vendor as an additional purchase price at the end of the Retention Period together with interest accrued thereon.

2.4 The AMC purchase price may stand increased by the balance of SPA Escrow Amount, which shall not exceed an amount of Rs. 220,442,758 (Rupees Two hundred twenty million four forty two thousand seven hundred fifty eight only) (equivalent of USD 47.6% of 9.5 million), depending upon the occurrence of the events laid down in the SPA Escrow Agreement, and shall to that extent be contingent.

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2.5  Within seven (7) days of the  satisfaction  or waiver of the conditions set out in Clause 3, the Vendor will cause the meeting of the Board to be called and the Completion shall occur as indicated in Clause 4.

2.6 On the execution of this Agreement, the Vendor and the Purchaser shall instruct the Escrow Agent to return the MOU Escrow Amount to the Purchaser and retain the interest accrued thereon and pay the same to the Vendor in accordance with clause 4.2.1(v).

3.   CONDITIONS PRECEDENT TO COMPLETION

3.1 The obligation of the Purchaser to purchase the Vendor's AMC Shares is subject to the fulfillment, by the Vendor prior to or simultaneously on the Completion Date (or at the time specified below), of the following conditions:

     (a) the Vendor's AMC Shares are converted into electronic form and dematerialized and sufficient evidence have been produced from the depository in that regards;

     (b) a letter from the Depository to the effect that the depository shall, upon receiving irrevocable instructions from the vendor, transfer the shares standing in the name of the Vendor to the name of the Purchaser;

     (c) Subject to the Disclosure Letter the Vendor's Warranties remaining true and correct in all material respects on the Completion;

     (d) confirmation from the Vendor that the Shareholders Agreement has been duly terminated and that there are no surviving obligations or rights there under;

     (e)  there having been, since the date of this Agreement:
               (i) nomaterial adverse change in the operations, financial position of the AMC and its Subsidiary or the Fund whether arising out of additional disclosure notified to the Purchaser or not; or
               (ii) no receipt of any notice of any action or  investigation  by any Governmental Authority or any Person which would restrain, prohibit or otherwise challenge the Transaction;

     (f) there being no order of any Governmental Authority, or Court since the date of this Agreement that has, as against the AMC or the Trustee Company as the case may be, been instituted or any action or investigation to restrain, prohibit or otherwise challenge the Transaction been taken;

      g) the Vendor shall have caused the employees of the AMC who have availed housing loans to execute housing loan agreements in the form agreed;

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     (h)  the Vendor shall have caused  identification of the Assets in relation to the Fixed Asset Register;

     (i) the Vendor having obtained the consent of Unicredito for the sale of the Vendor's AMC shares to the Purchaser;

     (j) all consents and approvals required for the purpose of execution, delivery or performance and the consummation in each case by the Vendor, of the Transactions contemplated in this Agreement shall have been duly obtained;

     (k) the Vendor shall have ensured that the Trustee Company has written to SEBI seeking its confirmation of the Transaction. The Parties hereby acknowledge that the SEBI "no objection letter" has been procured by the Purchaser vide letter dated May 7, 2002;

     (l) the Vendor shall have caused the AMC to deliver to the Purchaser a certificate duly certified by its company secretary, dated the
          Completion Date, certifying that the conditions set forth in paragraph(e) and (f) of this Clause 3 have been satisfied;

     (m) the Vendor has delivered to the Purchaser a certificate dated the Completion Date, certifying that the conditions set forth in paragraphs (a) to (d), and (g) to (k) of this Clause 3.1 have been satisfied;

     (n) the Purchaser having been given a reasonable opportunity to conduct a limited high level review, the agreed scope of which is set out in
          Schedule 4 relating to the AMC prior to Completion, provided such review shall have been completed at least 2 days prior to the Completion Date; and

     (o)  the Vendors shall have caused the AMC to adopt the Accounts.

3.2 The Completion is subject to the fulfillment by the Purchaser, prior to or on the Completion Date (or at the time specified below), of the following conditions:

     (a) all consents and approvals of, notices to and filings or registrations with any Governmental Authority or any other Person required pursuant to any applicable law or regulation of any Governmental Authority, in connection with the Transaction;

     (b) all corporate and other proceedings by the Purchaser in connection with the Transaction contemplated at or prior to the Completion Date pursuant to this Agreement shall have been procured, and the Vendors having received all such counterpart originals and certified or other copies of such documents as they may reasonably request, including without limitation a copy of the resolutions of the board of directors of the Purchaser, and evidencing the approval of the Transaction;

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

     (c) the Purchaser's Warranties as stated in Schedule 2 remaining true and correct in all material respects on the Completion; and

     (d) the Purchaser has delivered to the Vendor a certificate dated the Completion Date certifying that the conditions set forth in paragraphs
          (a), to (c) of this Clause 3.2 have been satisfied.

3.3 The Vendor hereby undertakes to use its best endeavors to ensure the satisfaction of each of the conditions set out in Clause 3.1. Without prejudice to the foregoing, it is agreed that all requests and enquiries from any government, governmental, supranational or trade agency, court or regulatory body shall be dealt with the Vendor in consultation with the Purchaser and each of them shall promptly co-operate with and provide all necessary information and assistance reasonably required by such government, agency, court or body upon being requested to do so by the other.

3.4 The Purchaser hereby undertakes to use its best endeavors to ensure the satisfaction of each of the conditions set out in Clause 3.2. Without prejudice to the foregoing, it is agreed that all requests and enquiries from any government, governmental, supranational or trade agency, court or regulatory body shall be dealt with the Purchaser in consultation with the Vendor and each of them shall promptly co-operate with and provide all necessary information and assistance reasonably required by such government, agency, court or body upon being requested to do so by the other.

3.5 The Party responsible for the satisfaction of each condition as specified in Clauses 3.1 and 3.2 shall promptly give notice to the other Parties of the satisfaction of the relevant conditions within (2) two Business Days of becoming aware of the same. If the conditions of the Vendor in Clause 3.1 or those of the Purchaser in Clause 3.2 are not satisfied in full by them are waived by the Purchaser (incase of Clause 3.1) or the Vendor (in case of Clause 3.2), by 31st July 2002 or such other extended date as may be mutually agreed, the Purchaser or the Vendor (as the case may be) may, in its sole discretion, terminate this Agreement at any time thereafter in accordance with Clause 10.

3.6 The Purchaser or the Vendor (as the case may be) shall have the sole right to waive in whole or in part, conditionally or unconditionally, any of the conditions in Clause 3.1 or Clause 3.2 by notice in writing to the Vendor or the Purchaser (as the case may be), which shall be deemed notification to the other parties hereto.

4.   COMPLETION AND POST-COMPLETION ACTIONS

4.1 Subject to Clause 3, the Completion shall take place simultaneously with the Completion of the SPA with ITI and the SPA with the Employee Shareholders at the registered office of the AMC at Chennai or at Mumbai, within seven (7) days after the conditions set out in Clause 3.1 and Clause
     3.2 are satisfied or
     waived (the "Completion Date") or on such other date and place as the Parties may agree.

4.2  OBLIGATIONS OF THE PARTIES

     Simultaneously on, or before Completion all and not some only of the following events shall take place:

     4.2.1     the Vendor shall:

               (i) procure that the written resignations of each of the directors of the AMC nominated by the Vendor take effect on the Completion Date, with acknowledgments signed by each of them in a form satisfactory to the Purchaser to the effect that he has no claim against the AMC for compensation, for the loss of office (whether contractual, statutory or otherwise), redundancy or otherwise except only for any accrued remuneration and reimbursable business expenses incurred down to the Completion Date;

               (ii) procure that the appointment of the new directors of the AMC nominated by the Purchaser occurs with effect from the Completion Date;

              (iii) procure that a list of  statutory  registers  maintained  by the AMC, indicating therein the location where they have been kept, is handed over;

               (iv) execute the SPA Escrow Agreement and such other agreement as may be mutually agreed to give effect to the Transaction;

               (v) issue the instruction to the Escrow Agent to release to the Vendor its proportionate share of interest accrued on the MOU Escrow Amount till the date of payment;

               (vi) deliver  signed  irrevocable   instructions   directing  the
                    depository to transfer the Vendor's AMC Shares in to the depository account of the Purchaser; and

              (vii) procure  the  delivery  by the  Trustee  Shareholder  to the nominee of the Purchaser, the Trustee Company Shares together with the share transfer forms executed by the Trustee Shareholders in favor of the Purchaser.

            (viii) execute the Deed of Variation effective as of the Completion Date and such other documents as may be necessary to transfer the sponsorship and the trusteeship functions related to the Fund in favor of the appropriate Purchaser entities and take such actions as may be required for completing all formalities including providing an exit option to the existing unit holders of the Fund;

     4.2.2 the Vendor shall cause the Trustee Shareholders to procure that as of the Completion:

               (i) a meeting of the board of the Trustee Company be held transferring the Trustee Company Shares in favor of the nominees of the Purchaser;

               (ii) the written  resignations  of each of the  directors  of the
                    Trustee Company take effect on the Completion Date with acknowledgments signed by each of them to the effect that either of them has no claim against the Trustee Company for compensation for the loss of office (whether contractual, statutory or otherwise), redundancy or otherwise except only for any accrued remuneration and reimbursable business expenses incurred down to the Completion Date;

              (iii) appointment  of the new  directors  of the  Trustee  Company nominated by the Purchaser take effect from the Completion Date; and

               (iv) a  list  of  statutory  registers  maintained  by  the  AMC, indicating therein the location where they have been kept, is handed over.

     4.2.3 Simultaneously with the compliance to the satisfaction of the Purchaser of the provisions in Clause 3.1, 4.2.1 and 4.2.2 on
               Completion:

               (i) the Purchaser will execute the SPA Escrow Agreement and deposit the SPA Escrow Amount in the SPA Escrow Account;

               (ii) the Purchaser will on the Completion  Date pay to the Vendor the AMC Purchase Price in the manner indicated by the Vendor; and

              (iii) the  Purchaser  shall  offer/have  taken  irrevocable  steps jointly with the AMC or to offer an exit option to the existing unit holders of the Fund to redeem their units without imposition of any exit load in compliance with the Regulations.

4.3 The Warranties and, subject to the Disclosure Letter, in case of Vendor's Warranties, all other provisions of this Agreement insofar as the same shall not have been performed at Completion shall not be extinguished or affected by Completion, or by any other event or matter whatsoever (including, without limitation, any satisfaction and/or waiver of any condition contained in Clause 3.1 or Clause 3.2), except by a specific and duly authorised written waiver or release by the Purchaser or the Vendor as the case may be.

5.   OBLIGATIONS OF THE VENDOR BETWEEN EXECUTION AND COMPLETION

5.1 From the date hereof through to the Completion Date, the Vendor shall cause the AMC to conduct its business in the ordinary course, in a manner, and use all reasonable efforts to shall otherwise use all reasonable efforts, so as to ensure that the Vendor's Warranties shall continue to be true and correct on and as of the Completion Date, as if made on such date. The Vendor shall give the Purchaser prompt notice of any event, condition or circumstance occurring from the date hereof until the Completion Date that would constitute a violation or breach of any Vendor's Warranty if such Vendor's Warranty were made as of any date from the date hereof until the Completion Date, or that would constitute a violation or breach of any terms and conditions contained in this Agreement.

5.2 The Vendor shall use its reasonable efforts to cause the AMC to preserve the relationship and goodwill with their clients.

5.3 The Vendor shall cause the AMC to comply in all material respect with all applicable laws, regulations, and decrees of any court or regulatory body.

5.4  Protective Covenants

     5.4.1 The Vendor shall cause in relation to the AMC, the Fund and the Trustee Company, and covenants with the Purchaser that, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld from the date hereof until the
               Completion:

               (i) the AMC shall not incur any capital expenditure without the prior approval from the Purchaser;

               (ii) the AMC and Fund  shall  conduct  business  in the  ordinary course and shall not incur any revenue expenses other than in the ordinary course of business;

              (iii) the AMC shall not incur any expense or  compensation,  other than in the ordinary course of business;

               (iv) the  AMC  shall  not  release  any  new  product  launch  or corporate campaign;

               (v) no dividends shall be declared by the AMC or the Trustee Company;

               (vi) no new employee  shall be hired and no new position shall be created in the AMC;

              (vii) there shall be no creation of any charge or  encumbrance  on the Assets of the AMC or the Fund;

             (viii) there shall be no change in the  composition  of the Board or Senior Executive of the AMC and the Fund, except arising out of retirement or demise (as the case may be) of such persons;

               (ix) there shall be no  borrowing  or lending of any sum of money by the AMC or the Fund;

               (xi) the AMC or  Trustee  Company  shall not induce or attempt to induce the Senior Executives of the AMC to leave the employment of the AMC (it being understood however that any director, Senior Executive or personnel may resign of his or her own volition) or appoint any additional directors, Senior Executive or otherwise change the roles of the Senior Executives; or

              (xii) the AMC or  Trustee  Company  shall  not  sell or  otherwise dispose of any material part of its Assets (or any interest therein) or contract to do so;

             (xiii) except for the sale and  transfer  of shares  pursuant  to this Transaction, the AMC or Trustee Company shall not issue, sell, repurchase, redeem or permit the transfer of or mortgage, pledge or subject to any lien any shares, partnership interests or equity interests in the AMC or otherwise permit any change in its equity structure;

              (xiv) the  AMC or  Trustee  Company  shall  not  amend  the  Basic
                    Documents or change its financial year;

               (xv) the AMC or Trustee  Company shall not acquire  Assets or any shares, partnership interests or other equity interests (or any interest therein) or contract to do so, otherwise than in the ordinary course of its business;

              (xvi) the AMC or  Trustee  Company  shall  not  enter,  terminate, extend or renew any arrangement, contract or agreement with any Related Party except as expressly permitted under this Agreement;

             (xvii) the AMC or Trustee Company shall not give any guarantee or indemnity in favour of any party or give any financial assistance in any way to any Related Party;

            (xviii) the AMC or Trustee  Company shall not increase  salary or compensation of any of the employee of the AMC or create, modify any benefits to the employees of the AMC;

              (xix) the AMC or the Trustee  Company shall not  re-appoint  their respective present auditors at their respective annual meetings for the financial year ending 31st March 2002.

     All requests for approvals pursuant to this Clause shall be made to the CEO of the Purchaser by the AMC, the Trustee Company or the Fund, as the case may be, and such approval shall be given within a period of two (2) working days from the date of such request.

5.5 The Vendor acknowledges that the above provisions of this Clause are no more extensive than is reasonable to protect the Purchaser of the Vendor's AMC Shares and the Trustee Company Shares.

5.6 Each of the restrictions in this Clause 5.4 shall be enforceable by the Purchaser independently of each of the others and its validity shall not be affected if any of the others is invalid; if any of those restrictions is void but would be valid if some part of the restrictions were deleted the restriction in question shall apply with such modification as may be necessary to make it valid.

5.7 The Purchaser shall be entitled from the date hereof through to the Completion Date to depute one or more of its officers to over see and monitor the operations of the AMC and the Fund.

6.   REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

6.1 The Vendor hereby represents, warrants and undertakes to the Purchaser for the period prior to this Agreement and until the expiry of the Warranty Period, in relation to itself, the AMC, it's the Subsidiary and the Fund in the terms set forth in Schedule 3, and acknowledges that the Purchaser in entering into this Agreement relies on such Vendor's Warranties.

6.2 The Purchaser hereby represents, warrants and undertakes to the Vendor in the terms set forth in Schedule 2 and acknowledges that the Vendor is entering into this Agreement relying on such Purchaser's Warranties.

6.3 The Vendor's Warranties are subject to the matters disclosed in writing to the Purchaser under letter dated July 23, 2002, addressed by Vendor, ITI and the Employee Shareholders, and accepted and confirmed by the Purchaser. The said letter alongwith its annexures is referred to as the "Disclosure Letter". The matters disclosed in the Disclosure Letter shall be acceptable to the Purchaser and shall be exceptions to the relevant Vendor's Warranty and wherever the term `except as disclosed' is used in Schedule 3 it shall mean as disclosed in the Disclosure Letter. The Purchaser shall not make any Claims under the Vendor Warranties in relation to the items specified in the SPA Escrow Agreement.

6.4. The Vendor shall be entitled to make further additions to the Disclosure Letter for events arising after the date hereof, at any time upto the Completion Date. Provided that any additions to the Disclosure Letter as contemplated in this

     Clause 6.4 shall not be effective until after the Vendor has notified such addition in writing to the Purchaser.

6.5 For the avoidance of doubt, each Vendor's Warranty is qualified by the expression "to the best of the Vendor's knowledge after the Vendor having exercised due care and made reasonable enquiry" and does not relate to any forecasts, budgets and estimates with respect to matters on which the Vendor's Warranties are given.

6.6 The rights and remedies of the Purchaser in respect of any breach of the warranties shall not be affected because of an investigation (which shall include the preparation of legal, financial and technical due diligence as commissioned by the Purchaser) made prior to the execution of this agreement or at any time until Completion Date in to the affairs of the AMC, the Subsidiary or the Fund.

6.7  The Purchaser's Warranties and the Vendor's Warranties set forth in each of
     Schedule 2 and Schedule 3, respectively, shall be separate and independent.

6.8 The Vendor further warrants to the Purchaser and its successors in title that:

     6.8.1 subject to Clause 6.8.2, the Vendor's Warranties shall be deemed to have been repeated as at the Completion and all references therein to the date of this Agreement were references to such dates at the Completion; and

     6.8.2 if after the signing of this Agreement and before Completion any event shall occur or any matter arise which results or may result in any of the Vendor's Warranties being unfulfilled to the satisfaction of the Purchaser or being untrue, misleading or incorrect in any respect at Completion, then the Vendor (at their own cost) shall make any investigation and take such steps concerning the event or matter which the Purchaser may reasonably require.

7.   RESTRICTION ON ANNOUNCEMENTS; CONFIDENTIALITY

7.1 Each Party undertakes that, prior to the Completion and thereafter, it will not make any announcement in connection with this Agreement unless all of the other Parties shall have given their written consent to such announcement, including both as to timing and substance, except for announcements required by applicable law or regulations, in which case any information provided by the disclosing Party about the other Parties shall require the prior written approval of such other Parties.

7.2 No Party shall, without the consent of the other Parties, during the continuance of this Agreement or after its termination, disclose to any Person (save to the extent to which it is obliged to make disclosure as a result of applicable law or regulations or for the purposes of procuring any approvals) this Agreement or any of the arrangements contemplated by this Agreement or any information relating to the AMC, the Trustee Company, the Subsidiary, the Fund, the Purchaser and/or the Vendor obtained in the course of preparing the Agreement or otherwise pursuant to this Agreement or the performance of the transactions contemplated by this Agreement, or use such information otherwise than as strictly required for the purpose of performing this Agreement or in the best interests of the AMC, the Trustee Company, the Subsidiary, the Fund, the Purchaser or the Vendor, as the case may be; provided that the foregoing shall not prohibit disclosure by any Party to its employees and Affiliates or to its professional advisers to the extent necessary for the purpose of this Agreement and subject to such employees, or Affiliates or professional advisers being subject to confidentiality obligations no less onerous than those imposed by this Clause. The obligations set forth under this Clause 7.2 shall survive the consummation and termination of this Agreement.

7.3 At the Completion parties, shall be entitled to make their own press releases provided the contents of the same have been mutual agreed prior to such release.

8.   ACCESS AND FURTHER ASSURANCES

8.1 As from the date of this Agreement, the Vendor shall cause to give to the Purchaser and its accountants, counsel and agents reasonable access, upon reasonable prior notice and during normal business hours, to the premises and all the books and records of the AMC and shall instruct the officers and employees of the AMC to give promptly all information and explanations to the Purchaser or any such persons as the Purchaser may reasonably request, it being recognized that such access should not unduly hinder the AMC's normal operations.

8.2 The Vendor agrees to, at any time and from time to time, upon the written request of the Purchaser:

     (a) promptly and duly execute and deliver all such further instruments and documents, and do or procure to be done all such acts or things, as such the Purchaser may reasonably deem necessary or desirable in obtaining the full benefits of this Agreement and of the rights and ownership herein granted; and

     (b) do or procure to be done each and every act or thing which the Purchaser may from time to time reasonably require to be done for the purpose of enforcing the Purchaser's rights under this Agreement.

9.   COSTS AND EXPENSES

9.1 Except as otherwise provided in Clause 9.2, each Party shall pay its own costs and expenses (including the fees and costs of any financial or technical advisors, lawyers or accountants engaged by it) in relation to the negotiations leading up to the Transaction contemplated hereunder and to the preparation, execution and carrying into effect all documents referred to and or relate to the Transaction here under including this Agreement.

9.2 Any stamp duty, fees or expenses payable in connection with the Transaction including for the execution of this Agreement shall be borne by the Purchaser.

10.  TERMINATION

10.1 This Agreement may be terminated prior to the Completion:

     (a)  at the election of the Purchaser,

          (i)  under Clause 3.5;

          (ii) for non fulfillment of the conditions in Clauses 4.2.1 and 4.2.2 due to the fault of the Vendor.

     (b)  at the election of the Vendor,

          (i)  under Clause 3.5;

          (ii) for non fulfillment of the conditions in Clause 4.2.3 due to the fault of the Purchaser.

     (c) at any time on or prior to the Completion, by mutual written consent of the Purchaser and the Vendors.

10.2 This Agreement shall stand fulfilled and terminated upon expiry of the Warranty Period or payment of the Retention Amount under the SPA Escrow Agreement to the Vendor or the Purchaser, as the case may be, in accordance with the SPA Escrow Agreement whichever is later.

10.3 If this Agreement is terminated pursuant to Clause 10.1 then, except for the provisions of Clauses 7, 11, and 14 (which shall survive the termination), this Agreement shall have no further force and effect and Parties shall have no further liability or claim against each other except for those which have already been incurred prior to the termination or except for those which relate to the provisions which survive the termination.

10.4 In the event of the Completion of this Agreement or the ITI SPA or the Employee SPA does not occur or this Agreement or the ITI SPA or the Employee SPA is terminated before Completion, neither the Purchaser nor the Vendor shall have any claim against each other and the interest on the MOU Escrow Amount shall be paid by the Escrow Agent to the Purchaser by issuing an instruction to the Escrow Agent under the prescribed form set out in the Escrow Agreement.

11.     NOTICES

11.1 Each notice, demand or other communication given or made under this Agreement shall be in writing and may be given by facsimile, by personal delivery or by sending the same by prepaid registered mail (or prepaid registered airmail or a recognized international courier service where the address of the Party to receive the notice is not in the same country as that of the Party giving the notice) addressed to the Party concerned at the address or fax number below (or such other address or fax number as the addressee has by five (5) days' prior written notice specified to the other Parties):

     TO THE PURCHASER:

     Address:       Templeton Asset Management (India) Private Limited,
                    1st Floor, Sakhar Bhavan,
                    Nariman Point,
                    Mumbai 400 021,
     Attention:     Mr. Rajiv Vij
     Phone:         + 91 22 288 6129
     Fax:           + 91 22 288 6707
     Email:         rvij@templeton.com

     TO PIONEER:

     Address:       Pioneer Investment Management, Inc.
                    60, State Street,
                    Boston, Massachusetts,
                    U.S.A 02109
     Attention:     Mr. Daniel Geraci
     Phone:         + 1 617 4224806
     Fax:           + 1 617  4224296
     Email:         dan.geraci@pioneerinvest.com

     Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered (a) if given or made by personal delivery, when actually delivered to the relevant address; and (b) if given or made by prepaid registered post to an address within the same country or by a recognized international courier service to an overseas address, seven (7) days after the dispatch of the same; (c) if given or made by prepaid registered airmail to an overseas address, ten (10) days after the dispatch of the same; (d) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch.

12.  POST COMPLETION OBLIGATIONS

12.1 The post Completion obligations of the Vendor:

     The Vendor covenants and agrees that, it by itself and or through its Affiliate shall not without the consent of the Purchaser, from the Completion until two (2) years after the Completion Date:

     (a) in relation any mutual fund or AMC in India, undertake or act as sponsor a trustee or asset management business, or carry on any activity either as a shareholder (investor), advisor, manager, consultant, technical know-how provider, under the mutual fund industry in India;

     (b) hire any the employees of the AMC and or induce them to leave the employment of the AMC and join another asset management company under different management or an organization carrying on activities of, connected to or associated to a mutual fund.

12.2 The post Completion obligations of the Purchaser:

     (a) obtain all the necessary approvals from SEBI and the Registrar of Companies and such other authorities for change of name of the AMC and the Trustee Company;

     (b) shall take all steps as may be necessary for the purposes of changing the corporate name (including obtaining approval from the Registrar of Companies for the change of name and appropriate Board and shareholder consents of the AMC, the Trustee Company) of the AMC, the Fund and the Trustee Company by deleting the words "Pioneer" or "ITI" such that the new name of the AMC, Fund or the Trustee Company will not contain the words " Pioneer or ITI" or any other derivation thereof or any name, brand or mark reasonably similar to any of them or reasonably capable of confusion with any of them, and at the request of the Vendor furnishing documentary evidence satisfactory in relation to the same. The Purchaser will within one hundred and eighty (180) days of the Completion, stop using the name "Pioneer" or ITI in relation to the AMC, in its communication with third parties. Provided however that no liability shall accrue to the Vendor on account of such usage. It is clarified that the Purchaser shall have no right title or interest into or over the name "Pioneer" or "ITI" at any time including during the one hundred and eighty (180) days referred to above;

     (c) shall not for a period of two (2) years from the Completion Date, hire any the employees of the Vendor and or induce them to leave the employment of the Vendor and join the Purchaser or its Affiliate in India;

     (d)  provide an exit option to the unit holders as per the Regulations;

     (e) subject to the receipt by the Vendor of the RBI approval, forthwith repay the aggregate amount of Rs. 45 million lying to the credit of the Vendor in the books of the AMC as advance against equity. Provided however that if the RBI approval has been received before Completion, the Vendor shall be at liberty to request the Purchaser to repay the said amount upon production of a copy of the said approval.

13.  MISCELLANEOUS

13.1 This Agreement may not be amended, modified or supplemented except by a written instrument executed by each of the Parties.

13.2 No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by a Party of any breach by another Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

13.3 This Agreement shall inure to the benefit of the Parties and is binding upon the Parties hereto and their respective successors, legal representatives and permitted assigns. This Agreement shall not be assignable by any Party, except with the written consent of the other Parties.

13.4 This Agreement constitutes the whole agreement between the Parties relating to the subject matter hereof and supersedes any prior (not simultaneous) agreements or understandings with effect from the execution hereof as regards the Transaction and with effect from the Completion as regards the MOU Escrow Agreement.

13.5 Any liability of the Vendor to the Purchaser under this Agreement may in whole or in part be released, compounded or compromised or time or indulgence given by the Purchaser in its absolute discretion as regards any such liability without in any way prejudicing or affecting the Purchaser's rights against any other or others or the Vendor under the same or a like liability.

13.6 Each and every obligation under this Agreement shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming unenforceable in whole or in part. To the extent that any provision or provisions of this Agreement are unenforceable they shall be deemed to be deleted from this Agreement, and any such deletion shall not affect the enforceability of this Agreement as remain not so deleted.

13.7 This Agreement may be executed in one or more counterparts which, each of which when so signed and taken together, shall be deemed an original but all the counterparts shall together constitute one and the same instrument.

13.8 Subject to contract to the contrary the parties may pursue remedies available under this Agreement. The Parties shall ensure that no such remedy results in more than one claim against the Party concerned for the same cause of action. It is agreed that no Party would be penalised twice for the same claim or cause of action under this Agreement.

13.9 Nothing in this Agreement shall be deemed to constitute a partnership between the Parties hereto or constitute any party the agent of another party for any purpose.

13.10 The illegality, invalidity or unenforceability of any provision of this Agreement, whether in whole or in part, under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision or part

14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement shall be governed by and construed in accordance with the laws of India.

14.2 Any dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or invalidity hereof (the "Dispute"), shall be referred to the CEO of the Vendor and the CEO of the Purchaser for resolution. If the Dispute is not resolved within a period of 30 days from such referral then the Dispute shall be finally settled by an arbitration which shall be governed by the Arbitration and Conciliation Act 1996 (the "Act ") as are in force at the time. For the purpose of such arbitration, there shall subject Clause 14.3 below, be three arbitrators appointed (each of them must be lawyers having significant expertise in the commercial field), one nominated by Pioneer on hand and one nominated by the Purchaser on the other hand and the third arbitrator appointed by such appointed arbitrators (such board of arbitrators is referred to below as the "Arbitration Board"). The place of arbitration shall be in Mumbai. All arbitration proceedings shall be conducted in the English language. The arbitrators shall decide any such dispute or claim strictly in accordance with the governing law specified in Clause 14.1 of this Agreement. Judgment upon any arbitral award rendered hereunder may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be if required.

14.3 Notwithstanding Clause 14.1, in the event the Vendor raises any dispute in relation to issues which are also raised by ITI under the its share purchase agreement then the Vendor agrees that it shall together with ITI jointly appoint only one arbitrator and the Purchaser shall appoint one arbitrator.

14.4 Each Party shall co-operate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this Agreement.

14.5 The costs and expenses of the arbitration, including, without limitation, the fees of the arbitration and the Arbitration Board, shall be borne equally by each Party to the dispute or claim, and each Party shall pay its own fees, disbursements and other charges of its counsel.

14.6 Any award made by the Arbitration Board shall be final and binding on each of the Parties as if it were parties to the dispute.


                                                                   Schedule 1

                                                       LIST OF EMPLOYEE SHAREHOLDERS

                                                                LIST OF SHAREHOLDERS
                                                                                    NO OF      AMT PER
       NAME OF THE SHARE HOLDER        FATHER'S NAME       TYPE OF SHARES          SHARES      SHARE            ADDRESS

  1.   Vivek Reddy                     D G K Reddy             Equity               216600      10      12, Subba Rao Avenue
                                                                                                        3 rd Street
                                                                                                        Madras
                                                                                                        Tamilnadu

  2.   Ravi Mehrotra                   Umesh Mehrotra          Equity               100000      10      23 Cenotaph Road
                                                                                                          Rahul Apts
                                                                                                          Ground Floor
                                                                                                          Flat B
                                                                                                          Teynampet
                                                                                                          Madras

  3.   R.Narayanan                     N Ramachandran          Equity                 5000      10      55 C MIG FLAT
                                                                                                        A L MUDALIAR
                                                                                                        ROAD
                                                                                                         Madras
                                                                                                         Tamil Nadu

  4.   Anoop Bhasker                   Amrit Rai Bhasker       Equity                 4000      10      44/5 3 rd street
                                                                                                        East Abhirampuram
                                                                                                        Madras
                                       27

                                                                                                        Tamilnadu

  5.   Anil Prabhudas                  JeevanPrabhudas         Equity                 4000      10      B 34 PA Towers
                                                                                                        869PHRoad
                                                                                                        Kilpauk
                                                                                                        Madras
                                                                                                        Tamilnadu

  6.   K N Sivasubramaniam             Narayanan               Equity                 4000      10      No 2 22nd cross Street
                                                                                                        Indira Nagar
                                                                                                        Madras
                                                                                                        Tamilnadu

  7.   R Sukumar                       A M Rajah               Equity                 4000      10      8, Sadulla Street
                                                                                                        Madras
                                                                                                        Tamilnadu

  8.   V Rajagopal                     Veeraraghavachari N K   Equity                 3000      10      No43 Kalaignar Street
                                                                                                        Anna Nagar
                                                                                                        Pammal
                                                                                                        Madras
                                                                                                        Tamilnadu

  9.   Lalitha Swamy                   K Ramaswamy             Equity                 2000      10      E 2 Sriji Apts
                                                                                                        25 Rajasekharan Road
                                                                                                        Mylapore
                                                                                                        Madras
                                                                                                        Tamilnadu

  10.  Prem Khatri                     J P Khatri              Equity                 2000      10      6 D Cambrae East


                                       28

                                                                                                        Victoria Cresent Road
                                                                                                        Egmore
                                                                                                        Madras
                                                                                                        Tamilnadu

  11.  Tamil Selvi                     M Balasubramanian       Equity                 2000      10      61, Vasudevan Nagar
                                                                                                        Jafferkhanpet
                                                                                                        Ashok Nagar
                                                                                                        Madras
                                                                                                        Tamilnadu

  12.  P L Ambal                       Saravanan               Equity                 1500      10      C/O Kumarappa
                                                                                                        Chethyar
                                                                                                        162A Kamar Salai
                                                                                                        Ramakrishna Nagar
                                                                                                        Aiwarthirunagar
                                                                                                        Madras
                                                                                                        Tamilnadu

                                                                                                        5 A Muthu Lakshmi
  13.  D Vijayraghavan                 K V Desikachari         Equity                 1500      10      Street
                                                                                                        Muthu Lakshmi Nagar
                                                                                                        Extn
                                                                                                        Chitlapakkam
                                                                                                        Madras
                                                                                                        Tamilnadu

  14.  S Chellappa                     N Sivaguru              Equity                 1500      10      C 2, Paras Apts
                                                                                                        Jeevarathnam Nagar
                                                                                                        Adyar


                                       29

                                                                                                        Madras
                                                                                                        Tamilnadu


  15.  S R Ramesh                      S K Ramamurthi          Equity                 1400      10      Vigneswar house (upstairs)
                                                                                                        No 1 New Thillai Nagar
                                                                                                        Plot 25, Part 6
                                                                                                        P N Pudur
                                                                                                        Coimbatore
                                                                                                        Tamilnadu

  16.  Indira Menon                    P R Menon               Equity                 1200      10      No 9, M Block
                                                                                                        Anna Nagar East
                                                                                                        Madras
                                                                                                        Tamil Nadu

  17.  Rajendra Mukadam                Upendra Dhondo Mukadam  Equity                 1200      10      23/C Zaoba Wadi
                                                                                                        Thakurdwar, JSS Road
                                                                                                        Bombay
                                                                                                        Maharashtra

  18.  Aseem Malhotra                  R I Malhotra            Equity                 1200      10      B 302 Rosewood Apts
                                                                                                        Mayur Vi bar Phase I (Extn)
                                                                                                        New Delhi

  19.  Samvita Reddy                   A Koti Reddy            Equity                 1000      10      73, E V K Sampath Road
                                                                                                        Vepery
                                                                                                        Madras
                                                                                                        Tamilnadu


                                       30

  20.  Sanjeev Patnaik                 K C Patnaik             Equity                 1000      10      No 67
                                                                                                        kamaraja nagar
                                                                                                        Ernavur
                                                                                                        Ennore
                                                                                                        Madras
                                                                                                        Tamilnadu

  21.  G Srinivas                      G V Sastry              Equity                 1000      10      3, Ill Main Road
                                                                                                        Kasturiba Nagar
                                                                                                        Adyar
                                                                                                        Madras
                                                                                                        Tamilnadu


  22.  K Thirugnanam                   C Karuppiah             Equity                 1000      10      13, Park Street
                                                                                                        108, Pandian Nagar
                                                                                                        Thiru Nagar
                                                                                                        Madurai
                                                                                                        Tamilnadu


  23.  V N Srikanth                    V N Subba Rao           Equity                 1000      10      22 Umayal Road
                                                                                                        Kilpauk
                                                                                                        Madras
                                                                                                        Tamilnadu


  24.  P K Saravanan                   P Kannabiran            Equity                  600      10      No 5,Ratnam Nagar
                                                                                                        Thruvanmiyur

                                       31

                                                                                                        Madras
                                                                                                        Tamilnadu


  25.  S Balasubramaniam               TV Sivararnakrishnan    Equity                  600      10      No 4 Arul Jyothi
                                                                                                        Rossary Church Road Lane
                                                                                                        Santhome
                                                                                                        Madras
                                                                                                        Tamilnadu

  26.  Senthi Kumar M                  A Mariappan             Equity                  600      10      No 3, V Cross
                                                                                                        Ammayappa Nagar
                                                                                                        Trichy
                                                                                                        Tamilnadu

  27.  R Anantharaman                  A Ramaswamy             Equity                  600      10      No 26,
                                                                                                        Nore Veeraswamy Street
                                                                                                        Nungambakkam
                                                                                                        Madras
                                                                                                        Tamil Nadu



  28.  K Bharati Raj                   M S Krishnamurthy       Equity                  500      10      No 102, Bazaar Road
                                                                                                        Mylapore
                                                                                                        Madras
                                                                                                        Tamilnadu

  29.  R Sekhar                        S Ramamoorthy           Equity                  500      10      5 Raman Street
                                                                                                        Madras
                                                                                                        Tamilnadu


                                       32

  30.  P S Balasubramaniam             P Sitaraman             Equity                  500      10      A1 Damayanthi Apts
                                                                                                        South Mada Street
                                                                                                        Nungambakkam
                                                                                                        Madras
                                                                                                        Tamilnadu

  31.  J VS Ravi Kumar                 J Kameswara Sastry      Equity                  400      10      60-3-19, Ashok Nagar
                                                                                                        SBI Colony Road
                                                                                                        Near ITI
                                                                                                        Vijaywada
                                                                                                        Andhra Pradesh

  32.  A V Ravi Kumar                  A V N Murthy            Equity                  400      10      Lakshmi Sudha Nivas
                                                                                                        54-1-30, Plot No 26
                                                                                                        L.I.C Colony
                                                                                                        Vijaywada
                                                                                                        Andhra Pradesh

  33.  Vinay Kumar                     B Devadattam            Equity                  400      10      2/3 R T
                                                                                                        Prakasam Nagar
                                                                                                        Begumpet
                                                                                                        Hyderabad
                                                                                                        Andhra Pradesh

  34.  S Vidyasagar                    R S Mani                Equity                  400      10      K -7 Turn Bulls Road
                                                                                                        Nandanam
                                                                                                        Madras
                                                                                                        Tamilnadu

                                       33

  35.  B Parthiban                     N Balasubramaniam       Equity                  400      10      No 11 Jacob Street
                                                                                                        Madipakkam
                                                                                                        Madras
                                                                                                        Tamilnadu

  36.  R Ramesh                        S Raju                  Equity                  400      10      3/0, Supdt Qtrs
                                                                                                        The Sea Farer's Club
                                                                                                        Rajaji Salai
                                                                                                        Opp- Reserve Bank Of India
                                                                                                        Madras
                                                                                                        Tamilnadu

  37.  Simon Solomon                   MT Solomon Raj          Equity                  400      10      1219, 17th Street
                                                                                                        Anna Nagar West Extn
                                                                                                        Madras
                                                                                                        Tamilnadu

  38.  R S Gopalan                     S Rajan                 Equity                  400      10      86,A V Krishnaswamy Street
                                                                                                        Janaki Nagar
                                                                                                        Valsarvakkam
                                                                                                        Madras
                                                                                                        Tamilnadu


  39.  K Balaji                        E Krishnan              Equity                  300      10      No 28-C Third Agraharam
                                                                                                        Salem
                                                                                                        Tamilnadu

  40.  P Jayaraman                     K Pitchai Raman         Equity                  300      10      No 3, 3 rd Cross
                                                                                                        Ammoiyappa Nagar

                                       34

                                                                                                        Puthur
                                                                                                        Trichy
                                                                                                        Tamilnadu

  41.  T Srikumar                      M P Thiruvengadam       Equity                  200      10      No 28, III Street
                                                                                                        Jayalakshmi Puram
                                                                                                        N ungambakkam
                                                                                                        Madras
                                                                                                        Tamilnadu


  42.  B Srinivas Rao                  B Seetharamaraju        Equity                  200      10      No 20 Ambika Nagar Main Road
                                                                                                        Madhavaram Milk Colony
                                                                                                        Madras
                                                                                                        Tamilnadu

  43.  MKannan                         Muruganandan            Equity                  200      10      270 G, GST Road
                                                                                                        Thirunagar
                                                                                                        Madurai
                                                                                                        Tamilnadu

  44.  D Venkatesh                     B Deivasigamani         Equity                  200      10      10 Kandappa Gramani Street
                                                                                                        Pu rasawalkam
                                                                                                        Madras
                                                                                                        Tamilnadu

                                                                                    369600



                                   SCHEDULE 2

PURCHASERS WARRNTIES


     1 ORGANISATION, GOOD STANDING AND QUALIFICATION: The Purchaser has been duly incorporated and organised, and is validly existing in good standing, under the laws of India. The Purchaser has the corporate power and authority to carry on its business as currently conducted and proposed to be conducted.

     2 the Purchaser has the legal right and full power and authority to enter into, deliver and perform this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with the Transaction which when executed will constitute valid and binding obligation of the Purchaser, and enforceable against them in accordance with their terms.

     3    The execution,  delivery and the  performance by the Purchaser of this
          Agreement  and  the   respective   obligations   in  relation  to  the
          Transaction contemplated herein, do not and will not:

          (i) breach or constitute a default under the Charter Document of the Purchaser;

          (ii) result in a violation or breach of or default under any applicable law or regulation or of any order, judgment or decree of any Court, Governmental Authority, regulatory body to which each of the Purchaser is a party or by which the Purchaser or any of its assets are bound.

          (iii)Result in a breach of, or constitute a default under any contract to which the Purchaser is a party


     4 Except for the approvals of the FIPB, Reserve Bank of India and the corporate approvals, no consent, approval, order or authorisation of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance by the Purchaser, of this Agreement and or the Transaction and

     5 All corporate action on the part of the Board, the board of directors of the Purchaser, necessary for the authorisation, execution, delivery of and the performance of all obligations of the Purchaser under this Agreement have been taken as of the date of this Agreement;

                                   SCHEDULE 3

                                VENDOR WARRANTIES

INTERPRETATION

In this Schedule, unless the context clearly indicates a contrary intention, -

     (a) The provisions of the agreement ("Agreement") to which these warranties relate to its interpretation shall apply, mutatis mutandis, and the words and expressions defined in the Agreement shall bear the same meanings in this Schedule;

     (b) The warranties, representations and undertakings herein shall apply in respect of each of the AMC and its Subsidiary (together "the AMC" for the purpose of this Schedule), and references in these warranties to AMC shall also be deemed where the context so admits, unless specified otherwise, to apply to the Trustee Company;

     (c) Where ever the warranty refers to accounts of the AMC it shall relate to a period on or after April 1, 2001 unless specified otherwise.
1.   AUTHORITY AND CAPACITY OF THE VENDOR

     1.1 The Vendor is a company duly incorporated and validly existing under the law of its incorporation.

    1.2.1 The Vendor has the legal right and full power and authority to enter into, deliver and perform this Agreement and any other documents to be executed by the Vendor pursuant to or in connection with the Transaction which when executed will constitute valid and binding obligation of the Vendor, and enforceable against them in accordance with their terms.

    1.2.2 Subject to applicable laws, regulations and rules, the execution, delivery and performance by the Vendor and the AMC, of this Agreement and the respective obligations in relation to the Transaction contemplated herein, do not and will not:

          (i) breach or constitute a default under the respective Charter Document of Vendor and AMC;

          (ii) result in a breach of, or constitute a default under, any Contract to which the AMC, or the Vendor is a party or by which they are bound or give any third party a right to terminate or modify, or result in the creation of any Encumbrance under any agreement, licence or other instrument; or

         (iii) result in a violation or breach of or default under any applicable law or regulation or of any order, judgement or decree of any Court,

               Governmental Authority, regulatory body to which each of the Vendor or the AMC is a party or by which each of the Vendor or the AMC or any of their respective assets are bound.

    1.2.3 Except for the approvals of the SEBI, FIPB, Reserve Bank of India, the Trustees, the unit holders and the corporate approvals, no consent, approval, order or authorisation of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance by the Vendor or the AMC, of this Agreement and or the Transaction and

     1.3  VENDOR'S AMC SHARES:

          (i) the Vendor's AMC Shares were validly issued and are fully paid-up;

          (ii) the Vendor is the sole beneficial owner of the its shares and is registered as the sole owner of such shares;

         (iii) the Vendor has clear and marketable title to its shares and that the shares are free from any Encumbrance or claim, demand or doubts, and the Vendor is not aware of any claims against their shares or any circumstances which might reasonably believed to lead to a claim or demand against the Vendor's AMC Shares;

          (iv) the Vendor has good right, full power and absolute authority to sell and transfer the Vendor's AMC Shares free from any third party claim or demand of any nature and that they have not nor anyone on their behalf have done, committed or omitted any act, deed, matter or thing whereby the Vendor's AMC Shares is or can be forfeited extinguished or rendered void or voidable; and

          (v) that the Vendor has not entered into or arrived at any agreement and/or arrangement, written or oral, with any person or party in respect of the Vendor's AMC Shares, or their membership of the AMC which, will render the sale of the sale and transfer of AMC Shares violative of such agreements.

2.   CORPORATE MATTERS

     2.1 CHARTER DOCUMENT: The copies of the Charter Documents of the AMC (having attached thereto all amendments made to date) delivered to the Purchaser and filed with the Registrar of Companies are true and complete copies, and the AMC has complied with all the provisions of its Charter Documents and, in particular, has not entered into any ultra vires transaction. All legal and procedural requirements and other formalities concerning such Charter Documents have been duly and properly complied with in all material respects.

     2.2 ORGANISATION, GOOD STANDING AND QUALIFICATION: The AMC has been duly incorporated and organised, and is validly existing in good standing, under the laws of India. The AMC has the corporate power and authority to own and operate its Assets and properties and to carry on its business as currently conducted and proposed to be conducted.

     2.3 CAPITALISATION AND OTHER PARTICULARS OF THE AMC: The particulars of the AMC as disclosed in the Accounts are true, complete and correct as of the date.

     2.4 ISSUED SHARES: The 7,893,965 million shares now outstanding comprise the entire issued share capital of the AMC. No modification or variation of the terms of issue or the rights attaching to such Shares has been made since the dates of issue.

     2.5 PAID UP: All the issued shares of the AMC are fully paid up and the AMC has not exercised nor purported to exercise or claimed any lien over any of them.

     2.6 CONDUCT IN RELATION TO CAPITAL: The AMC has not at any time repaid or redeemed or agreed to repay or redeem any of its share capital or otherwise reduced or agreed to reduce its issued share capital or purchased any of its own shares or carried out any transaction having the effect of a reduction of capital.

     2.7 CONVERSION RIGHTS: No person has the right to call for the issue of any share or loan capital of the AMC by reason of any conversion rights or under any option or other agreement and there are no claims, charges, liens, equities or encumbrances on the Vendor's AMC Shares.

     2.8 OPTIONS, WARRANTS AND RESERVED SHARES: Except as disclosed in Clause 12.2(e) of the SPA, there are no outstanding options, warrants, rights (including conversion or pre-emption rights) or agreements for the subscription or purchase from the AMC of any shares in the capital stock of the AMC or any securities convertible into or ultimately exchangeable or exercisable for any shares of the AMC, and no shares of the AMC when issued, are subject to any pre-emptive rights, rights of first refusal or other rights pursuant to any agreement or commitment of the AMC as the case may be.

     2.9 OTHER RIGHTS WITH RESPECT TO SHARES: Except as contemplated in this Agreement, no voting or similar agreements exist relating to the AMC Shares or any other securities issued by the AMC or the shares of the Subsidiary which are presently outstanding or that may hereafter be issued.

     2.10 EXISTENCE OF SUBSIDIARIES: The AMC has a subsidiary called ITI Capital Markets Limited , a company incorporated under the Companies Act 1956 and having its registered office at No.39, TTK Road, Alwarpet, Chennai 600 018 . The particulars of the subsidiary as the its capital and other statutory details such as capital, director are disclosed in the Disclosure Letter. Except for the Subsidiary the AMC does not own any direct or indirect equity or voting interest in any other AMC, partnership or any other legal entity.

     2.11 CORPORATE RECORDS: Except as disclosed the statutory books, minute books and register of members of the AMC have been properly and accurately maintained and written up to date in all material respects and contain full and accurate records of all resolutions passed by the directors and the shareholders of the AMC and all issuances and transfers of shares or other securities of the AMC. All such documents are in its possession or under the control of the AMC.

     2.12 REGISTER OF MEMBERS: Except as disclosed the register of members of the AMC contains a complete and accurate record of the members of the AMC and the AMC has not received any notice of any application for rectification and so far as the Vendor is aware such members are the beneficial owners of the shares listed against their names.

     2.13 DIVIDENDS: Except as disclosed and except for the dividends declared under an investment scheme operated by the AMC, the AMC has not declared any dividend or made any distribution to its shareholders since their incorporation.

     2.14 POWERS OF ATTORNEY: Except for the powers of attorney disclosed in the Disclosure Letter there are no outstanding powers of attorney given by the AMC or the Fund.

     2.15 WINDING-UP ORDERS: No order has been made, no resolution has been passed, no petition has been presented by the AMC and no petition has been presented by any other person for the Winding-up of the AMC; no receiver or manager has been appointed by any person of the business or assets of the AMC or any part thereof and there is no unfulfilled or unsatisfied judgement or decree or court order outstanding against the AMC.

     2.16 The Vendor does not hold any equity or voting interest in any entity that carries on any business that competes with the business of the AMC or Fund in India.

3.   ACCOUNTS AND RECORDS

     3.1 Except as disclosed therein and except as disclosed, the Accounts and the accounts for the period ending March 31, 2001 ("2001 Accounts") of the AMC have been prepared in accordance with applicable law and in accordance with accounting principles, standards and practices generally accepted at the date of this Agreement in India and give a true and fair view of the assets, liabilities and state of affairs of the AMC at the Account Date.

     3.2 MANAGEMENT ACCOUNTS: Except as disclosed, the Management Accounts have been prepared in accordance with applicable law and in accordance with accounting principles, standards and practices generally accepted at the date of this Agreement in India and, subject thereto, on a basis consistent with that adopted in preparing the audited accounts for the previous two financial periods so as to give a true and fair view of the assets, liabilities and state of affairs of the AMC at the Management Account Date and of the profits or losses for the period concerned and as at that date make:

          3.2.1 full provision for all actual liabilities,

          3.2.2 proper provision for all contingent liabilities, and

          3.2.3 provision reasonably regarded as adequate for all bad and doubtful debts.

3.3  ACCOUNTING AND OTHER RECORDS:

     Except as disclosed, the AMC's books and records are in its possession or under its control and have been properly maintained in accordance with all applicable laws. As at the Completion Date, the AMC's books and records will accurately record all transactions of the AMC up to and including [the Management Accounts Date] and will be capable of being written up within a reasonable time so as to record all subsequent transactions of the AMC.


3.4 CHANGES SINCE APRIL 1ST 2001 AS REGARDS THE AMC AND THE FUND: Except as disclosed:

          3.4.1 there has been no material adverse change in its financial position or turnover and no event, fact or matter has occurred that will give rise to any such change;

          3.4.2 its business has been carried on in the ordinary course, without any interruption or alteration in its nature, scope or manner, and so as to maintain the same as a going concern;

          3.4.3 it has not entered into any transaction or assumed or incurred any liabilities (including contingent liabilities) or made any payment not provided for in the Accounts or the Management Accounts otherwise than in the ordinary course of carrying on its business;

          3.4.4 its profits have not been affected by changes or inconsistencies in account treatment, by any non-recurring items of income or expenditure, by transactions of an abnormal or unusual nature or entered into otherwise that on normal commercial terms or by any other factors rendering such profits exceptionally high or low;

          3.4.5 no dividend or other distribution has been declared, made or paid to its shareholders;

          3.4.6 no share or loan capital or any other security giving rise to a right over the capital has been allotted or issued or agreed to be allotted or issued;

          3.4.7 it has not redeemed or purchased or agreed to redeem or purchase any of its share capital; and

          3.4.8 except in the ordinary course of business, no debt or liability has been incurred, assumed or guaranteed by the AMC except, advance share application monies of Rs 450 lakhs, which will be returned to Pioneer.

3.5 ABSENCE OF UNDISCLOSED LIABILITIES: Except as disclosed, there are no liabilities of the AMC other than (I) liabilities disclosed or provided for in the Accounts and the Management Accounts; (ii) liabilities incurred in the ordinary course of business since the Management Accounts Date, none of which results in a material adverse change in the financial position or turnover of the AMC; or (iii) liabilities disclosed elsewhere in this Agreement.

4.   FINANCE

4.1 Except for the funds of the investors in the Blue Chip Fund, open end Scheme aggregating to Rs 1.5 crores, which are lying with the Fund for want of instruction from the investors, and except as disclosed, neither the AMC nor the Fund has outstanding any obligation for the payment or repayment of money, whether present or future, actual or contingent.

4.2 The AMC and the Fund have no encumbrance, mortgage, charge, pledge, lien (save by operation of law in the ordinary course of business) or other security interest or any other agreement or arrangement having a similar effect subsisting over the whole or any part of its present or future revenues.

4.3 Except for the payments under the Blue Chip Scheme and except as disclosed, no borrowing of the Fund or AMC has become or is now due and payable or capable of being declared due and payable, before its normal or originally stated maturity and no demand or other notice requiring the payment or repayment of money before its normal or originally stated maturity has been received by the AMC.

4.4 No event or circumstance has occurred of which the Vendor is aware which is or, with the giving of notice or lapse of time or both, shall be such as to terminate, cancel or render incapable of exercise any entitlement to draw money or otherwise exercise the rights of the AMC or Fund under an agreement relating to borrowing.

5.   TAXATION MATTERS

5.1 RETURNS, INFORMATION AND CLEARANCES, EXCEPT AS DISCLOSED AND TO THE BEST OF THE VENDOR'S KNOWLEDGE AND UNDERSTANDINGS:

     i) All returns, computations, notices and information which are or have been required to be made or given by the AMC for a Taxation purpose
          (i) have been made on a proper basis and are correct and (ii) none of them is subject of any dispute with the Indian Taxation authorities.

     ii) The AMC is in possession of sufficient information or has reasonable access to such information to enable it to compute its liability to Taxation.

5.2  TAXATION CLAIMS, LIABILITIES AND RELIEFS:

     Except as disclosed, there is no liability of Taxation in respect of which a claim has been made to the knowledge of the Vendor.

5.3  AMC RESIDENCE: The AMC has been resident for tax purposes in India

5.4 DEDUCTION OF TAX AT SOURCE: Except as disclosed, the liability on account of late filing/remittance of returns for tax to be deducted at source does not exceed an amount of Rs 25,000/- on account of interest and such returns are true and correct in all material respects. To the best of our knowledge and understanding the deductions have been made in accordance with law.


6.   LEGAL MATTERS

6.1 Except as disclosed, the Vendor hereby represents and warrants in respect of the AMC Trustee and the Fund that:

     (i) NO VIOLATION OF LAW: There has not been any investigation or enquiry by nor any notice or communication, or order, decree, decision or judgment of, any court, tribunal, arbitrator, governmental agency or regulatory body received by and against the AMC, with respect to any material violation and/or there has been no subsisting violation to comply with any such applicable law, regulation, byelaw or Charter Documents, which has resulted in any liability or criminal or administrative sanction;


     (ii) PERMITS: Consistent with industry practice, the AMC has all permits, approvals, authorisations, licenses, registrations, and consents (including, without limitation, the registrations of the AMC with SEBI), necessary for the conduct of its business as currently conducted have been obtained and are in full force and effect. The AMC is not in material breach of or in material default under any such permit, approval, authorisation, franchise or license and the Vendor are not aware of any event or circumstance under which any of those licences, registrations, permissions or consents is likely to be revoked terminated and/or cancelled, except for those which are consequential arising out of this Agreement or the Transaction;

    (iii) ETHICAL CODE OF CONDUCT: The AMC has not and has not authorised or permitted any of its employees, agents or representatives to make or promise any payment of anything of value to any Governmental Authority or any employee, agent or representative of any

          Governmental Authority for the purpose of obtaining or retaining business; and

     (iv) UNLAWFUL ACTS: The AMC has not, so far as the Vendor is aware, nor have any of its Senior Executives in the course of theiremployment by any act or default committed:

          a.   any criminal or unlawful act involving dishonesty;

          b.   any breach of trust; or

          c. any breach of contract or statutory duty or any tortuous act which could entitle any third party to terminate any contract to which the AMC is a party;

          which could have a material adverse effect on the AMC.

6.2 COMPLIANCE WITH AGREEMENTS: Except as disclosed, all the contracts and all leases, tenancies, licences and agreements of whatsoever nature to which the AMC is a party are, except as disclosed, valid, binding enforceable obligations of the parties thereto and the terms thereof have been complied with by the AMC and there have occurred no grounds for rescission, avoidance or repudiation of any of the contracts or such leases, tenancies, licences or agreements and no notice of termination or of intention to terminate has been received in respect of any thereof.

6.3  LITIGATION:

     6.3.1 Except as disclosed, and except as in the ordinary course of business, since the Account Date no claim for damages or otherwise has been made against the AMC.

     6.3.2 The AMC, except as disclosed, is not involved whether as plaintiff or defendant or other party in any claim, legal action, proceeding, suit, litigation, prosecution, investigation, enquiry or arbitration and no such claim, legal action, proceeding, suit, litigation, prosecution, investigation, enquiry or arbitration is pending against the AMC.

6.4  INSOLVENCY:

     6.4.1 No order has been made, petition, presented, resolution passed or meeting convened for the winding up (or other process whereby the business is terminated and the assets of the AMC concerned are distributed amongst the creditors and/or shareholders or other contributories) of the AMC and there are no cases or proceedings under any applicable insolvency, reorganisation, or similar laws in any jurisdiction concerning the AMC and no events have occurred which, under applicable laws, would justify any such cases or proceedings.

     6.4.2 No petition has been presented or other proceedings have been commenced for an administration order to be made (or any other order to be made by which during the period it is in force, the affairs, business and assets of the AMC concerned are managed by a person appointed for the purpose by a Court, governmental agency or similar body) in relation to the AMC, nor has any such order been made.

     6.4.3 No receiver (including an administrative receiver), liquidator, trustee, administrator, custodian or similar official has been appointed in any jurisdiction in respect of the whole or any part of the business or assets of the AMC and no step has been taken for or with a view to the appointment of such a person.

     6.4.4     The AMC is not insolvent as on date.

7.      TRADING AND CONTRACTUAL ARRANGEMENTS

7.1 CAPITAL COMMITMENTS: Since March 17, 2002 (the "MOU Date"), except under various investment schemes operated by the AMC for its clients, the AMC:

     7.1.1     has not entered into any capital commitments;

     7.1.2 is not, nor has been, party to any unusual, long-term or onerous commitments, contracts or arrangements otherwise at an arm's length basis in the ordinary course of business;

     7.1.3 except as disclosed, is not party to any agency, distributorship, marketing, purchasing, agreement or arrangement that restricts its freedom to carry on its business in such manner as it thinks fit; and

     7.1.4     is not, nor has agreed to become,  a member of any joint venture,
               consortium,   partnership  or  other  unincorporated  association
               (other than a recognised trade association).

7.2 CONTRACTS: The AMC is not a party to or bound, except as disclosed, by any Contract (collectively, "Material Contracts") that:

     7.2.1 grants management, operational or voting rights in the AMC to any Person;

     7.2.2 is a consulting Contract that involves payments of an amount equal to or in excess of Rs. 1 million for any 12-month period;

     7.2.3     is  a  non-competition   Contract  restricting  in  any  way  the
               business activities of the AMC;

     7.2.4 was entered into outside of the ordinary course of business of the AMC;

     7.2.5 is a Contract with any Person relating to the use of the Assets of the AMC, including without limitation use of the Assets for Internet services, telephone services or the provision of data or other value-added services, excluding Contracts with its customers or clients;

     7.2.6 is a Contract involving subscriber management or systems, call centres or other customer service systems;

     7.2.7     The  AMC is not in  default  in the  performance,  observance  or fulfilment of any of the material obligations, covenants or conditions contained in any Contract to which it is a party. Each Material Contract has been duly authorised, executed and delivered by the AMC, and constitutes a valid and binding obligation of each party thereto, enforceable against each party thereto in accordance with its terms. To the best of the Vendor knowledge, no party (other than the AMC) is in material breach of any Material Contract or has indicated any intention to terminate any such Contract prior to the expiration of its term.

7.3  ARRANGEMENTS WITH ASSOCIATES ETC:

     Except as disclosed:

     7.3.1 There is no indebtedness (actual or contingent) nor any indemnity, guarantee or security arrangement, except as disclosed, between the AMC and any current or former employee, current or former director or any current or former consultant of the AMC.

     7.3.2 The AMC is not a party to any contract, arrangement or understanding, except as disclosed, with any current or former employee, current or former director of the AMC other than the employment contracts.

     7.3.3 Other than employment contracts with the Employee Shareholders, there are no existing contracts or arrangements, except as disclosed, between or involving the AMC and any of the Vendor and/or any of the directors.

7.4  TRANSACTIONS WITH DIRECTORS:

     There is no outstanding:

     7.4.1 loan, except as disclosed, made by the AMC to, or to the AMC, by the Vendor, or any director or officer of the AMC;

     7.4.2 agreement or arrangement, except as disclosed, to which the AMC is a party and in which the Vendor or any director of the AMC;

     7.4.3 Related Party Transaction: Except as disclosed, there are no Contracts, understandings, transactions or proposed transactions between the AMC and any Related Party on the other hand. Except for loans/advances aggregating to not more than Rs. 65 lacs made to any single employee, pursuant to staff Housing/Vehicle Assistance Scheme existing as of the date of this Agreement, no Related Party or employee of the AMC is indebted to the AMC, nor is the AMC indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Vendors' knowledge, no such Person is, directly or indirectly, interested in any Contract with the AMC, excluding employment contracts.

7.5 Investment Management Agreement: The Investment Management Agreement executed between the Trustee Company and the AMC is the only investment management agreement for the family of funds operated and managed by the AMC on behalf of the Trustee Company.

7.6 Guarantee: Except as disclosed in the Accounts, there is not outstanding guarantee, indemnity, surety or comfort (whether or not legally binding) given by or for the benefit of the AMC.



8.   EMPLOYEES

8.1  DISCLOSURE OF MATERIAL FACTS:

     8.1.1 Except as disclosed, all material facts and matters relating to the employment of all employees of the AMC have been disclosed to the Purchaser.

     8.1.2 The AMC has no collective agreements, arrangements and other understandings with any recognised trade union, staff association or other body representing the employees of the AMC and, to the best of the Vendor's knowledge, no labour union has requested, sought or attempted to represent any employees, representatives or agents of the AMC. There is no strike or other labour dispute involving the AMC.

     8.1.3 STATUS OF EMPLOYEES: Except as disclosed to the best of the Vendor's knowledge, no Senior Executive has terminated their employment with the AMC since the MOU Date.

     8.1.4 EMPLOYMENT AGREEMENTS AND COMPENSATION ARRANGEMENTS: Except as disclosed, other than standard employment contracts of the AMC in the form as disclosed, and the employment contract of the current CEO of the AMC as disclosed, the AMC is not a party to nor bound by any currently effective employment contract (other than contracts that can be terminated on an at-will basis), deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. To the best of the Vendor knowledge, none of these employees or the CEO is in breach of their respective employment contracts or any terms by which any such person may have been seconded to the AMC.

8.2 COMPLIANCE WITH REQUIREMENTS: Except as disclosed, the AMC has in relation to each of its employees and (so far as relevant) to each of its former employees:

     8.2.1 complied in all material respects with its obligations (as appropriate) under relevant laws and all other statutes and regulations relevant to its relations with each employee or the conditions of service of the employee and has maintained adequate and suitable records regarding the service of the employee;

     8.2.2 discharged or adequately provided for in all material respects its obligations to pay all salaries, wages, commissions, bonuses, overtime pay, holiday pay, sick pay and other benefits of or connected with employment upto the date of this Agreement; and

     8.2.3 complied in all material respects with all its obligations under the master mediclaim policy.

8.3 AGREEMENTS: Except as disclosed, the AMC has not since the MOU Date entered into:

     8.3.1 any agreement or arrangement to make any payments (other than emoluments) to or on behalf of any of its directors or employees;

     8.3.2     any  contract  of  service  with  any  employee,   which  is  not
               terminable by the AMC by three months' notice or less without payment of compensation (except as provided by statute);

     8.3.3 any agreement imposing a legal obligation on the AMC to increase the rates of remuneration of, or to make any bonus or incentive payments or any benefits in kind or any payments under a profit-sharing scheme to or on behalf of, any of its employees at any future date which would result in an increase in the AMC's employment costs;

     8.3.4 any negotiation for a change in the emoluments or other terms of engagement of any grade of the AMC's employees resulting in an increase in the AMC's employment costs;

     8.3.5 any agreement or arrangement for the provision of compensation on the termination of employment of any employee of the AMC, beyond the minimum required by law and by the employment contracts.

8.4  DISPUTES:

     8.4.1 Except as disclosed, no subsisting material dispute has arisen since incorporation between the AMC and any member or category of its employees or former employees.

     8.4.2 Except as disclosed, there are no significant complaints pending against the AMC of whatsoever nature in relation to any of its employees or former employees and there is no industrial action or dispute or of such nature existing in respect of or concerning any employees or former employees of the AMC.

     8.4.3 Except as disclosed, no employee has given notice of termination of his contract of employment or is under notice of dismissal.

     8.4.4 Except as disclosed, the AMC has not offered any contract of employment to any person for a salary of more than [Rs.1 million] per annum, which offer remains outstanding.

8.5 PENSIONS: Except as disclosed, the AMC does not make, and is not party to any arrangement under which it could be liable to make payments (except for statutory payment) for providing retirement, death, disability, life assurance or medical benefits to any person.

9.   OPERATIONS AND COMPLIANCE OF THE FUND AND ITS SCHEMES:

9.1 ACCOUNTS: Except as disclosed, the 2001 Accounts and the Accounts of the Fund and its Schemes have been prepared in accordance with the Regulations and the Schedule Nine of the Regulations;

9.2 LIABILITIES AND NPAS: Except as disclosed and except as disclosed in the portfolio statement the Fund and the Schemes do not have any non-performing other than those reflected in the 2001 Accounts, the Accounts and Management Accounts incurred in the ordinary course of business.

9.3 ACTIVITIES SINCE ACCOUNTS DATE: Except as disclosed and otherwise than in the ordinary course of business, since the Accounts Date, there has not been:

     9.3.1 any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Assets used by the AMC or the Fund or the operating results or the business of the Fund as currently conducted;

     9.3.2 any waiver by the AMC or the Fund of a valuable right or of a debt owed to the Fund or any of its Schemes with a value of over Rs. 500,000 owed to it;

     9.3.3 any material change or amendment to a contract by which the Fund is bound, except for changes or amendments which are expressly provided for or disclosed in this Agreement;


     9.3.4 any declaration or payment of any dividend or other distribution by any Scheme of the Fund otherwise than in ordinary course of business;

     9.3.5 any debt or liability incurred, assumed or guaranteed by the Fund or any of its Schemes otherwise than in ordinary course of business.

9.4 CURRENT OPERATIONS: Except as disclosed, to the best knowledge of the Vendor, there is no existing fact or circumstance as on date that has a material adverse effect on the ability of the Fund or Schemes to conduct its business as currently conducted.

9.5 TAXES: The liability/ penalties on account of late filing/remittance of returns for tax to be deducted at source does not exceed an amount of Rs.2,35,000/- on account of interest and such returns are true and correct in all material respects. To the best of our knowledge and understanding the deductions have been made in accordance with law.


COMPLIANCE

9.5 A list of the all the Schemes operated by the Vendor is attached in Annexure 4.3 of the Disclosure Letter. There has been no material adverse change that is inconsistent with normal industry conditions in any of the information contained in the offer documents of the Schemes since the [MOU] Date;

9.6 AUM: (i) The Vendor represents that the Mutual Fund, as on February 20 2002 had assets under management of Rs. 3833.79 crores in the equity schemes and Rs. 1476.68 crores and under fixed-income schemes aggregating to assets under management at Rs.2357.10 crores as certified by the auditors.

     (ii) the Vendor represents that the Mutual Fund, as on July 19, 2002 had assets under management of Rs.1405.80 crores in the equity schemes and Rs. 2688.85 crores and under fixed-income schemes aggregating to assets under management at Rs. 4094.64 crores as certified by the auditors.

9.7 COMPLIANCE WITH REGULATIONS: Except as disclosed, the Vendor represents and warrants that:

     9.7.1 The affairs of the Fund have been conducted materially in accordance with the Regulations and the related circulars of the Regulations.

     9.7.2 The accounting operations of the Fund and the Schemes have materially been carried out in accordance with Schedule Nine of the Regulations and with the guidance note of Institute of Chartered Accountants of India.

9.8 The Code of Ethics relating to conduct of the directors of the Trustee and the employees of the AMC and Code for Personal Trading and Insider Trading guidelines have been complied with and the AMC is not aware of any violations thereof;

9.9 The business of the Schemes has been conducted generally in a bonafide manner with the interests of the unit holders paramount;

9.10 The AMC fees and the other expenses charged to the Fund and the Schemes are within the limits provided in the Regulations and the offer documents of the respective schemes;

9.11 That the entry and exit loads collected from the investors has been utilised in accordance with the Regulations;

9.12 The investor services have been rendered fully in accordance with the Regulations;

9.13 The   offer   documents   (including   abridged   offer    documents)/sales
     literature/annual reports /all sales material have been fully prepared and updated in accordance with the Regulations;



10.  ASSETS

10.1 THE PROPERTIES: Except as disclosed, the Properties shown in Schedule_ comprise all of the premises and land owned, leased, occupied or licensed used in connection with the businesses of the AMC and the Fund. The AMC has provided to the Purchaser, except as disclosed, true and complete copies of documents for all immoveable property owned, leased and or occupied by the AMC. The AMC is in compliance in all material respects with all such leases.

10.2 TITLE: Except as disclosed, the AMC has full and clear title to the immoveable properties owned by the AMC which free and clear of all Encumbrances and there is no dispute pending or of which the Vendor is reasonably aware with regard to the title or rights to any such owned property.

10.3 STATUTORY OBLIGATIONS, NOTICES AND ORDERS: Except as disclosed, in relation to each of the owned properties, no notices, orders, proposals, applications, requests or schedule of dilapidation, demands for duty or taxes affecting or relating to any of such Properties have been served or made by any authority on the AMC or the Fund.

10.4 NOTICES OF BREACH: Except as disclosed, in relation to the leased or licensed immovable property occupied by the AMC or the Fund neither the AMC nor the Fund has not received any notice or complaint from the landlord of any breach of the terms of the leases or tenancy agreements which would entitle the landlord to terminate the leases or agreements or claim damages for breach of terms or covenant; under which such properties are held.

10.5 DISPOSAL OF ASSETS: Except for the sale of securities owned by the AMC and except as disclosed, no Assets of the AMC above the value of Rs. 25,000/-have been disposed of since July 1, 2001 to June 30, 2002 except as disclosed and in the ordinary course of business.

10.6 STAMP DUTY: All documents, except as disclosed, to which the AMC or Fund is a party, or which form part of the title to any asset owned or possessed by the AMC, or which the AMC or the Vendor may need to enforce or produce in evidence in any court of law have been duly stamped and registered.


10.7 TRANSACTIONS NOT AT ARM'S LENGTH:

     10.7.1 Since the MOU Date, the AMC does not own, nor has agreed to acquire, any asset, nor, has received or agreed to receive any services or facilities (including, without limitation, the benefit of any licensee or agreements), the consideration for the acquisition or provision of which was otherwise than on an arm's length basis.

     10.7.2    Except   as  disclosed,  since  the  MOU  Date,  the  AMC has not
               disposed, nor has agreed to dispose, of any asset, nor has provided or agreed to provide any services or facilities
               (including, without limitation, the benefit of any licences or agreements), the consideration for the disposal or provision of which was or will be less than its market value, or otherwise than on an arm's length basis.

10.8 CONTROL OF RECORDS AND INFORMATION: Except as stated in Annexure 3.3 of the Disclosure Letter and subject to the Custodian Agreement, all records and information belonging to the AMC or the Fund or relating to their affairs (whether or not held in written form) are in the exclusive possession and under the direct control of the AMC and or the Fund and subject to unrestricted access by them.

10.9 INTELLECTUAL PROPERTY

     10.9.1 The AMC has such interest in any intellectual property rights and has, as disclosed, entered into any agreement for:

               (i)  the licensing or use of intellectual property rights; or

               (ii) the  provision  or  acquisition  of  know-how  or  technical information or assistance; or

              (iii) the  prohibition  or  restriction  of the  disclosure of any know-how or technical information.

     10.9.2 INTELLECTUAL PROPERTY RIGHTS.

               (i) True and complete copies of all licenses granted to or by the AMC in respect of any Intellectual Property (collectively, the "IP Licenses"), have been made available to the Purchaser. Except as provided in the IP Licenses, the AMC is not obligated to pay any royalties or other payments to any Person in respect of Intellectual Property used by the AMC. The AMC is not in breach of any IP License or of any agreement under which any confidential business information was or is to be made available to it;

               (ii) Except as otherwise  set out in the  respective IP Licenses,
                    (1) all rights in all Intellectual Property and confidential business information owned or otherwise required for the business of the AMC as currently conducted are vested in or validly granted to the AMC and, (2) except as disclosed in relation to paragraph (i) above, all renewal fees and steps required for their maintenance or protection have been paid and taken as on date;

              (iii) To the  best of the  Vendor  knowledge,  the  processes  and methods employed, the services provided, the businesses conducted and the products, used or dealt with by the AMC, do not, or at the time of being employed, provided, conducted used or dealt in did not, infringe the rights of any other Person in any Intellectual Property or business information;

               (iv) To the best of the Vendor  knowledge,  there is not, nor has there been at any time, any unauthorised use or infringement by the AMC of any of the Intellectual Property or confidential business information owned or otherwise required for the business of the AMC.

11.  INSURANCE

     Assets of the AMC and the Fund as stated in Annexure 11 of the Disclosure Letter are at the date of this Agreement adequately insured according to prudent business practices thereof against fire and other risks normally insured against by companies carrying on the same classes of business or owing assets of a similar nature and all such insurances are in full force and effect and the premiums have been paid.


12.  CONFIDENTIALITY

     So far as the Vendor are aware neither the AMC nor the Fund have disclosed or permitted to be disclosed or undertaken or arranged to disclose to any person any of its know-how, secrets or confidential information other than under an obligation of confidentiality.

13.  GENERAL

13.1 NO MISREPRESENTATION: No representation, warranty or statement by the AMC, the Vendor in this Agreement, or in the Disclosure Letter, or Exhibit, Schedule of this Agreement, statement or certificate furnished to the Purchaser pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made, and are not misleading;

13.2 FULL DISCLOSURE: To the best of knowledge of the AMC and the Vendor, there are no fact or circumstance relating to the affairs of the AMC which has not been disclosed to the Purchaser and which if not disclosed might reasonably have been expected to influence the decision of the Purchaser to enter into this Agreement; and

13.3 ACCURACY AND ADEQUACY OF INFORMATION DISCLOSED TO THE PURCHASER: All information contained in this Agreement, Disclosure Letter and all other information which has been given in writing or made available by or on behalf of the Vendor to the Purchaser or its agents, employees or professional advisers in the course of the negotiations leading to this Agreement or in the course of any due diligence or other investigation carried out by or on behalf of the Purchaser prior to entering into this Agreement was when given and remains true, complete and accurate in all respects and to the best knowledge of the Vendor, the Vendor is not aware of any fact or matter or circumstances which have not disclosed in writing to the Purchaser or which renders any such information untrue, inaccurate or misleading or the disclosure of which might reasonably affect the willingness of the Purchaser to purchase the AMC Shares or the price at or terms upon which the Purchaser would be willing to purchase them.

                                   Schedule 4

                            List of Senior Executives

1.   Mr. Vivek Reddy
2.   Mr. Ravi Mehrotra
3.   Mr. R. Narayanan
4.   Mr. Anoop Bhaskar
5.   Mr. Anil Prabhudas
6.   Mr. K N Sivasubramaniam
7.   Mr. R Sukumar
8.   Mrs. Lalitha Swamy
9.   Mr. S Chellappa

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.


TEMPLETON ASSET MANAGEMENT (INDIA) PRIVATE LIMITED,


By its duly authorised signatory
Name: Mr Rajiv Vij                      /s/ Rajiv Vij



PIONEER INVESTMENT MANAGEMENT, INC


By its duly authorised signatory
Name: Mr. Fabio Tombesi                 /s/ Fabio Tombesi

                                                                   EXHIBIT 10.67
                                                                   -------------
                                                                     (continued)










THIS AGREEMENT is made at Mumbai as of the 23rd day of July 2002 AMONG:

TEMPLETON ASSET MANAGEMENT (INDIA) PRIVATE LIMITED, a company incorporated under the laws of India and having its registered office at 1st Floor, Sakhar Bhavan, Nariman Point, Mumbai 400 021, ("Purchaser" which expression shall unless repugnant to the context thereof include its successors and permitted assigns); and

INVESTMENT TRUST OF INDIA LIMITED, a company incorporated under the provisions of the Indian Companies Act, 1913 and having its registered office at "Mashkur," 1, Krishnama Road, Nungambakkam Chennai - 600 034, India (hereinafter referred to as "Vendor" or "ITI" which expression shall unless repugnant to the context thereof include its successors)

WHEREAS:

A. The Pioneer ITI AMC Limited a company incorporated under the Company Act 1956 having its registered office at Century Centre, 75 T.T.K. Road, Alwarpet, Chennai - 600018 India (the AMC), is the asset management company to the Pioneer ITI Mutual Fund, a mutual fund set up and registered with the Securities and Exchange Board of India ("SEBI") under the SEBI (Mutual Funds) Regulations, 1996.

B. Pioneer Investment Management, Inc. a company incorporated under the laws of Delaware and having its principle office at 60, State Street, Boston, Massachusetts, U.S.A ("Pioneer") and ITI, collectively as on the date hereof hold 95.3 % of the shares of AMC and the Employee Shareholders hold
     4.7 % of the shares of AMC.

C. Pursuant to a Memorandum of Understanding dated 17th March 2002 entered into amongst the Purchaser, ITI and Pioneer (the "MOU"), ITI and Pioneer agreed to sell and the Purchaser agreed to purchase the AMC Shares held by ITI and Pioneer on certain terms and conditions and the manner set out herein. It was also agreed that the Trustee Shareholders would be procured to sell to the Purchaser, or its nominee, the Trustee Company Shares at the same time or immediately after the Completion.

D. Simultaneously the Purchaser had also entered into a memorandum of understanding dated 17th March 2002 with the Employee Shareholders (defined herein below) of the AMC (the "Employees MOU") for the purchase of their shares in the AMC.

E. Subsequently the Purchaser also entered into an escrow agreement dated 20th March 2002 with ITI, Pioneer and the Escrow Agent (the "MOU Escrow Agreement") and pursuant thereto deposited the MOU Escrow Amount by way of earnest money with the Escrow Agent on the terms and conditions set out therein.

F. The Purchaser has conducted a due diligence of the affairs of the AMC and the Trustee Company pursuant to and in accordance with the terms of the MOU and is desirous of acquiring the Vendor's AMC Shares held by the Vendor in the AMC on the terms and conditions set out herein.

G. Simultaneously the Purchaser has also entered into separate Share Purchase Agreements each dated 23rd July 2002 with Pioneer and the Employee Shareholders for the purchase of their respective shares held by them in the AMC.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Agreement, the following terms shall have the following meaning:

     "ACCOUNTS" means the unaudited balance sheet of the AMC and its Subsidiary, for the period ending the Accounts Date which shall be audited prior to Completion, and the audited statements of profit and loss and cash flows of the AMC and its Subsidiary, ended on such date and as disclosed;

     "ACCOUNTS DATE" means March 31, 2002;

     "AFFILIATE" of a Person (the "Subject Person") means (i) in the case of a Subject Person other than a natural Person, any other Person that, either directly or indirectly through one or more intermediate Persons, controls, is controlled by or is under common control with the Subject Person, and
     (ii) in the case of a Subject Person that is a natural Person, any other Person that, either directly or indirectly through one or more intermediate Persons, is controlled by the Subject Person. For purposes of this definition, "control" means the power to direct the management or policies of a Person, whether through the ownership of over 50% of the voting power of such Person, through the power to appoint over half of the members of the board of directors or similar governing body of such Person, through contractual arrangements or otherwise;

     "AMC Shares" means collectively the:

          (i) Vendor's AMC Shares; and

          (ii) Pioneer's AMC Shares; and

          (iii) Employee Shares;

     "AMC PURCHASE PRICE" means Rs.1,040,705,229.00 (Rupees One thousand forty million seven hundred and five thousand two hundred twenty nine only) payable to the Vendor;

     "ARBITRATION BOARD" shall have the meaning set forth in Clause 14.2;

     "ASSETS" means all assets, rights and privileges of any nature and all goodwill associated therewith of the AMC, all Intellectual Property, Equipment and Software, and rights in respect of the Immovable property;

     "BASIC DOCUMENTS" means, collectively, the Charter Documents, the Memorandum of Association and Articles of Association of the Trustee Company, the Investment Management Agreement dated 23rd July 1993 executed amongst the AMC and the Trustee Company, the Trust Deed dated

     29th July 1993 amongst ITI and the Trustees including the variations thereto, and the Custodian Agreement dated 19th April 2001 amongst the AMC and the Trustee Company and Deutsche Bank AG;

     "BOARD" means the board of directors of the AMC;

     "CLAIMS" means the reimbursement and or payment of claims that have arisen or may arise to the AMC, and which have been agreed to be set off against the Retention Amount in accordance with the SPA Escrow Agreement;

     "CHARTER DOCUMENTS" means the Articles of Association and the Memorandum of Association of the AMC;

     "COMPLETION" means the completion of the sale and purchase of the Vendor's AMC Shares pursuant to Clause 4.1, which completion shall occur simultaneous with the completion of sale and purchase of the Pioneer's AMC Shares, the Employee Shares and the Trustee Company Shares;

     "COMPLETION DATE" shall have the same meaning as set out in Clause 4;

     "CONTRACTS" means all contracts, agreements, licenses, engagements, leases, financial instruments, purchase orders, commitments and other contractual arrangements entered into by the AMC;

     "DISCLOSURE  LETTER"  shall have the same  meaning as ascribed to in Clause
     6.3;

     "EMPLOYEE SHAREHOLDERS" means the other shareholders of the AMC who hold shares of the AMC and whose names have been listed in Schedule 1 hereto;

     "EMPLOYEE SHARES" means 3,69,600 fully paid equity shares of Rs 10/- each, representing 4.7% of the issued capital of the AMC, held by the Employee Shareholders;

     "ENCUMBRANCE" means (i) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including without limitation any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable law,
     (ii) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, or refusal or transfer restriction in favour of any Person, and (iii) any adverse claim as to title, possession or use;

     "EQUIPMENT" means all the plant and machinery, tools and equipment, vehicles and office furniture, computer equipment (including without limitation servers, personal computers, mainframes, modems, screens, terminals, keyboards, disks, printers, cabling and associated and peripheral electronic equipment) and other tangible assets, but excluding Software;

     "ESCROW AGENT" means Mr Anand Bhatt/ Hamid A Moochhala, Senior Partners, Wadia Ghandy & Co., having offices at 2nd floor, N.M. Wadia building, 123
     M. G. Road, Mumbai 400 023 (which expression shall mean to include their respective successors);

     "FIPB" means the Foreign Investment Promotion Board of the Ministry of Industry of India;

     "FUND" means the Pioneer ITI Mutual Fund, a mutual fund set up and registered with the Securities and Exchange Board of India, and includes all the mutual fund schemes floated there under;

     "GOVERNMENTAL AUTHORITY" means any government or political subdivision thereof; any supranational or trade agency, department, agency or instrumentality of any government or political subdivision thereof; departments, bodies, regulatory authorities, government authorities, any court or arbitral tribunal; and the governing body of any -securities exchange or other securities self-regulatory body;

     "IMMOVABLE PROPERTY" means the immovable properties owned, leased, licensed and or occupied by the AMC;

     "INTELLECTUAL PROPERTY" means all letters patent, trademarks, service marks, registered designs, domain names and utility models, copyrights, inventions, confidential information, brand names, database rights, know-how and business names and any similar rights situated in any country and the benefit (subject to the burden) of any of the foregoing (in each case whether registered or unregistered and including applications for the grant of any of the foregoing and the right to apply for any of the foregoing in any part of the world) owned by the AMC, Trustee or the Fund;

     "IP  LICENSES"  shall have the meaning set forth in Clause 10.9 of Schedule
     3;

     "VENDOR'S AMC SHARES" means, 37,65,762 fully paid equity shares of Rs 10/- each, representing 47.7 % of the issued capital of the AMC;

     "LIABILITIES" means all indebtedness and other liabilities of any nature whatsoever, actual or contingent, and whether or not of a nature required to be disclosed in the accounts of the AMC and its Subsidiary;

     "LITIGATION" shall have the meaning set forth in Clause 6.3 of Schedule 3;

     "MANAGEMENT ACCOUNTS" means the un-audited balance sheet of the AMC and its Subsidiary and the un-audited statements of income and cash flows for period ending June 30, 2002;

     "MATERIAL  CONTRACTS"  shall  have the  meaning  set forth in Clause 7.2 of
     Schedule 3;

     "MOU ESCROW AGREEMENT" means the escrow agreement dated 20 th March 2002 between the Vendor, ITI, the Purchaser and the Escrow Agent;

     "MOU ESCROW AMOUNT" means the rupee equivalent of Rs. 28,27,50,000/- (Rupees Twenty eight crores twenty seven lakhs and fifty thousand only) deposited with the Escrow Agent under the MOU Escrow Agreement;

     "OWNERSHIP" means, at any time ownership of the Shares on a fully diluted basis, assuming the exercise, conversion or exchange of all options, warrants and other securities exercisable for or convertible or exchangeable into Shares regardless of whether such options, warrants or other securities are currently exercisable, convertible or exchangeable at such time;

     "PARTIES" means the Vendor and the Purchaser and "PARTY" means any of them;

     "PERSON" means any individual, firm, company, Governmental Authority, joint venture, association, partnership or other entity (whether or not having separate legal personality);

     "PURCHASER'S   WARRANTIES"  means  the   representations,   warranties  and
     undertakings of the Purchaser set forth in Schedule 2;

     "REGULATIONS" means the SEBI (Mutual Fund) Regulations 1996 and as amended from time to time;

     "RELATED PARTY" means with respect to the AMC or a Subsidiary, as the case may be, (i) any shareholder of the AMC or such Subsidiary, (ii) any director of the AMC or such Subsidiary, (iii) any Senior Executive of the AMC or such Subsidiary, 1(iv) any Person in which any shareholder, director or Senior Executive of the AMC or such Subsidiary has any shareholding interest, other than a passive shareholding of less than 10% in a publicly listed company, and (vi) any other Affiliate of the AMC or such Subsidiary or of a shareholder or director of the AMC or such Subsidiary;

     "RETENTION AMOUNT" means an amount of Rs. 462,982,500.00 (Rupees Four sixty two million nine eighty two thousand five hundred only) to be used for setting off and or reimbursing the AMC against the Claims in accordance with the SPA Escrow Agreement;

     "RETENTION PERIOD" means the period commencing from the Completion and ending at the later of 30 days after (i) the completion and communication to the Purchaser of the findings of the SEBI appointed external audit for the period ending 31st March 2003 or (ii) the statutory annual financial audit for the financial period ending 31st March 2003, which shall be completed no later than September 30 2003;

     "Rs." means Indian Rupees, the lawful currency of India;


     "SEBI" means Securities Exchange Board of India;

     "SENIOR EXECUTIVE" means the employees of the AMC whose names have been set out in Schedule 4;

     "SHAREHOLDERS' Agreement" means the shareholders' agreement, entered into by the AMC, Pioneering Management Corporation and ITI dated 8th October 1993;

     "SHARES" means the equity shares of the par value Rs. 10/- per share in the issued and paid up capital of the AMC;

     "SOFTWARE" means any set of instructions for execution by microprocessor, irrespective of application, language or medium;

     "SPA ESCROW AGENT" means Mr Anand Bhatt/ Hamid A Moochhala, Senior Partners, Wadia Ghandy & Co., having offices at 2nd floor, N.M. Wadia building, 123 M. G. Road, Mumbai 400 023 (which expression shall mean to include their respective successors);

     "SPA ESCROW ACCOUNT" means the fixed deposit account opened by the SPA Escrow Agent with the SPA Escrow Bank designated as "Anand S Bhatt a/c Templeton- Pioneer" in accordance with the terms of the SPA Escrow Agreement;

     "SPA ESCROW AMOUNT" means a sum of Rs. 220,862,634 (Rupees Two hundred twenty million eight hundred sixty two thousand six hundred thirty four only) deposited by the Purchaser with the SPA Escrow Agent that shall be an amount equal to 47.6% of the Retention Amount;

     "SPA ESCROW AGREEMENT" means the agreement in an agreed form to be entered into, on the Completion, by the Purchaser with Pioneer, the Vendor, Employee Shaeholders and the SPA Escrow Agent;

     "SPA ESCROW BANK" means Citibank NA, D.N. Road, Mumbai 400 001;

     "SUBSIDIARY" means any company, partnership or other legal entity in which the AMC owns, directly or indirectly, greater than 50% of the equity interest or voting power;

     "TAXATION" means all forms of taxation and statutory, governmental, state, provincial, local governmental or municipal impositions, duties, contributions and levies of India whenever imposed and whether chargeable directly or primarily against or attributable directly or primarily to the AMC or its subsidiary and all penalties, charges, costs and interest relating thereto;

     "TRANSACTION" means the acquisition of the AMC Shares by the Purchaser and the Trustee Company Shares by the nominee of the Purchaser;

     "TRUSTEE OR TRUSTEE COMPANY" means the Pioneer ITI Mutual Fund Private Limited a private company incorporated under the Companies Act 1956 and having its registered address at 117, Nungambakkam High Road, Chennai -600 034 and which is the trustee of the Mutual Fund;

     "TRUSTEE COMPANY SHARES" means the shares of the Trustee Company held by the Trustee Shareholders;

     "TRUSTEE SHAREHOLDERS" means the shareholders of the Trustee Company;

     "PIONEER'S AMC SHARES": means 37,58,603 fully paid equity shares of Rs 10/- each, representing 47.6% of the issued capital of the AMC held by Pioneer;

     "VENDOR'S   WARRANTIES"   means   the   representations,   warranties   and
     undertakings of the Vendor as set forth in Schedule 3;

     "WARRANTIES"  means  collectively  the  Vendor  Warranties  set  out in the
     Schedule 3 and the Purchaser's Warranties set out in Schedule 2 and "Warranty" means any of them;

     "WARRANTY PERIOD" means a period of 2 years from the Completion Date.

1.2  INTERPRETATION

     In this Agreement

     (a) Any reference herein to any Clause, Schedule, Exhibit or Annex is to such Clause, Schedule, Exhibit or Annex to this Agreement unless the context otherwise requires. The Schedules, Exhibits and Annexes to this Agreement including this interpretation Clause shall be deemed to form part of this Agreement;

     (b) References to a Party shall, where the context permits, include such Party's respective successors, legal representatives and permitted assigns;

     (c) The headings are inserted for convenience only and shall not affect the construction of this Agreement;

     (d) Unless the context requires otherwise, words importing the singular include the plural and vice versa, and pronouns importing a gender include each of the masculine, feminine and neuter genders;

     (e) References to the knowledge, information, belief or awareness of any Person shall be deemed to include the knowledge, information, belief or awareness such Person would have if such Person had made reasonable inquiries;

     (f) Any reference to a statutory provision shall include any subordinate legislation and such provision as from time to time modified or re-enacted or consolidated whether before or after the date of this Agreement so far as such modification, re-enactment or consolidation applies or is capable of applying to any transactions entered into under this Agreement prior to Completion and (as from time to time modified, re-enacted or consolidated) which such provision has directly or indirectly replaced;

     (g) Any reference to "accounts" shall include the directors' and auditors' reports, relevant balance sheets and profit and loss accounts and related notes together with all documents which are or would be required by law to be annexed to such accounts before such accounts are laid before the company in general meeting in respect of the accounting reference period in question; and

     (h) References to this Agreement shall include the Recitals and Schedules to it and references to Clauses and Schedules are to Clauses of and schedules to this Agreement.

2.   SALE AND PURCHASE OF SHARES

2.1 Subject to the terms of this Agreement, the Vendor hereby agrees to sell and the Purchaser agrees to purchase on the Completion Date, the Vendor's AMC Shares, free from all Encumbrances and together with all rights and advantages now and hereafter attaching thereto and relying on Warranties contained in this Agreement.

2.2 Subject to the terms of this Agreement, in consideration for the sale of the Vendor's AMC Shares, the Purchaser will pay the AMC Purchase Price to the Vendor in the manner set out hereinafter.

2.3 The Claims shall be adjusted in accordance with the provisions of the SPA Escrow Agreement. The Parties hereby agree that if any part of the SPA Escrow Amount remains un-adjusted/un-utilised after the Retention Period not earmarked for a specific claim under the SPA Escrow Agreement, it shall paid to the Vendor as an additional purchase price at the end of the Retention Period together with interest accrued thereon.

2.4 The AMC purchase price may stand increased by the balance of SPA Escrow Amount, which shall not exceed an amount of Rs. 220,862,634 (Rupees Two hundred twenty million eight hundred sixty two thousand six hundred thirty four only) , depending upon the occurrence of the events laid down in the SPA Escrow Agreement, and shall to that extent be contingent.

2.5 Within seven (7) days of the satisfaction or waiver of the conditions set out in Clause 3, the Vendor will cause the meeting of the Board to be called and the Completion shall occur as indicated in Clause 4.

2.6 On the execution of this Agreement, the Vendor and the Purchaser shall instruct the Escrow Agent to return the MOU Escrow Amount to the Purchaser and retain the interest accrued thereon and pay the same to the Vendor in accordance with clause 4.2.1(v).

3.   CONDITIONS PRECEDENT TO COMPLETION

3.1 The obligation of the Purchaser to purchase the Vendor's AMC Shares is subject to the fulfillment, by the Vendor prior to or simultaneously on the Completion Date (or at the time specified below), of the following conditions:

     (a) the Vendor's AMC Shares are converted into electronic form and dematerialized and sufficient evidence have been produced from the depository in that regards;

     (b) a letter from the Depository to the effect that the depository shall, upon receiving irrevocable instructions from the vendor, transfer the shares standing in the name of the Vendor to the name of the Purchaser;

     (c) Subject to the Disclosure Letter the Vendor's Warranties remaining true and correct in all material respects on the Completion;

     (d) confirmation from the Vendor that the Shareholders Agreement has been duly terminated and that there are no surviving obligations or rights there under;

     (e)  there   having   been,   since   the  date  of  this   Agreement:
               (i) no material adverse change in the operations, financial position of the AMC and its Subsidiary or the Fund whether arising out of additional disclosure notified to the Purchaser or not; or
               (ii) no receipt of any notice of any action or  investigation  by any Governmental Authority or any Person which would restrain, prohibit or otherwise challenge the Transaction;

     (f) there being no order of any Governmental Authority, or Court since the date of this Agreement that has, as against the AMC or the Trustee Company as the case may be, been instituted or any action or investigation to restrain, prohibit or otherwise challenge the Transaction been taken;

     g) the Vendor shall have caused the employees of the AMC who have availed housing loans to execute housing loan agreements in the form agreed;

     (h) the Vendor shall have caused identification of the Assets in relation to the Fixed Asset Register;

     (i) all consents and approvals required for the purpose of execution, delivery or performance and the consummation in each case by the Vendor, of the Transactions contemplated in this Agreement shall have been duly obtained;

     (k) the Vendor shall have ensured that the Trustee Company has written to SEBI seeking its confirmation of the Transaction. The Parties hereby acknowledge that the SEBI "no objection letter" has been procured by the Purchaser vide letter dated May 7, 2002;

     (l) the Vendor shall have caused the AMC to deliver to the Purchaser a certificate duly certified by its company secretary, dated the
          Completion Date, certifying that the conditions set forth in paragraph(e) and (f) of this Clause 3 have been satisfied;

     (m) the Vendor has delivered to the Purchaser a certificate dated the Completion Date, certifying that the conditions set forth in paragraphs (a) to (d), and (g) to (k) of this Clause 3.1 have been satisfied;

     (n) the Purchaser having been given a reasonable opportunity to conduct a limited high level review, the agreed scope of which is set out in
          Schedule 4 relating to the AMC prior to Completion, provided such review shall have been completed at least 2 days prior to the Completion Date; and

     (o)  the Vendors shall have caused the AMC to adopt the Accounts.

3.2 The Completion is subject to the fulfillment by the Purchaser, prior to or on the Completion Date (or at the time specified below), of the following conditions:

     (a) all consents and approvals of, notices to and filings or registrations with any Governmental Authority or any other Person required pursuant to any applicable law or regulation of any Governmental Authority, in connection with the Transaction;

     (b) all corporate and other proceedings by the Purchaser in connection with the Transaction contemplated at or prior to the Completion Date pursuant to this Agreement shall have been procured, and the Vendors having received all such counterpart originals and certified or other copies of such documents as they may reasonably request, including without limitation a copy of the resolutions of the board of directors of the Purchaser, and evidencing the approval of the Transaction;

     (c) the Purchaser's Warranties as stated in Schedule 2 remaining true and correct in all material respects on the Completion; and

     (d) the Purchaser has delivered to the Vendor a certificate dated the Completion Date certifying that the conditions set forth in paragraphs
          (a), to (c) of this Clause 3.2 have been satisfied.

3.3 The Vendor hereby undertakes to use its best endeavors to ensure the satisfaction of each of the conditions set out in Clause 3.1. Without prejudice to the foregoing, it is agreed that all requests and enquiries from any government, governmental, supranational or trade agency, court or regulatory body shall be dealt with the Vendor in consultation with the Purchaser and each of them shall promptly co-operate with and provide all necessary information and assistance reasonably required by such government, agency, court or body upon being requested to do so by the other.

3.4 The Purchaser hereby undertakes to use its best endeavors to ensure the satisfaction of each of the conditions set out in Clause 3.2. Without prejudice to the foregoing, it is agreed that all requests and enquiries from any government, governmental, supranational or trade agency, court or regulatory body shall be dealt with the Purchaser in consultation with the Vendor and each of them shall promptly co-operate with and provide all necessary information and assistance reasonably required by such government, agency, court or body upon being requested to do so by the other.

3.5 The Party responsible for the satisfaction of each condition as specified in Clauses 3.1 and 3.2 shall promptly give notice to the other Parties of the satisfaction of the relevant conditions within (2) two Business Days of becoming aware of the same. If the conditions of the Vendor in Clause 3.1 or those of the Purchaser in Clause 3.2 are not satisfied in full by them are waived by the Purchaser (incase of Clause 3.1) or the Vendor (in case of Clause 3.2), by 31st July 2002 or such other extended date as may be mutually agreed, the Purchaser or the Vendor (as the case may be) may, in its sole discretion, terminate this Agreement at any time thereafter in accordance with Clause 10.

3.6 The Purchaser or the Vendor (as the case may be) shall have the sole right to waive in whole or in part, conditionally or unconditionally, any of the conditions in Clause 3.1 or Clause 3.2 by notice in writing to the Vendor or the Purchaser (as the case may be), which shall be deemed notification to the other parties hereto.

4.   COMPLETION AND POST-COMPLETION ACTIONS

4.1 Subject to Clause 3, the Completion shall take place simultaneously with the Completion of the SPA with Pioneer and the SPA with the Employee Shareholders at the registered office of the AMC at Chennai or at Mumbai, within seven (7) days after the conditions set out in Clause 3.1 and Clause
     3.2 are satisfied or waived (the "Completion Date") or on such other date and place as the Parties may agree.

4.2  OBLIGATIONS OF THE PARTIES

     Simultaneously on, or before Completion all and not some only of the following events shall take place:

     4.2.1     the Vendor shall:

               (i) procure that the written resignations of each of the directors of the AMC nominated by the Vendor take effect on the Completion Date, with acknowledgments signed by each of them in a form satisfactory to the Purchaser to the effect that he has no claim against the AMC for compensation, for the loss of office (whether contractual, statutory or otherwise), redundancy or otherwise except only for any accrued remuneration and reimbursable business expenses incurred down to the Completion Date;

               (ii) procure that the appointment of the new directors of the AMC nominated by the Purchaser occurs with effect from the Completion Date;

              (iii) procure that a list of  statutory  registers  maintained  by the AMC, indicating therein the location where they have been kept, is handed over;

               (iv) execute the SPA Escrow Agreement and such other agreement as may be mutually agreed to give effect to the Transaction;

               (v) issue the instruction to the Escrow Agent to release to the Vendor its proportionate share of interest accrued on the MOU Escrow Amount till the date of payment;

               (vi) deliver  signed  irrevocable   instructions   directing  the
                    depository to transfer the Vendor's AMC Shares in to the depository account of the Purchaser; and

              (vii) procure  the  delivery  by the  Trustee  Shareholder  to the nominee of the Purchaser, the Trustee Company Shares together with the share transfer forms executed by the Trustee Shareholders in favor of the Purchaser.

            (viii) execute the Deed of Variation effective as of the Completion Date and such other documents as may be necessary to transfer the sponsorship and the trusteeship functions related to the Fund in favor of the appropriate Purchaser entities and take such actions as may be required for completing all formalities including providing an exit option to the existing unit holders of the Fund;

     4.2.2 the Vendor shall cause the Trustee Shareholders to procure that as of the Completion:

               (i) a meeting of the board of the Trustee Company be held transferring the Trustee Company Shares in favor of the nominees of the Purchaser;

               (ii) the written  resignations  of each of the  directors  of the
                    Trustee Company take effect on the Completion Date with acknowledgments signed by each of them to the effect that either of them has no claim against the Trustee Company for compensation for the loss of office (whether contractual, statutory or otherwise), redundancy or otherwise except only for any accrued remuneration and reimbursable business expenses incurred down to the Completion Date;

               (iii)appointment  of the new  directors  of the  Trustee  Company nominated by the Purchaser take effect from the Completion Date; and

               (iv) a  list  of  statutory  registers  maintained  by  the  AMC, indicating therein the location where they have been kept, is handed over.

     4.2.3 Simultaneously with the compliance to the satisfaction of the Purchaser of the provisions in Clause 3.1, 4.2.1 and 4.2.2 on
               Completion:

               (i) the Purchaser will execute the SPA Escrow Agreement and deposit the SPA Escrow Amount in the SPA Escrow Account;

               (ii) the Purchaser will on the Completion  Date pay to the Vendor the AMC Purchase Price in the manner indicated by the Vendor; and

              (iii) the  Purchaser  shall  offer/have  taken  irrevocable  steps jointly with the AMC or to offer an exit option to the existing unit holders of the Fund to redeem their units without imposition of any exit load in compliance with the Regulations.

4.3 The Warranties and, subject to the Disclosure Letter, in case of Vendor's Warranties, all other provisions of this Agreement insofar as the same shall not have been performed at Completion shall not be extinguished or affected by Completion, or by any other event or matter whatsoever (including, without limitation, any satisfaction and/or waiver of any condition contained in Clause 3.1 or Clause 3.2), except by a specific and duly authorised written waiver or release by the Purchaser or the Vendor as the case may be.

5.   OBLIGATIONS OF THE VENDOR BETWEEN EXECUTION AND COMPLETION

5.1 From the date hereof through to the Completion Date, the Vendor shall cause the AMC to conduct its business in the ordinary course, in a manner, and use all reasonable efforts to shall otherwise use all reasonable efforts, so as to ensure that the Vendor's Warranties shall continue to be true and correct on and as of the Completion Date, as if made on such date. The Vendor shall give the Purchaser prompt notice of any event, condition or circumstance occurring from the date hereof until the Completion Date that would constitute a violation or breach of any Vendor's Warranty if such Vendor's Warranty were made as of any date from the date hereof until the Completion Date, or that would constitute a violation or breach of any terms and conditions contained in this Agreement.

5.2 The Vendor shall use its reasonable efforts to cause the AMC to preserve the relationship and goodwill with their clients.

5.3 The Vendor shall cause the AMC to comply in all material respect with all applicable laws, regulations, decrees of any court or regulatory body.

5.4  PROTECTIVE COVENANTS

     5.4.1 The Vendor shall cause in relation to the AMC, the Fund and the Trustee Company, and covenants with the Purchaser that, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld from the date hereof until the
               Completion:

               (i) the AMC shall not incur any capital expenditure without the prior approval from the Purchaser;

               (ii) the AMC and Fund  shall  conduct  business  in the  ordinary course and shall not incur any revenue expenses other than in the ordinary course of business;

              (iii) the AMC shall not incur any expense or  compensation,  other than in the ordinary course of business;

               (iv) the  AMC  shall  not  release  any  new  product  launch  or corporate campaign;

               (v) no dividends shall be declared by the AMC or the Trustee Company;

               (vi) no new employee  shall be hired and no new position shall be created in the AMC;

              (vii) there shall be no creation of any charge or  encumbrance  on the Assets of the AMC or the Fund;

             (viii) there shall be no change in the  composition  of the Board or Senior Executive of the AMC and the Fund, except arising out of retirement or demise (as the case may be) of such persons;

               (ix) there shall be no  borrowing  or lending of any sum of money by the AMC or the Fund;

               (xi) the AMC or  Trustee  Company  shall not induce or attempt to induce the Senior Executives of the AMC to leave the employment of the AMC (it being understood however that any director, Senior Executive or personnel may resign of his or her own volition) or appoint any additional directors, Senior Executive or otherwise change the roles of the Senior Executives; or

              (xii) the AMC or  Trustee  Company  shall  not  sell or  otherwise dispose of any material part of its Assets (or any interest therein) or contract to do so;

             (xiii) except for the sale and  transfer  of shares  pursuant  to this Transaction, the AMC or Trustee Company shall not issue, sell, repurchase, redeem or permit the transfer of or mortgage, pledge or subject to any lien any shares, partnership interests or equity interests in the AMC or otherwise permit any change in its equity structure;

              (xiv) the  AMC or  Trustee  Company  shall  not  amend  the  Basic
                    Documents or change its financial year;

               (xv) the AMC or Trustee  Company shall not acquire  Assets or any shares, partnership interests or other equity interests (or any interest therein) or contract to do so, otherwise than in the ordinary course of its business;

              (xvi) the AMC or  Trustee  Company  shall  not  enter,  terminate, extend or renew any arrangement, contract or agreement with any Related Party except as expressly permitted under this Agreement;

             (xvii) the AMC or Trustee Company shall not give any guarantee or indemnity in favour of any party or give any financial assistance in any way to any Related Party;

            (xviii) the AMC or Trustee  Company shall not increase  salary or compensation of any of the employee of the AMC or create, modify any benefits to the employees of the AMC;

              (xix) the AMC or the Trustee  Company shall not  re-appoint  their respective present auditors at their respective annual meetings for the financial year ending 31st March 2002.

     All requests for approvals pursuant to this Clause shall be made to the CEO of the Purchaser by the AMC, the Trustee Company or the Fund, as the case may be, and such approval shall be given within a period of two (2) working days from the date of such request.

5.5 The Vendor acknowledges that the above provisions of this Clause are no more extensive than is reasonable to protect the Purchaser of the Vendor's AMC Shares and the Trustee Company Shares.

5.6 Each of the restrictions in this Clause 5.4 shall be enforceable by the Purchaser independently of each of the others and its validity shall not be affected if any of the others is invalid, if any of those restrictions is void but would be valid if some part of the restrictions were deleted the restriction in question shall apply with such modification as may be necessary to make it valid.

5.7 The Purchaser shall be entitled from the date hereof through to the Completion Date to depute one or more of its officers to over see and monitor the operations of the AMC and the Fund.

6.   REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

6.1 The Vendor hereby represents, warrants and undertakes to the Purchaser for the period prior to this Agreement and until the expiry of the Warranty Period, in relation to itself, the AMC, it's the Subsidiary and the Fund in the terms set forth in Schedule 3, and acknowledges that the Purchaser in entering into this Agreement relies on such Vendor's Warranties.

6.2 The Purchaser hereby represents, warrants and undertakes to the Vendor in the terms set forth in Schedule 2 and acknowledges that the Vendor is entering into this Agreement relying on such Purchaser's Warranties.

6.3 The Vendor's Warranties are subject to the matters disclosed in writing to the Purchaser under letter-dated July 23, 2002 addressed by Vendor, Pioneer and the Employee Shareholders, and accepted and confirmed by the Purchaser. The said letter alongwith its annexures is referred to as the "Disclosure Letter". The matters disclosed in the Disclosure Letter shall be acceptable to the Purchaser and shall be exceptions to the relevant Vendor's Warranty and wherever the term `except as disclosed' is used in Schedule 3 it shall mean as disclosed in the Disclosure Letter. The Purchaser shall not make any Claims under the Vendor Warranties in relation to the items specified in the SPA Escrow Agreement.

6.4. The Vendor shall be entitled to make further additions to the Disclosure Letter for events arising after the date hereof, at any time upto the Completion Date. Provided that any additions to the Disclosure Letter as contemplated in this

     Clause 6.4 shall not be effective until after the Vendor has notified such addition in writing to the Purchaser.

6.5 For the avoidance of doubt, each Vendor's Warranty is qualified by the expression "to the best of the Vendor's knowledge after the Vendor having exercised due care and made reasonable enquiry" and does not relate to any forecasts, budgets and estimates with respect to matters on which the Vendor's Warranties are given.

6.6 The rights and remedies of the Purchaser in respect of any breach of the warranties shall not be affected because of an investigation (which shall include the preparation of legal, financial and technical due diligence as commissioned by the Purchaser) made prior to the execution of this agreement or at any time until Completion Date in to the affairs of the AMC, the Subsidiary or the Fund.

6.7  The Purchaser's Warranties and the Vendor's Warranties set forth in each of
     Schedule 2 and Schedule 3, respectively, shall be separate and independent.

6.8 The Vendor further warrants to the Purchaser and its successors in title that:

     6.8.1 subject to Clause 6.8.2, the Vendor's Warranties shall be deemed to have been repeated as at the Completion and all references therein to the date of this Agreement were references to such dates at the Completion; and

     6.8.2 if after the signing of this Agreement and before Completion any event shall occur or any matter arise which results or may result in any of the Vendor's Warranties being unfulfilled to the satisfaction of the Purchaser or being untrue, misleading or incorrect in any respect at Completion, then the Vendor (at their own cost) shall make any investigation and take such steps concerning the event or matter which the Purchaser may reasonably require.

7.   RESTRICTION ON ANNOUNCEMENTS; CONFIDENTIALITY

7.1 Each Party undertakes that, prior to the Completion and thereafter, it will not make any announcement in connection with this Agreement unless all of the other Parties shall have given their written consent to such announcement, including both as to timing and substance, except for announcements required by applicable law or regulations, in which case any information provided by the disclosing Party about the other Parties shall require the prior written approval of such other Parties.

7.2 No Party shall, without the consent of the other Parties, during the continuance of this Agreement or after its termination, disclose to any Person (save to the extent to which it is obliged to make disclosure as a result of applicable law or regulations or for the purposes of procuring any approvals) this Agreement or any of the arrangements contemplated by this Agreement or any information relating to the AMC, the Trustee Company, the Subsidiary, the Fund, the Purchaser and/or the Vendor obtained in the course of preparing the Agreement or otherwise pursuant to this Agreement or the performance of the transactions contemplated by this Agreement, or use such information otherwise than as strictly required for the purpose of performing this Agreement or in the best interests of the AMC, the Trustee Company, the Subsidiary, the Fund, the Purchaser or the Vendor, as the case may be; provided that the foregoing shall not prohibit disclosure by any Party to its employees and Affiliates or to its professional advisers to the extent necessary for the purpose of this Agreement and subject to such employees, or Affiliates or professional advisers being subject to confidentiality obligations no less onerous than those imposed by this Clause. The obligations set forth under this Clause 7.2 shall survive the consummation and termination of this Agreement.

7.3 At the Completion parties, shall be entitled to make their own press releases provided the contents of the same have been mutual agreed prior to such release.

8.   ACCESS AND FURTHER ASSURANCEs

8.1 As from the date of this Agreement, the Vendor shall cause to give to the Purchaser and its accountants, counsel and agents reasonable access, upon reasonable prior notice and during normal business hours, to the premises and all the books and records of the AMC and shall instruct the officers and employees of the AMC to give promptly all information and explanations to the Purchaser or any such persons as the Purchaser may reasonably request, it being recognized that such access should not unduly hinder the AMC's normal operations.

8.2 The Vendor agrees to, at any time and from time to time, upon the written request of the Purchaser:

     (a) promptly and duly execute and deliver all such further instruments and documents, and do or procure to be done all such acts or things, as such the Purchaser may reasonably deem necessary or desirable in obtaining the full benefits of this Agreement and of the rights and ownership herein granted; and

     (b) do or procure to be done each and every act or thing which the Purchaser may from time to time reasonably require to be done for the purpose of enforcing the Purchaser's rights under this Agreement.

9.   COSTS AND EXPENSES

9.1 Except as otherwise provided in Clause 9.2, each Party shall pay its own costs and expenses (including the fees and costs of any financial or technical advisors, lawyers or accountants engaged by it) in relation to the negotiations leading up to the Transaction contemplated hereunder and to the preparation, execution and carrying into effect all documents referred to and or relate to the Transaction here under including this Agreement.

9.2 Any stamp duty, fees or expenses payable in connection with the Transaction including for the execution of this Agreement shall be borne by the Purchaser.

10.  TERMINATION

10.1 This Agreement may be terminated prior to the Completion:

     (a)  at the election of the Purchaser,

          (i)  under Clause 3.5;

          (ii) for non fulfillment of the conditions in Clauses 4.2.1 and 4.2.2 due to the fault of the Vendor.

     (b)  at the election of the Vendor,

          (i)  under Clause 3.5;

          (ii) for non fulfillment of the conditions in Clause 4.2.3 due to the fault of the Purchaser.

     (c) at any time on or prior to the Completion, by mutual written consent of the Purchaser and the Vendors.

10.2 This Agreement shall stand fulfilled and terminated upon expiry of the Warranty Period or payment of the Retention Amount under the SPA Escrow Agreement to the Vendor or the Purchaser, as the case may be, in accordance with the SPA Escrow Agreement which ever is later.

10.3 If this Agreement is terminated pursuant to Clause 10.1 then, except for the provisions of Clauses 7, 11, and 14 (which shall survive the termination), this Agreement shall have no further force and effect and Parties shall have no further liability or claim against each other except for those which have already been incurred prior to the termination or except for those which relate to the provisions which survive the termination.

10.4 In the event of the Completion of this Agreement or the ITI SPA or the Employee SPA does not occur or this Agreement or the Pioneer SPA or the Employee SPA is terminated before Completion, neither the Purchaser nor the Vendor shall have any claim against each other and the interest on the MOU Escrow Amount shall be paid by the Escrow Agent to the Purchaser by issuing an instruction to the Escrow Agent under the prescribed form set out in the Escrow Agreement.

11.  NOTICES

11.1 Each notice, demand or other communication given or made under this Agreement shall be in writing and may be given by facsimile, by personal delivery or by sending the same by prepaid registered mail (or prepaid registered airmail or a recognized international courier service where the address of the Party to receive the notice is not in the same country as that of the Party giving the notice) addressed to the Party concerned at the address or fax number below (or such other address or fax number as the addressee has by five (5) days' prior written notice specified to the other Parties):

     TO THE PURCHASER:

     Address:      Templeton Asset Management (India) Private Limited,
                   1st Floor, Sakhar Bhavan,
                   Nariman Point,
                   Mumbai 400 021,
     Attention:    Mr. Rajiv Vij
     Phone:        + 91 22 288 6129
     Fax:          + 91 22 288 6707
     Email:        rvij@templeton.com

     IF TO ITI:    The Investment Trust of India Limited
     Address:      16, Neetaji Subhas Road, 4th Floor, Calcutta - 700 001
     Attention:    Mr. Sanjay Maloo
     Phone:        +91 33 220 7016
     Fax:          +91 33 248 7702
     Email:        smaloo1@hotmail.com

     Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered (a) if given or made by personal delivery, when actually delivered to the relevant address; and (b) if given or made by prepaid registered post to an address within the same country or by a recognized international courier service to an overseas address, seven (7) days after the dispatch of the same; (c) if given or made by prepaid registered airmail to an overseas address, ten (10) days after the dispatch of the same; (d) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch.

12.  POST COMPLETION OBLIGATIONS

12.1 The post Completion obligations of the Vendor:

     The Vendor covenants and agrees that, it by itself and or through its Affiliate shall not without the consent of the Purchaser, from the Completion until two (2) years after the Completion Date:

     (a) in relation any mutual fund or AMC in India, undertake or act as sponsor a trustee or asset management business, or carry on any activity either as a shareholder (investor), advisor, manager, consultant, technical know-how provider, under the mutual fund industry in India;

     (b) hire any the employees of the AMC and or induce them to leave the employment of the AMC and join another asset management company under different management or an organization carrying on activities of, connected to or associated to a mutual fund.

12.2 The post Completion obligations of the Purchaser:

     (a) obtain all the necessary approvals from SEBI and the Registrar of Companies and such other authorities for change of name of the AMC and the Trustee Company;

     (b) shall take all steps as may be necessary for the purposes of changing the corporate name (including obtaining approval from the Registrar of Companies for the change of name and appropriate Board and shareholder consents of the AMC, the Trustee Company) of the AMC, the Fund and the Trustee Company by deleting the words "Pioneer" or "ITI" such that the new name of the AMC, Fund or the Trustee Company will not contain the words " Pioneer or ITI" or any other derivation thereof or any name, brand or mark reasonably similar to any of them or reasonably capable of confusion with any of them, and at the request of the Vendor furnishing documentary evidence satisfactory in relation to the same. The Purchaser will within one hundred and eighty (180) days of the Completion, stop using the name "Pioneer" or ITI in relation to the AMC, in its communication with third parties. Provided however that no liability shall accrue to the Vendor on account of such usage. It is clarified that the Purchaser shall have no right title or interest into or over the name "Pioneer" or "ITI" at any time including during the one hundred and eighty (180) days referred to above;

     (c) shall not for a period of two (2) years from the Completion Date, hire any the employees of the Vendor and or induce them to leave the employment of the Vendor and join the Purchaser or its Affiliate in India;

     (d)  provide an exit option to the unit holders as per the Regulations;

13.     MISCELLANEOUS

13.1 This Agreement may not be amended, modified or supplemented except by a written instrument executed by each of the Parties.

13.2 No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or remedy under this

     Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by a Party of any breach by another Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

13.3 This Agreement shall inure to the benefit of the Parties and is binding upon the Parties hereto and their respective successors, legal representatives and permitted assigns. This Agreement shall not be assignable by any Party, except with the written consent of the other Parties.

13.4 This Agreement constitutes the whole agreement between the Parties relating to the subject matter hereof and supersedes any prior (not simultaneous) agreements or understandings with effect from the execution hereof as regards the Transaction and with effect from the Completion as regards the MOU Escrow Agreement.

13.5 Any liability of the Vendor to the Purchaser under this Agreement may in whole or in part be released, compounded or compromised or time or indulgence given by the Purchaser in its absolute discretion as regards any such liability without in any way prejudicing or affecting the Purchaser's rights against any other or others or the Vendor under the same or a like liability.

13.6 Each and every obligation under this Agreement shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming unenforceable in whole or in part. To the extent that any provision or provisions of this Agreement are unenforceable they shall be deemed to be deleted from this Agreement, and any such deletion shall not affect the enforceability of this Agreement as remain not so deleted.

13.7 This Agreement may be executed in one or more counterparts which, each of which when so signed and taken together, shall be deemed an original but all the counterparts shall together constitute one and the same instrument.

13.8 Subject to contract to the contrary the parties may pursue remedies available under this Agreement. The Parties shall ensure that no such remedy results in more than one claim against the Party concerned for the same cause of action. It is agreed that no Party would be penalised twice for the same claim or cause of action under this Agreement.

13.9 Nothing in this Agreement shall be deemed to constitute a partnership between the Parties hereto or constitute any party the agent of another party for any purpose.

13.10 The illegality, invalidity or unenforceability of any provision of this Agreement, whether in whole or in part, under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision or part

14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement shall be governed by and construed in accordance with the laws of India.

14.2 Any dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or invalidity hereof (the "Dispute"), shall be referred to the CEO of the Vendor and the CEO of the Purchaser for resolution. If the Dispute is not resolved within a period of 30 days from such referral then the Dispute shall be finally settled by an arbitration which shall be governed by the Arbitration and Conciliation Act 1996 (the "Act ") as are in force at the time. For the purpose of such arbitration, there shall subject to clause 14.3, be three arbitrators appointed (each of them must be lawyers having significant expertise in the commercial field), one nominated by Pioneer on hand and one nominated by the Purchaser on the other hand and the third arbitrator appointed by such appointed arbitrators (such board of arbitrators is referred to below as the "Arbitration Board"). The place of arbitration shall be in Mumbai. All arbitration proceedings shall be conducted in the English language. The arbitrators shall decide any such dispute or claim strictly in accordance with the governing law specified in Clause 14.1 of this Agreement. Judgment upon any arbitral award rendered hereunder may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be if required.

14.3 Notwithstanding Clause 14.1, in the event the Vendor raises any dispute in relation to issues which are also raised by Pioneer under the its share purchase agreement then the Vendor agrees that it shall together with Pioneer jointly appoint only one arbitrator and the Purchaser shall appoint one arbitrator.

14.4 Each Party shall co-operate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this Agreement.

14.5 The costs and expenses of the arbitration, including, without limitation, the fees of the arbitration and the Arbitration Board, shall be borne equally by each Party to the dispute or claim, and each Party shall pay its own fees, disbursements and other charges of its counsel.

14.6 Any award made by the Arbitration Board shall be final and binding on each of the Parties as if it were parties to the dispute.


                                                                   Schedule 1

                                                       LIST OF EMPLOYEE SHAREHOLDERS

                                                                LIST OF SHAREHOLDERS
                                                                                    NO OF      AMT PER
       NAME OF THE SHARE HOLDER        FATHER'S NAME       TYPE OF SHARES          SHARES      SHARE            ADDRESS

  1.   Vivek Reddy                     D G K Reddy             Equity               216600      10      12, Subba Rao Avenue
                                                                                                        3 rd Street
                                                                                                        Madras
                                                                                                        Tamilnadu

  2.   Ravi Mehrotra                   Umesh Mehrotra          Equity               100000      10      23 Cenotaph Road
                                                                                                          Rahul Apts
                                                                                                          Ground Floor
                                                                                                          Flat B
                                                                                                          Teynampet
                                                                                                          Madras

  3.   R.Narayanan                     N Ramachandran          Equity                 5000      10      55 C MIG FLAT
                                                                                                        A L MUDALIAR
                                                                                                        ROAD
                                                                                                         Madras
                                                                                                         Tamil Nadu

  4.   Anoop Bhasker                   Amrit Rai Bhasker       Equity                 4000      10      44/5 3 rd street
                                                                                                        East Abhirampuram
                                                                                                        Madras

                                       26

                                                                                                        Tamilnadu

  5.   Anil Prabhudas                  JeevanPrabhudas         Equity                 4000      10      B 34 PA Towers
                                                                                                        869PHRoad
                                                                                                        Kilpauk
                                                                                                        Madras
                                                                                                        Tamilnadu

  6.   K N Sivasubramaniam             Narayanan               Equity                 4000      10      No 2 22nd cross Street
                                                                                                        Indira Nagar
                                                                                                        Madras
                                                                                                        Tamilnadu

  7.   R Sukumar                       A M Rajah               Equity                 4000      10      8, Sadulla Street
                                                                                                        Madras
                                                                                                        Tamilnadu

  8.   V Rajagopal                     Veeraraghavachari N K   Equity                 3000      10      No43 Kalaignar Street
                                                                                                        Anna Nagar
                                                                                                        Pammal
                                                                                                        Madras
                                                                                                        Tamilnadu

  9.   Lalitha Swamy                   K Ramaswamy             Equity                 2000      10      E 2 Sriji Apts
                                                                                                        25 Rajasekharan Road
                                                                                                        Mylapore
                                                                                                        Madras
                                                                                                        Tamilnadu

  10.  Prem Khatri                     J P Khatri              Equity                 2000      10      6 D Cambrae East


                                       27

                                                                                                        Victoria Cresent Road
                                                                                                        Egmore
                                                                                                        Madras
                                                                                                        Tamilnadu

  11.  Tamil Selvi                     M Balasubramanian       Equity                 2000      10      61, Vasudevan Nagar
                                                                                                        Jafferkhanpet
                                                                                                        Ashok Nagar
                                                                                                        Madras
                                                                                                        Tamilnadu

  12.  P L Ambal                       Saravanan               Equity                 1500      10      C/O Kumarappa
                                                                                                        Chethyar
                                                                                                        162A Kamar Salai
                                                                                                        Ramakrishna Nagar
                                                                                                        Aiwarthirunagar
                                                                                                        Madras
                                                                                                        Tamilnadu

                                                                                                        5 A Muthu Lakshmi
  13.  D Vijayraghavan                 K V Desikachari         Equity                 1500      10      Street
                                                                                                        Muthu Lakshmi Nagar
                                                                                                        Extn
                                                                                                        Chitlapakkam
                                                                                                        Madras
                                                                                                        Tamilnadu

  14.  S Chellappa                     N Sivaguru              Equity                 1500      10      C 2, Paras Apts
                                                                                                        Jeevarathnam Nagar
                                                                                                        Adyar


                                       28

                                                                                                        Madras
                                                                                                        Tamilnadu


  15.  S R Ramesh                      S K Ramamurthi          Equity                 1400      10      Vigneswar house (upstairs)
                                                                                                        No 1 New Thillai Nagar
                                                                                                        Plot 25, Part 6
                                                                                                        P N Pudur
                                                                                                        Coimbatore
                                                                                                        Tamilnadu

  16.  Indira Menon                    P R Menon               Equity                 1200      10      No 9, M Block
                                                                                                        Anna Nagar East
                                                                                                        Madras
                                                                                                        Tamil Nadu

  17.  Rajendra Mukadam                Upendra Dhondo Mukadam  Equity                 1200      10      23/C Zaoba Wadi
                                                                                                        Thakurdwar, JSS Road
                                                                                                        Bombay
                                                                                                        Maharashtra

  18.  Aseem Malhotra                  R I Malhotra            Equity                 1200      10      B 302 Rosewood Apts
                                                                                                        Mayur Vi bar Phase I (Extn)
                                                                                                        New Delhi

  19.  Samvita Reddy                   A Koti Reddy            Equity                 1000      10      73, E V K Sampath Road
                                                                                                        Vepery
                                                                                                        Madras
                                                                                                        Tamilnadu


                                       29

  20.  Sanjeev Patnaik                 K C Patnaik             Equity                 1000      10      No 67
                                                                                                        kamaraja nagar
                                                                                                        Ernavur
                                                                                                        Ennore
                                                                                                        Madras
                                                                                                        Tamilnadu

  21.  G Srinivas                      G V Sastry              Equity                 1000      10      3, Ill Main Road
                                                                                                        Kasturiba Nagar
                                                                                                        Adyar
                                                                                                        Madras
                                                                                                        Tamilnadu


  22.  K Thirugnanam                   C Karuppiah             Equity                 1000      10      13, Park Street
                                                                                                        108, Pandian Nagar
                                                                                                        Thiru Nagar
                                                                                                        Madurai
                                                                                                        Tamilnadu


  23.  V N Srikanth                    V N Subba Rao           Equity                 1000      10      22 Umayal Road
                                                                                                        Kilpauk
                                                                                                        Madras
                                                                                                        Tamilnadu


  24.  P K Saravanan                   P Kannabiran            Equity                  600      10      No 5,Ratnam Nagar
                                                                                                        Thruvanmiyur

                                       30

                                                                                                        Madras
                                                                                                        Tamilnadu


  25.  S Balasubramaniam               TV Sivararnakrishnan    Equity                  600      10      No 4 Arul Jyothi
                                                                                                        Rossary Church Road Lane
                                                                                                        Santhome
                                                                                                        Madras
                                                                                                        Tamilnadu

  26.  Senthi Kumar M                  A Mariappan             Equity                  600      10      No 3, V Cross
                                                                                                        Ammayappa Nagar
                                                                                                        Trichy
                                                                                                        Tamilnadu

  27.  R Anantharaman                  A Ramaswamy             Equity                  600      10      No 26,
                                                                                                        Nore Veeraswamy Street
                                                                                                        Nungambakkam
                                                                                                        Madras
                                                                                                        Tamil Nadu



  28.  K Bharati Raj                   M S Krishnamurthy       Equity                  500      10      No 102, Bazaar Road
                                                                                                        Mylapore
                                                                                                        Madras
                                                                                                        Tamilnadu

  29.  R Sekhar                        S Ramamoorthy           Equity                  500      10      5 Raman Street
                                                                                                        Madras
                                                                                                        Tamilnadu


                                       31

  30.  P S Balasubramaniam             P Sitaraman             Equity                  500      10      A1 Damayanthi Apts
                                                                                                        South Mada Street
                                                                                                        Nungambakkam
                                                                                                        Madras
                                                                                                        Tamilnadu

  31.  J VS Ravi Kumar                 J Kameswara Sastry      Equity                  400      10      60-3-19, Ashok Nagar
                                                                                                        SBI Colony Road
                                                                                                        Near ITI
                                                                                                        Vijaywada
                                                                                                        Andhra Pradesh

  32.  A V Ravi Kumar                  A V N Murthy            Equity                  400      10      Lakshmi Sudha Nivas
                                                                                                        54-1-30, Plot No 26
                                                                                                        L.I.C Colony
                                                                                                        Vijaywada
                                                                                                        Andhra Pradesh

  33.  Vinay Kumar                     B Devadattam            Equity                  400      10      2/3 R T
                                                                                                        Prakasam Nagar
                                                                                                        Begumpet
                                                                                                        Hyderabad
                                                                                                        Andhra Pradesh

  34.  S Vidyasagar                    R S Mani                Equity                  400      10      K -7 Turn Bulls Road
                                                                                                        Nandanam
                                                                                                        Madras
                                                                                                        Tamilnadu

                                       32

  35.  B Parthiban                     N Balasubramaniam       Equity                  400      10      No 11 Jacob Street
                                                                                                        Madipakkam
                                                                                                        Madras
                                                                                                        Tamilnadu

  36.  R Ramesh                        S Raju                  Equity                  400      10      3/0, Supdt Qtrs
                                                                                                        The Sea Farer's Club
                                                                                                        Rajaji Salai
                                                                                                        Opp- Reserve Bank Of India
                                                                                                        Madras
                                                                                                        Tamilnadu

  37.  Simon Solomon                   MT Solomon Raj          Equity                  400      10      1219, 17th Street
                                                                                                        Anna Nagar West Extn
                                                                                                        Madras
                                                                                                        Tamilnadu

  38.  R S Gopalan                     S Rajan                 Equity                  400      10      86,A V Krishnaswamy Street
                                                                                                        Janaki Nagar
                                                                                                        Valsarvakkam
                                                                                                        Madras
                                                                                                        Tamilnadu


  39.  K Balaji                        E Krishnan              Equity                  300      10      No 28-C Third Agraharam
                                                                                                        Salem
                                                                                                        Tamilnadu

  40.  P Jayaraman                     K Pitchai Raman         Equity                  300      10      No 3, 3 rd Cross
                                                                                                        Ammoiyappa Nagar

                                       35

                                                                                                        Puthur
                                                                                                        Trichy
                                                                                                        Tamilnadu

  41.  T Srikumar                      M P Thiruvengadam       Equity                  200      10      No 28, III Street
                                                                                                        Jayalakshmi Puram
                                                                                                        N ungambakkam
                                                                                                        Madras
                                                                                                        Tamilnadu


  42.  B Srinivas Rao                  B Seetharamaraju        Equity                  200      10      No 20 Ambika Nagar Main Road
                                                                                                        Madhavaram Milk Colony
                                                                                                        Madras
                                                                                                        Tamilnadu

  43.  MKannan                         Muruganandan            Equity                  200      10      270 G, GST Road
                                                                                                        Thirunagar
                                                                                                        Madurai
                                                                                                        Tamilnadu

  44.  D Venkatesh                     B Deivasigamani         Equity                  200      10      10 Kandappa Gramani Street
                                                                                                        Pu rasawalkam
                                                                                                        Madras
                                                                                                        Tamilnadu

                                                                                    369600



                                   SCHEDULE 2

PURCHASERS WARRNTIES


     1 ORGANISATION, GOOD STANDING AND QUALIFICATION: The Purchaser has been duly incorporated and organised, and is validly existing in good standing, under the laws of India. The Purchaser has the corporate power and authority to carry on its business as currently conducted and proposed to be conducted.

     2 the Purchaser has the legal right and full power and authority to enter into, deliver and perform this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with the Transaction which when executed will constitute valid and binding obligation of the Purchaser, and enforceable against them in accordance with their terms.

     3    The execution,  delivery and the  performance by the Purchaser of this
          Agreement  and  the   respective   obligations   in  relation  to  the
          Transaction contemplated herein, do not and will not:

          (i) breach or constitute a default under the Charter Document of the Purchaser;

          (ii) result in a violation or breach of or default under any applicable law or regulation or of any order, judgment or decree of any Court, Governmental Authority, regulatory body to which each of the Purchaser is a party or by which the Purchaser or any of its assets are bound.

         (iii) Result in a breach of, or constitute a default under any contract to which the Purchaser is a party


     4 Except for the approvals of the FIPB, Reserve Bank of India and the corporate approvals, no consent, approval, order or authorisation of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance by the Purchaser, of this Agreement and or the Transaction and

     5 All corporate action on the part of the Board, the board of directors of the Purchaser, necessary for the authorisation, execution, delivery of and the performance of all obligations of the Purchaser under this Agreement have been taken as of the date of this Agreement;

                                   SCHEDULE 3

                                VENDOR WARRANTIES

INTERPRETATION

In this Schedule, unless the context clearly indicates a contrary intention, -

     (a) The provisions of the agreement ("Agreement") to which these warranties relate to its interpretation shall apply, mutatis mutandis, and the words and expressions defined in the Agreement shall bear the same meanings in this Schedule;

     (b) The warranties, representations and undertakings herein shall apply in respect of each of the AMC and its Subsidiary (together "the AMC" for the purpose of this Schedule), and references in these warranties to AMC shall also be deemed where the context so admits, unless specified otherwise, to apply to the Trustee Company;

     (c) Where ever the warranty refers to accounts of the AMC it shall relate to a period on or after April 1, 2001 unless specified otherwise.
1.   AUTHORITY AND CAPACITY OF THE VENDOR

     1.1 The Vendor is a company duly incorporated and validly existing under the law of its incorporation.

    1.2.1 The Vendor has the legal right and full power and authority to enter into, deliver and perform this Agreement and any other documents to be executed by the Vendor pursuant to or in connection with the Transaction which when executed will constitute valid and binding obligation of the Vendor, and enforceable against them in accordance with their terms.

    1.2.2 Subject to applicable laws, regulations and rules, the execution, delivery and performance by the Vendor and the AMC, of this Agreement and the respective obligations in relation to the Transaction contemplated herein, do not and will not:

          (i) breach or constitute a default under the respective Charter Document of Vendor and AMC;

          (ii) result in a breach of, or constitute a default under, any Contract to which the AMC, or the Vendor is a party or by which they are bound or give any third party a right to terminate or modify, or result in the creation of any Encumbrance under any agreement, licence or other instrument; or

         (iii) result in a violation or breach of or default under any applicable law or regulation or of any order, judgement or decree of any Court,

               Governmental Authority, regulatory body to which each of the Vendor or the AMC is a party or by which each of the Vendor or the AMC or any of their respective assets are bound.

    1.2.3 Except for the approvals of the SEBI, FIPB, Reserve Bank of India, the Trustees, the unit holders and the corporate approvals, no consent, approval, order or authorisation of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance by the Vendor or the AMC, of this Agreement and or the Transaction and

     1.3  VENDOR'S AMC SHARES:

          (i) the Vendor's AMC Shares were validly issued and are fully paid-up;

          (ii) the Vendor is the sole beneficial owner of the its shares and is registered as the sole owner of such shares;

         (iii) the Vendor has clear and marketable title to its shares and that the shares are free from any Encumbrance or claim, demand or doubts, and the Vendor is not aware of any claims against their shares or any circumstances which might reasonably believed to lead to a claim or demand against the Vendor's AMC Shares;

          (iv) the Vendor has good right, full power and absolute authority to sell and transfer the Vendor's AMC Shares free from any third party claim or demand of any nature and that they have not nor anyone on their behalf have done, committed or omitted any act, deed, matter or thing whereby the Vendor's AMC Shares is or can be forfeited extinguished or rendered void or voidable; and

          (v) that the Vendor has not entered into or arrived at any agreement and/or arrangement, written or oral, with any person or party in respect of the Vendor's AMC Shares, or their membership of the AMC which, will render the sale of the sale and transfer of AMC Shares violative of such agreements.

2.   CORPORATE MATTERS

     2.1 CHARTER DOCUMENT: The copies of the Charter Documents of the AMC (having attached thereto all amendments made to date) delivered to the Purchaser and filed with the Registrar of Companies are true and complete copies, and the AMC has complied with all the provisions of its Charter Documents and, in particular, has not entered into any ultra vires transaction. All legal and procedural requirements and other formalities concerning such Charter Documents have been duly and properly complied with in all material respects.

     2.2 ORGANISATION, GOOD STANDING AND QUALIFICATION: The AMC has been duly incorporated and organised, and is validly existing in good standing, under the laws of India. The AMC has the corporate power and authority to own and operate its Assets and properties and to carry on its business as currently conducted and proposed to be conducted.

     2.3 CAPITALISATION AND OTHER PARTICULARS OF THE AMC: The particulars of the AMC as disclosed in the Accounts are true, complete and correct as of the date.

     2.4 ISSUED SHARES: The 7,893,965 million shares now outstanding comprise the entire issued share capital of the AMC. No modification or variation of the terms of issue or the rights attaching to such Shares has been made since the dates of issue.

     2.5 PAID UP: All the issued shares of the AMC are fully paid up and the AMC has not exercised nor purported to exercise or claimed any lien over any of them.

     2.6 CONDUCT IN RELATION TO CAPITAL: The AMC has not at any time repaid or redeemed or agreed to repay or redeem any of its share capital or otherwise reduced or agreed to reduce its issued share capital or purchased any of its own shares or carried out any transaction having the effect of a reduction of capital.

     2.7 CONVERSION RIGHTS: No person has the right to call for the issue of any share or loan capital of the AMC by reason of any conversion rights or under any option or other agreement and there are no claims, charges, liens, equities or encumbrances on the Vendor's AMC Shares.

     2.8 OPTIONS, WARRANTS AND RESERVED SHARES: Except as disclosed in Clause 12.2(e) of the SPA, there are no outstanding options, warrants, rights (including conversion or pre-emption rights) or agreements for the subscription or purchase from the AMC of any shares in the capital stock of the AMC or any securities convertible into or ultimately exchangeable or exercisable for any shares of the AMC, and no shares of the AMC when issued, are subject to any pre-emptive rights, rights of first refusal or other rights pursuant to any agreement or commitment of the AMC as the case may be.

     2.9 OTHER RIGHTS WITH RESPECT TO SHARES: Except as contemplated in this Agreement, no voting or similar agreements exist relating to the AMC Shares or any other securities issued by the AMC or the shares of the Subsidiary which are presently outstanding or that may hereafter be issued.

     2.10 EXISTENCE OF SUBSIDIARIES: The AMC has a subsidiary called ITI Capital Markets Limited , a company incorporated under the Companies Act 1956 and having its registered office at No.39, TTK Road, Alwarpet, Chennai 600 018 . The particulars of the subsidiary as the its capital and other statutory details such as capital, director are disclosed in the Disclosure Letter. Except for the Subsidiary the AMC does not own any direct or indirect equity or voting interest in any other AMC, partnership or any other legal entity.

     2.11 CORPORATE RECORDS: Except as disclosed the statutory books, minute books and register of members of the AMC have been properly and accurately maintained and written up to date in all material respects and contain full and accurate records of all resolutions passed by the directors and the shareholders of the AMC and all issuances and transfers of shares or other securities of the AMC. All such documents are in its possession or under the control of the AMC.

     2.12 REGISTER OF MEMBERS: Except as disclosed the register of members of the AMC contains a complete and accurate record of the members of the AMC and the AMC has not received any notice of any application for rectification and so far as the Vendor is aware such members are the beneficial owners of the shares listed against their names.

     2.13 DIVIDENDS: Except as disclosed and except for the dividends declared under an investment scheme operated by the AMC, the AMC has not declared any dividend or made any distribution to its shareholders since their incorporation.

     2.14 POWERS OF ATTORNEY: Except for the powers of attorney disclosed in the Disclosure Letter there are no outstanding powers of attorney given by the AMC or the Fund.

     2.15 WINDING-UP ORDERS: No order has been made, no resolution has been passed, no petition has been presented by the AMC and no petition has been presented by any other person for the Winding-up of the AMC; no receiver or manager has been appointed by any person of the business or assets of the AMC or any part thereof and there is no unfulfilled or unsatisfied judgement or decree or court order outstanding against the AMC.

     2.16 The Vendor does not hold any equity or voting interest in any entity that carries on any business that competes with the business of the AMC or Fund in India.

3.   ACCOUNTS AND RECORDS

     3.1 Except as disclosed therein and except as disclosed, the Accounts and the accounts for the period ending March 31, 2001 ("2001 Accounts") of the AMC have been prepared in accordance with applicable law and in accordance with accounting principles, standards and practices generally accepted at the date of this Agreement in India and give a true and fair view of the assets, liabilities and state of affairs of the AMC at the Account Date.

     3.2 MANAGEMENT ACCOUNTS: Except as disclosed, the Management Accounts have been prepared in accordance with applicable law and in accordance with accounting principles, standards and practices generally accepted at the date of this Agreement in India and, subject thereto, on a basis consistent with that adopted in preparing the audited accounts for the previous two financial periods so as to give a true and fair view of the assets, liabilities and state of affairs of the AMC at the Management Account Date and of the profits or losses for the period concerned and as at that date make:

          3.2.1 full provision for all actual liabilities,

          3.2.2 proper provision for all contingent liabilities, and

          3.2.3 provision reasonably regarded as adequate for all bad and doubtful debts.

3.3  ACCOUNTING AND OTHER RECORDS:

     Except as disclosed, the AMC's books and records are in its possession or under its control and have been properly maintained in accordance with all applicable laws. As at the Completion Date, the AMC's books and records will accurately record all transactions of the AMC up to and including [the Management Accounts Date] and will be capable of being written up within a reasonable time so as to record all subsequent transactions of the AMC.


3.4 CHANGES SINCE APRIL 1ST 2001 AS REGARDS THE AMC AND THE FUND: Except as disclosed:

          3.4.1 there has been no material adverse change in its financial position or turnover and no event, fact or matter has occurred that will give rise to any such change;

          3.4.2 its business has been carried on in the ordinary course, without any interruption or alteration in its nature, scope or manner, and so as to maintain the same as a going concern;

          3.4.3 it has not entered into any transaction or assumed or incurred any liabilities (including contingent liabilities) or made any payment not provided for in the Accounts or the Management Accounts otherwise than in the ordinary course of carrying on its business;

          3.4.4 its profits have not been affected by changes or inconsistencies in account treatment, by any non-recurring items of income or expenditure, by transactions of an abnormal or unusual nature or entered into otherwise that on normal commercial terms or by any other factors rendering such profits exceptionally high or low;

          3.4.5 no dividend or other distribution has been declared, made or paid to its shareholders;

          3.4.6 no share or loan capital or any other security giving rise to a right over the capital has been allotted or issued or agreed to be allotted or issued;

          3.4.7 it has not redeemed or purchased or agreed to redeem or purchase any of its share capital; and

          3.4.8 except in the ordinary course of business, no debt or liability has been incurred, assumed or guaranteed by the AMC except, advance share application monies of Rs 450 lakhs, which will be returned to Pioneer.

3.5 ABSENCE OF UNDISCLOSED LIABILITIES: Except as disclosed, there are no liabilities of the AMC other than (I) liabilities disclosed or provided for in the Accounts and the Management Accounts; (ii) liabilities incurred in the ordinary course of business since the Management Accounts Date, none of which results in a material adverse change in the financial position or turnover of the AMC; or (iii) liabilities disclosed elsewhere in this Agreement.

4.   FINANCE

4.1 Except for the funds of the investors in the Blue Chip Fund, open end Scheme aggregating to Rs 1.5 crores, which are lying with the Fund for want of instruction from the investors, and except as disclosed, neither the AMC nor the Fund has outstanding any obligation for the payment or repayment of money, whether present or future, actual or contingent.

4.2 The AMC and the Fund have no encumbrance, mortgage, charge, pledge, lien (save by operation of law in the ordinary course of business) or other security interest or any other agreement or arrangement having a similar effect subsisting over the whole or any part of its present or future revenues.

4.3 Except for the payments under the Blue Chip Scheme and except as disclosed, no borrowing of the Fund or AMC has become or is now due and payable or capable of being declared due and payable, before its normal or originally stated maturity and no demand or other notice requiring the payment or repayment of money before its normal or originally stated maturity has been received by the AMC.

4.4 No event or circumstance has occurred of which the Vendor is aware which is or, with the giving of notice or lapse of time or both, shall be such as to terminate, cancel or render incapable of exercise any entitlement to draw money or otherwise exercise the rights of the AMC or Fund under an agreement relating to borrowing.

5.   TAXATION MATTERS

5.1 RETURNS, INFORMATION AND CLEARANCES, EXCEPT AS DISCLOSED AND TO THE BEST OF THE VENDOR'S KNOWLEDGE AND UNDERSTANDINGS:

     i) All returns, computations, notices and information which are or have been required to be made or given by the AMC for a Taxation purpose
          (i) have been made on a proper basis and are correct and (ii) none of them is subject of any dispute with the Indian Taxation authorities.

     ii) The AMC is in possession of sufficient information or has reasonable access to such information to enable it to compute its liability to Taxation.

5.2  TAXATION CLAIMS, LIABILITIES AND RELIEFS:

     Except as disclosed, there is no liability of Taxation in respect of which a claim has been made to the knowledge of the Vendor.

5.3  AMC RESIDENCE: The AMC has been resident for tax purposes in India

5.4 DEDUCTION OF TAX AT SOURCE: Except as disclosed, the liability on account of late filing/remittance of returns for tax to be deducted at source does not exceed an amount of Rs 25,000/- on account of interest and such returns are true and correct in all material respects. To the best of our knowledge and understanding the deductions have been made in accordance with law.


6.   LEGAL MATTERS

6.1 Except as disclosed, the Vendor hereby represents and warrants in respect of the AMC Trustee and the Fund that:

     (i) NO VIOLATION OF LAW: There has not been any investigation or enquiry by nor any notice or communication, or order, decree, decision or judgment of, any court, tribunal, arbitrator, governmental agency or regulatory body received by and against the AMC, with respect to any material violation and/or there has been no subsisting violation to comply with any such applicable law, regulation, byelaw or Charter Documents, which has resulted in any liability or criminal or administrative sanction;


     (ii) PERMITS: Consistent with industry practice, the AMC has all permits, approvals, authorisations, licenses, registrations, and consents (including, without limitation, the registrations of the AMC with SEBI), necessary for the conduct of its business as currently conducted have been obtained and are in full force and effect. The AMC is not in material breach of or in material default under any such permit, approval, authorisation, franchise or license and the Vendor are not aware of any event or circumstance under which any of those licences, registrations, permissions or consents is likely to be revoked terminated and/or cancelled, except for those which are consequential arising out of this Agreement or the Transaction;

    (iii) ETHICAL CODE OF CONDUCT: The AMC has not and has not authorised or permitted any of its employees, agents or representatives to make or promise any payment of anything of value to any Governmental Authority or any employee, agent or representative of any

          Governmental Authority for the purpose of obtaining or retaining business; and

     (iv) UNLAWFUL ACTS: The AMC has not, so far as the Vendor is aware, nor have any of its Senior Executives in the course of theiremployment by any act or default committed:

          a.   any criminal or unlawful act involving dishonesty;

          b.   any breach of trust; or

          c. any breach of contract or statutory duty or any tortuous act which could entitle any third party to terminate any contract to which the AMC is a party;

          which could have a material adverse effect on the AMC.

6.2 COMPLIANCE WITH AGREEMENTS: Except as disclosed, all the contracts and all leases, tenancies, licences and agreements of whatsoever nature to which the AMC is a party are, except as disclosed, valid, binding enforceable obligations of the parties thereto and the terms thereof have been complied with by the AMC and there have occurred no grounds for rescission, avoidance or repudiation of any of the contracts or such leases, tenancies, licences or agreements and no notice of termination or of intention to terminate has been received in respect of any thereof.

6.3  LITIGATION:

     6.3.1 Except as disclosed, and except as in the ordinary course of business, since the Account Date no claim for damages or otherwise has been made against the AMC.

     6.3.2 The AMC, except as disclosed, is not involved whether as plaintiff or defendant or other party in any claim, legal action, proceeding, suit, litigation, prosecution, investigation, enquiry or arbitration and no such claim, legal action, proceeding, suit, litigation, prosecution, investigation, enquiry or arbitration is pending against the AMC.

6.4  INSOLVENCY:

     6.4.1 No order has been made, petition, presented, resolution passed or meeting convened for the winding up (or other process whereby the business is terminated and the assets of the AMC concerned are distributed amongst the creditors and/or shareholders or other contributories) of the AMC and there are no cases or proceedings under any applicable insolvency, reorganisation, or similar laws in any jurisdiction concerning the AMC and no events have occurred which, under applicable laws, would justify any such cases or proceedings.

     6.4.2 No petition has been presented or other proceedings have been commenced for an administration order to be made (or any other order to be made by which during the period it is in force, the affairs, business and assets of the AMC concerned are managed by a person appointed for the purpose by a Court, governmental agency or similar body) in relation to the AMC, nor has any such order been made.

     6.4.3 No receiver (including an administrative receiver), liquidator, trustee, administrator, custodian or similar official has been appointed in any jurisdiction in respect of the whole or any part of the business or assets of the AMC and no step has been taken for or with a view to the appointment of such a person.

     6.4.4     The AMC is not insolvent as on date.

7.      TRADING AND CONTRACTUAL ARRANGEMENTS

7.1 CAPITAL COMMITMENTS: Since March 17, 2002 (the "MOU Date"), except under various investment schemes operated by the AMC for its clients, the AMC:

     7.1.1     has not entered into any capital commitments;

     7.1.2 is not, nor has been, party to any unusual, long-term or onerous commitments, contracts or arrangements otherwise at an arm's length basis in the ordinary course of business;

     7.1.3 except as disclosed, is not party to any agency, distributorship, marketing, purchasing, agreement or arrangement that restricts its freedom to carry on its business in such manner as it thinks fit; and

     7.1.4     is not, nor has agreed to become,  a member of any joint venture,
               consortium,   partnership  or  other  unincorporated  association
               (other than a recognised trade association).

7.2 CONTRACTS: The AMC is not a party to or bound, except as disclosed, by any Contract (collectively, "Material Contracts") that:

     7.2.1 grants management, operational or voting rights in the AMC to any Person;

     7.2.2 is a consulting Contract that involves payments of an amount equal to or in excess of Rs. 1 million for any 12-month period;

     7.2.3     is  a  non-competition   Contract  restricting  in  any  way  the
               business activities of the AMC;

     7.2.4 was entered into outside of the ordinary course of business of the AMC;

     7.2.5 is a Contract with any Person relating to the use of the Assets of the AMC, including without limitation use of the Assets for Internet services, telephone services or the provision of data or other value-added services, excluding Contracts with its customers or clients;

     7.2.6 is a Contract involving subscriber management or systems, call centres or other customer service systems;

     7.2.7     The  AMC is not in  default  in the  performance,  observance  or fulfilment of any of the material obligations, covenants or conditions contained in any Contract to which it is a party. Each Material Contract has been duly authorised, executed and delivered by the AMC, and constitutes a valid and binding obligation of each party thereto, enforceable against each party thereto in accordance with its terms. To the best of the Vendor knowledge, no party (other than the AMC) is in material breach of any Material Contract or has indicated any intention to terminate any such Contract prior to the expiration of its term.

7.3  ARRANGEMENTS WITH ASSOCIATES ETC:

     Except as disclosed:

     7.3.1 There is no indebtedness (actual or contingent) nor any indemnity, guarantee or security arrangement, except as disclosed, between the AMC and any current or former employee, current or former director or any current or former consultant of the AMC.

     7.3.2 The AMC is not a party to any contract, arrangement or understanding, except as disclosed, with any current or former employee, current or former director of the AMC other than the employment contracts.

     7.3.3 Other than employment contracts with the Employee Shareholders, there are no existing contracts or arrangements, except as disclosed, between or involving the AMC and any of the Vendor and/or any of the directors.

7.4  TRANSACTIONS WITH DIRECTORS:

     There is no outstanding:

     7.4.1 loan, except as disclosed, made by the AMC to, or to the AMC, by the Vendor, or any director or officer of the AMC;

     7.4.2 agreement or arrangement, except as disclosed, to which the AMC is a party and in which the Vendor or any director of the AMC;

     7.4.3 Related Party Transaction: Except as disclosed, there are no Contracts, understandings, transactions or proposed transactions between the AMC and any Related Party on the other hand. Except for loans/advances aggregating to not more than Rs. 65 lacs made to any single employee, pursuant to staff Housing/Vehicle Assistance Scheme existing as of the date of this Agreement, no Related Party or employee of the AMC is indebted to the AMC, nor is the AMC indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Vendors' knowledge, no such Person is, directly or indirectly, interested in any Contract with the AMC, excluding employment contracts.

7.5 Investment Management Agreement: The Investment Management Agreement executed between the Trustee Company and the AMC is the only investment management agreement for the family of funds operated and managed by the AMC on behalf of the Trustee Company.

7.6 Guarantee: Except as disclosed in the Accounts, there is not outstanding guarantee, indemnity, surety or comfort (whether or not legally binding) given by or for the benefit of the AMC.



8.   EMPLOYEES

8.1  DISCLOSURE OF MATERIAL FACTS:

     8.1.1 Except as disclosed, all material facts and matters relating to the employment of all employees of the AMC have been disclosed to the Purchaser.

     8.1.2 The AMC has no collective agreements, arrangements and other understandings with any recognised trade union, staff association or other body representing the employees of the AMC and, to the best of the Vendor's knowledge, no labour union has requested, sought or attempted to represent any employees, representatives or agents of the AMC. There is no strike or other labour dispute involving the AMC.

     8.1.3 STATUS OF EMPLOYEES: Except as disclosed to the best of the Vendor's knowledge, no Senior Executive has terminated their employment with the AMC since the MOU Date.

     8.1.4 EMPLOYMENT AGREEMENTS AND COMPENSATION ARRANGEMENTS: Except as disclosed, other than standard employment contracts of the AMC in the form as disclosed, and the employment contract of the current CEO of the AMC as disclosed, the AMC is not a party to nor bound by any currently effective employment contract (other than contracts that can be terminated on an at-will basis), deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. To the best of the Vendor knowledge, none of these employees or the CEO is in breach of their respective employment contracts or any terms by which any such person may have been seconded to the AMC.

8.2 COMPLIANCE WITH REQUIREMENTS: Except as disclosed, the AMC has in relation to each of its employees and (so far as relevant) to each of its former employees:

     8.2.1 complied in all material respects with its obligations (as appropriate) under relevant laws and all other statutes and regulations relevant to its relations with each employee or the conditions of service of the employee and has maintained adequate and suitable records regarding the service of the employee;

     8.2.2 discharged or adequately provided for in all material respects its obligations to pay all salaries, wages, commissions, bonuses, overtime pay, holiday pay, sick pay and other benefits of or connected with employment upto the date of this Agreement; and

     8.2.3 complied in all material respects with all its obligations under the master mediclaim policy.

8.3 AGREEMENTS: Except as disclosed, the AMC has not since the MOU Date entered into:

     8.3.1 any agreement or arrangement to make any payments (other than emoluments) to or on behalf of any of its directors or employees;

     8.3.2     any  contract  of  service  with  any  employee,   which  is  not
               terminable by the AMC by three months' notice or less without payment of compensation (except as provided by statute);

     8.3.3 any agreement imposing a legal obligation on the AMC to increase the rates of remuneration of, or to make any bonus or incentive payments or any benefits in kind or any payments under a profit-sharing scheme to or on behalf of, any of its employees at any future date which would result in an increase in the AMC's employment costs;

     8.3.4 any negotiation for a change in the emoluments or other terms of engagement of any grade of the AMC's employees resulting in an increase in the AMC's employment costs;

     8.3.5 any agreement or arrangement for the provision of compensation on the termination of employment of any employee of the AMC, beyond the minimum required by law and by the employment contracts.

8.4  DISPUTES:

     8.4.1 Except as disclosed, no subsisting material dispute has arisen since incorporation between the AMC and any member or category of its employees or former employees.

     8.4.2 Except as disclosed, there are no significant complaints pending against the AMC of whatsoever nature in relation to any of its employees or former employees and there is no industrial action or dispute or of such nature existing in respect of or concerning any employees or former employees of the AMC.

     8.4.3 Except as disclosed, no employee has given notice of termination of his contract of employment or is under notice of dismissal.

     8.4.4 Except as disclosed, the AMC has not offered any contract of employment to any person for a salary of more than [Rs.1 million] per annum, which offer remains outstanding.

8.5 PENSIONS: Except as disclosed, the AMC does not make, and is not party to any arrangement under which it could be liable to make payments (except for statutory payment) for providing retirement, death, disability, life assurance or medical benefits to any person.

9.   OPERATIONS AND COMPLIANCE OF THE FUND AND ITS SCHEMES:

9.1 ACCOUNTS: Except as disclosed, the 2001 Accounts and the Accounts of the Fund and its Schemes have been prepared in accordance with the Regulations and the Schedule Nine of the Regulations;

9.2 LIABILITIES AND NPAS: Except as disclosed and except as disclosed in the portfolio statement the Fund and the Schemes do not have any non-performing other than those reflected in the 2001 Accounts, the Accounts and Management Accounts incurred in the ordinary course of business.

9.3 ACTIVITIES SINCE ACCOUNTS DATE: Except as disclosed and otherwise than in the ordinary course of business, since the Accounts Date, there has not been:

     9.3.1 any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Assets used by the AMC or the Fund or the operating results or the business of the Fund as currently conducted;

     9.3.2 any waiver by the AMC or the Fund of a valuable right or of a debt owed to the Fund or any of its Schemes with a value of over Rs. 500,000 owed to it;

     9.3.3 any material change or amendment to a contract by which the Fund is bound, except for changes or amendments which are expressly provided for or disclosed in this Agreement;


     9.3.4 any declaration or payment of any dividend or other distribution by any Scheme of the Fund otherwise than in ordinary course of business;

     9.3.5 any debt or liability incurred, assumed or guaranteed by the Fund or any of its Schemes otherwise than in ordinary course of business.

9.4 CURRENT OPERATIONS: Except as disclosed, to the best knowledge of the Vendor, there is no existing fact or circumstance as on date that has a material adverse effect on the ability of the Fund or Schemes to conduct its business as currently conducted.

9.5 TAXES: The liability/ penalties on account of late filing/remittance of returns for tax to be deducted at source does not exceed an amount of Rs.2,35,000/- on account of interest and such returns are true and correct in all material respects. To the best of our knowledge and understanding the deductions have been made in accordance with law.


COMPLIANCE

9.5 A list of the all the Schemes operated by the Vendor is attached in Annexure 4.3 of the Disclosure Letter. There has been no material adverse change that is inconsistent with normal industry conditions in any of the information contained in the offer documents of the Schemes since the [MOU] Date;

9.6 AUM: (i) The Vendor represents that the Mutual Fund, as on February 20 2002 had assets under management of Rs. 3833.79 crores in the equity schemes and Rs. 1476.68 crores and under fixed-income schemes aggregating to assets under management at Rs.2357.10 crores as certified by the auditors.

     (ii) the Vendor represents that the Mutual Fund, as on July 19, 2002 had assets under management of Rs.1405.80 crores in the equity schemes and Rs. 2688.85 crores and under fixed-income schemes aggregating to assets under management at Rs. 4094.64 crores as certified by the auditors.

9.7 COMPLIANCE WITH REGULATIONS: Except as disclosed, the Vendor represents and warrants that:

     9.7.1 The affairs of the Fund have been conducted materially in accordance with the Regulations and the related circulars of the Regulations.

     9.7.2 The accounting operations of the Fund and the Schemes have materially been carried out in accordance with Schedule Nine of the Regulations and with the guidance note of Institute of Chartered Accountants of India.

9.8 The Code of Ethics relating to conduct of the directors of the Trustee and the employees of the AMC and Code for Personal Trading and Insider Trading guidelines have been complied with and the AMC is not aware of any violations thereof;

9.9 The business of the Schemes has been conducted generally in a bonafide manner with the interests of the unit holders paramount;

9.10 The AMC fees and the other expenses charged to the Fund and the Schemes are within the limits provided in the Regulations and the offer documents of the respective schemes;

9.11 That the entry and exit loads collected from the investors has been utilised in accordance with the Regulations;

9.12 The investor services have been rendered fully in accordance with the Regulations;

9.13 The   offer   documents   (including   abridged   offer    documents)/sales
     literature/annual reports /all sales material have been fully prepared and updated in accordance with the Regulations;



10.  ASSETS

10.1 THE PROPERTIES: Except as disclosed, the Properties shown in Schedule_ comprise all of the premises and land owned, leased, occupied or licensed used in connection with the businesses of the AMC and the Fund. The AMC has provided to the Purchaser, except as disclosed, true and complete copies of documents for all immoveable property owned, leased and or occupied by the AMC. The AMC is in compliance in all material respects with all such leases.

10.2 TITLE: Except as disclosed, the AMC has full and clear title to the immoveable properties owned by the AMC which free and clear of all Encumbrances and there is no dispute pending or of which the Vendor is reasonably aware with regard to the title or rights to any such owned property.

10.3 STATUTORY OBLIGATIONS, NOTICES AND ORDERS: Except as disclosed, in relation to each of the owned properties, no notices, orders, proposals, applications, requests or schedule of dilapidation, demands for duty or taxes affecting or relating to any of such Properties have been served or made by any authority on the AMC or the Fund.

10.4 NOTICES OF BREACH: Except as disclosed, in relation to the leased or licensed immovable property occupied by the AMC or the Fund neither the AMC nor the Fund has not received any notice or complaint from the landlord of any breach of the terms of the leases or tenancy agreements which would entitle the landlord to terminate the leases or agreements or claim damages for breach of terms or covenant; under which such properties are held.

10.5 DISPOSAL OF ASSETS: Except for the sale of securities owned by the AMC and except as disclosed, no Assets of the AMC above the value of Rs. 25,000/-have been disposed of since July 1, 2001 to June 30, 2002 except as disclosed and in the ordinary course of business.

10.6 STAMP DUTY: All documents, except as disclosed, to which the AMC or Fund is a party, or which form part of the title to any asset owned or possessed by the AMC, or which the AMC or the Vendor may need to enforce or produce in evidence in any court of law have been duly stamped and registered.


10.7 TRANSACTIONS NOT AT ARM'S LENGTH:

     10.7.1 Since the MOU Date, the AMC does not own, nor has agreed to acquire, any asset, nor, has received or agreed to receive any services or facilities (including, without limitation, the benefit of any licensee or agreements), the consideration for the acquisition or provision of which was otherwise than on an arm's length basis.

     10.7.2    Except   as  disclosed,  since  the  MOU  Date,  the  AMC has not
               disposed, nor has agreed to dispose, of any asset, nor has provided or agreed to provide any services or facilities
               (including, without limitation, the benefit of any licences or agreements), the consideration for the disposal or provision of which was or will be less than its market value, or otherwise than on an arm's length basis.

10.8 CONTROL OF RECORDS AND INFORMATION: Except as stated in Annexure 3.3 of the Disclosure Letter and subject to the Custodian Agreement, all records and information belonging to the AMC or the Fund or relating to their affairs (whether or not held in written form) are in the exclusive possession and under the direct control of the AMC and or the Fund and subject to unrestricted access by them.

10.9 INTELLECTUAL PROPERTY

     10.9.1 The AMC has such interest in any intellectual property rights and has, as disclosed, entered into any agreement for:

               (i)  the licensing or use of intellectual property rights; or

               (ii) the  provision  or  acquisition  of  know-how  or  technical information or assistance; or

              (iii) the  prohibition  or  restriction  of the  disclosure of any know-how or technical information.

     10.9.2 INTELLECTUAL PROPERTY RIGHTS.

               (i) True and complete copies of all licenses granted to or by the AMC in respect of any Intellectual Property (collectively, the "IP Licenses"), have been made available to the Purchaser. Except as provided in the IP Licenses, the AMC is not obligated to pay any royalties or other payments to any Person in respect of Intellectual Property used by the AMC. The AMC is not in breach of any IP License or of any agreement under which any confidential business information was or is to be made available to it;

               (ii) Except as otherwise  set out in the  respective IP Licenses,
                    (1) all rights in all Intellectual Property and confidential business information owned or otherwise required for the business of the AMC as currently conducted are vested in or validly granted to the AMC and, (2) except as disclosed in relation to paragraph (i) above, all renewal fees and steps required for their maintenance or protection have been paid and taken as on date;

              (iii) To the  best of the  Vendor  knowledge,  the  processes  and methods employed, the services provided, the businesses conducted and the products, used or dealt with by the AMC, do not, or at the time of being employed, provided, conducted used or dealt in did not, infringe the rights of any other Person in any Intellectual Property or business information;

               (iv) To the best of the Vendor  knowledge,  there is not, nor has there been at any time, any unauthorised use or infringement by the AMC of any of the Intellectual Property or confidential business information owned or otherwise required for the business of the AMC.

11.  INSURANCE

     Assets of the AMC and the Fund as stated in Annexure 11 of the Disclosure Letter are at the date of this Agreement adequately insured according to prudent business practices thereof against fire and other risks normally insured against by companies carrying on the same classes of business or owing assets of a similar nature and all such insurances are in full force and effect and the premiums have been paid.


12.  CONFIDENTIALITY

     So far as the Vendor are aware neither the AMC nor the Fund have disclosed or permitted to be disclosed or undertaken or arranged to disclose to any person any of its know-how, secrets or confidential information other than under an obligation of confidentiality.

13.  GENERAL

13.1 NO MISREPRESENTATION: No representation, warranty or statement by the AMC, the Vendor in this Agreement, or in the Disclosure Letter, or Exhibit, Schedule of this Agreement, statement or certificate furnished to the Purchaser pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made, and are not misleading;

13.2 FULL DISCLOSURE: To the best of knowledge of the AMC and the Vendor, there are no fact or circumstance relating to the affairs of the AMC which has not been disclosed to the Purchaser and which if not disclosed might reasonably have been expected to influence the decision of the Purchaser to enter into this Agreement; and

13.3 ACCURACY AND ADEQUACY OF INFORMATION DISCLOSED TO THE PURCHASER: All information contained in this Agreement, Disclosure Letter and all other information which has been given in writing or made available by or on behalf of the Vendor to the Purchaser or its agents, employees or professional advisers in the course of the negotiations leading to this Agreement or in the course of any due diligence or other investigation carried out by or on behalf of the Purchaser prior to entering into this Agreement was when given and remains true, complete and accurate in all respects and to the best knowledge of the Vendor, the Vendor is not aware of any fact or matter or circumstances which have not disclosed in writing to the Purchaser or which renders any such information untrue, inaccurate or misleading or the disclosure of which might reasonably affect the willingness of the Purchaser to purchase the AMC Shares or the price at or terms upon which the Purchaser would be willing to purchase them.

                                   Schedule 4

                            List of Senior Executives

1.   Mr. Vivek Reddy
2.   Mr. Ravi Mehrotra
3.   Mr. R. Narayanan
4.   Mr. Anoop Bhaskar
5.   Mr. Anil Prabhudas
6.   Mr. K N Sivasubramaniam
7.   Mr. R Sukumar
8.   Mrs. Lalitha Swamy
9.   Mr. S Chellappa

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

TEMPLETON ASSET MANAGEMENT (INDIA) PRIVATE LIMITED,


By its duly authorised signatory
Name: Mr Rajiv Vij                              /s/ Rajiv Vij


INVESTMENT TRUST OF INDIA LIMITED


By its duly authorised signatory
Name:  Mr Sanjay Maloo                          /s/ Sanjay Maloo

                                                                   EXHIBIT 10.67
                                                                   -------------
                                                                     (Continued)










THIS AGREEMENT is made at Mumbai as of the 23rd day of July, 2002 AMONG:

TEMPLETON ASSET MANAGEMENT (INDIA) PRIVATE LIMITED, a company incorporated under the laws of India and having its registered office at 1st Floor, Sakhar Bhavan, Nariman Point, Mumbai 400 021, ("Purchaser" which expression shall unless repugnant to the context thereof include its successors and permitted assigns);

and

MR. VIVEK REDDY, an Indian Inhabitant, son of Mr. D.G.K. Reddy, having his address at Pioneer ITI AMC Limited, Century Centre 75 TTK Road, Chennai - 600018, a shareholder and Chief Executive Officer of Pioneer ITI AMC Limited acting for himself and such other employee and non-employee shareholders of the AMC, as listed in Schedule 1 to the Employee MOU as defined herein below (the Vendors).

WHEREAS:

A. The Pioneer ITI AMC Limited a company incorporated under the provisions of the Companies Act, 1956 and having its registered office at Century Centre, 75 T.T.K. Road, Alwarpet, Chennai - 600018 India (hereinafter referred to as "the AMC"), is the asset management company to the Pioneer ITI Mutual Fund, a mutual fund set up and registered with the Securities and Exchange Board of India ("SEBI") under the SEBI (Mutual Funds) Regulations, 1996.

B. The Investment Trust of India Limited, a company incorporated under the provisions of the Indian Companies Act, 1913 and having its registered office at "Mashkur", 1, Krishnama Road, Nungambakkam Chennai - 600 034, India ("ITI") and Pioneer, collectively as on the date hereof hold 95.3 % of the shares of AMC and the Employees Shareholders hold 4.7 % of the shares of AMC.

C. Pursuant to a Memorandum of Understanding dated 17th March 2002 entered into amongst the Purchaser, ITI and Pioneer, (the "MOU"), ITI and Pioneer agreed to sell and the Purchaser agreed to purchase the AMC Shares held by ITI and Pioneer on certain terms and conditions and the manner set out therein. It was also agreed that the Trustee Shareholders would be procured to sell to the Purchaser or its nominee, the Trustee Company Shares at the same time or immediately after the Completion.

D. The Purchaser had also entered into a memorandum of understanding dated 17th March 2002 with the Employee Shareholders (defined herein below) of the AMC (the "Employees MOU") for the purchase of their shares in the AMC.

E. The Purchaser has conducted a due diligence of the affairs of the AMC and the Trustee Company pursuant to and in accordance with the terms of the MOU and is desirous of acquiring the Vendors's AMC Shares held by the Vendors in the AMC on the terms and conditions set out herein.

F. Simultaneously the Purchaser has also entered into separate Share Purchase Agreements each dated 23rd July 2002 with ITI and Pioneer for the purchase of the respective shares held by them in the AMC.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Agreement, the following terms shall have the following meaning:

     "ACCOUNTS" means the unaudited balance sheet of the AMC and its Subsidiary, for the period ending the Accounts Date which shall be audited prior to Completion, and the audited statements of profit and loss and cash flows of the AMC and its Subsidiary, ended on such date and as disclosed;

     "ACCOUNTS DATE" means March 31, 2002;

     "AFFILIATE" of a Person (the "Subject Person") means (i) in the case of a Subject Person other than a natural Person, any other Person that, either directly or indirectly through one or more intermediate Persons, controls, is controlled by or is under common control with the Subject Person, and
     (ii) in the case of a Subject Person that is a natural Person, any other Person that, either directly or indirectly through one or more intermediate Persons, is controlled by the Subject Person. For purposes of this definition, "control" means the power to direct the management or policies of a Person, whether through the ownership of over 50% of the voting power of such Person, through the power to appoint over half of the members of the board of directors or similar governing body of such Person, through contractual arrangements or otherwise;

     "AMC SHARES" means collectively the:

          (i) Vendors's AMC Shares; and

          (ii) ITI's AMC Shares; and

          (iii) Pioneer's AMC Shares;
                              -

     "AMC PURCHASE PRICE" means Rs. 133,971,013.00 (Rupees One Hundred Thirty Three Million, Nine Hundred Seventy One Thousand And Thirteen Only) payable to the Vendors;

     "ASSETS" means all assets, rights and privileges of any nature and all goodwill associated therewith of the AMC, all Intellectual Property, Equipment and Software, and rights in respect of the Immovable property;

     "BASIC DOCUMENTS" means, collectively, the Charter Documents, the Memorandum of Association and Articles of Association of the Trustee Company, the Investment Management Agreement dated 23rd July 1993 executed amongst the AMC and the Trustee Company, the Trust Deed dated 29th July 1993 amongst ITI and the Trustees including the variations thereto, and the Custodian Agreement dated 19th April 2001 amongst the AMC and the Trustee Company and Deutsche Bank AG;

     "BOARD" means the board of directors of the AMC;

     "CLAIMS" means the reimbursement and or payment of claims which have arisen or may arise to the AMC, and which have been agreed to be set off against the Retention Amount in accordance with the SPA Escrow Agreement;

     "CHARTER DOCUMENTS" means the Articles of Association and the Memorandum of Association of the AMC;

     "COMPLETION" means the completion of the sale and purchase of the Vendor's AMC Shares pursuant to Clause 4.1, which completion shall occur simultaneous with the completion of sale and purchase of the ITI's AMC Shares, the Pioneer's AMC Shares and the Trustee Company Shares;

     "COMPLETION DATE" shall have the same meaning as set out in Clause 4;

     "CONTRACTS" means all contracts, agreements, licenses, engagements, leases, financial instruments, purchase orders, commitments and other contractual arrangements entered into by the AMC;

     "DISCLOSURE LETTER" shall have the same meaning ascribed in Clause 6.3.

     "EMPLOYEE SHARES" means 3,69,600 fully paid equity shares of Rs 10/- each, representing 4.7% of the issued capital of the AMC, held by the Employee Shareholders;

     "ENCUMBRANCE" means (i) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including without limitation any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable law,
     (ii) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, or refusal or transfer restriction in favour of any Person and (iii) any adverse claim as to title, possession or use;

     "EQUIPMENT" means all the plant and machinery, tools and equipment, vehicles and office furniture, computer equipment (including without limitation servers, personal computers, mainframes, modems, screens, terminals, keyboards, disks, printers, cabling and associated and peripheral electronic equipment) and other tangible assets, but excluding Software;

     "ESCROW AGENT" means Mr Anand Bhatt/ Hamid A Moochhala, Senior Partners, Wadia Ghandy & Co., having offices at 2nd floor, N.M. Wadia building, 123
     M. G. Road, Mumbai 400 023 (which expression shall mean to include their respective successors);

     "FIPB" means the Foreign Investment Promotion Board of the Ministry of Industry of India;

     "FUND" means the Pioneer ITI Mutual Fund, a mutual fund set up and registered with the Securities and Exchange Board of India, and includes all the mutual fund schemes floated there under;

     "GOVERNMENTAL AUTHORITY" means any government or political subdivision thereof; any supranational or trade agency, department, agency or instrumentality of any government or political subdivision thereof; departments, bodies, regulatory authorities, government authorities, any court or arbitral tribunal; and the governing body of any -securities exchange or other securities self-regulatory body;

     "IMMOVABLE PROPERTY" means the immovable properties owned, leased, licensed and or occupied by the AMC;

     "INTELLECTUAL PROPERTY" means all letters patent, trademarks, service marks, registered designs, domain names and utility models, copyrights, inventions, confidential information, brand names, database rights, know-how and business names and any similar rights situated in any country and the benefit (subject to the burden) of any of the foregoing (in each case whether registered or unregistered and including applications for the grant of any of the foregoing and the right to apply for any of the foregoing in any part of the world) owned by the AMC, Trustee or the Fund ;

     "IP  LICENSES"  shall have the meaning set forth in Clause 10.9 of Schedule
     3;

     "ITI'S AMC SHARES" means, 37,65,762 fully paid equity shares of Rs 10/- each, representing 47.7 % of the issued capital of the AMC;

     "LIABILITIES" means all indebtedness and other liabilities of any nature whatsoever, actual or contingent, and whether or not of a nature required to be disclosed in the accounts of the AMC and its Subsidiary;

     "LITIGATION" shall have the meaning set forth in Clause 9(a)(i) of Schedule 3;

     "MANAGEMENT ACCOUNTS" means the un-audited balance sheet of the AMC and its Subsidiary and the un-audited statements of income and cash flows for period ending June 30, 2002;

     "OWNERSHIP" means, at any time ownership of the Shares on a fully diluted basis, assuming the exercise, conversion or exchange of all options, warrants and other securities exercisable for or convertible or exchangeable into Shares regardless of whether such options, warrants or other securities are currently exercisable, convertible or exchangeable at such time;

     "PARTIES" means the Vendors and the Purchaser and "PARTY" means any of them;

     "PERSON" means any individual, firm, company, Governmental Authority, joint venture, association, partnership or other entity (whether or not having separate legal personality);

     "PIONEER"  shall  mean  Pioneer  Investment  Management,   Inc.  a  company
     incorporated under the laws of Delaware and having its principle office at 60, State Street, Boston, Massachusetts, U.S.A;

     "PIONEER'S AMC SHARES": means 37,58,603 fully paid equity shares of Rs 10/- each, representing 47.6% of the issued capital of the AMC held by Pioneer;

     "PURCHASER'S   WARRANTIES"  means  the   representations,   warranties  and
     undertakings of the Purchaser set forth in Schedule 2;

     "REGULATIONS" means the SEBI (Mutual Fund) Regulations 1996 and as amended from time to time;

     "RELATED PARTY" means with respect to the AMC or a Subsidiary, as the case may be, (i) any shareholder of the AMC or such Subsidiary, (ii) any director of the AMC or such Subsidiary, (iii) any Senior Executive of the AMC or such Subsidiary, (iv) any relative of any individual shareholder, director or Senior Executive of the AMC or such Subsidiary (v) any Person in which any shareholder, director or Senior Executive of the AMC or such Subsidiary has any shareholding interest, other than a passive shareholding of less than 10% in a publicly listed company, and (vi) any other Affiliate of the AMC or such Subsidiary or of a shareholder or director of the AMC or such Subsidiary;

     "RETENTION AMOUNT" means an amount of Rs. 462,982,500 (Rupees Four Hundred and Sixty Two Million Nine Hundred And Eighty Two Thousand Five Hundred
     only) to be used for setting off and or reimbursing the AMC against the Claims in accordance with the SPA Escrow Agreement;

     "RETENTION PERIOD" means the period commencing from the Completion and ending at the later of 30 days after (i) the completion and communication to the Purchaser of the findings of the SEBI appointed external audit for the period ending 31st March 2003 or (ii) the statutory annual financial audit for the financial period ending 31st March 2003 which shall be completed no later than 30th September 2003;

     "Rs." means Indian Rupees, the lawful currency of India;

     "SEBI" means Securities Exchange Board of India;

     "SENIOR EXECUTIVE" means the employees of the AMC whose names have been set out in Schedule 4;

     "SHARES" means the equity shares of the par value Rs. 10/- per share in the issued and paid up capital of the AMC;

     "SOFTWARE" means any set of instructions for execution by microprocessor, irrespective of application, language or medium;

     "SPA ESCROW AGENT" means Mr Anand Bhatt/ Hamid A Moochhala, Senior Partners, Wadia Ghandy & Co., having offices at 2nd floor, N.M. Wadia building, 123 M. G. Road, Mumbai 400 023 (which expression shall mean to include their respective successors);

     "SPA ESCROW ACCOUNT" means the fixed deposit account opened by the SPA Escrow Agent with the SPA Escrow Bank designated as "Anand S Bhatt a/c Templeton- Pioneer" in accordance with the terms of the SPA Escrow Agreement;

     "SPA ESCROW AMOUNT" means a sum of Rs 21,677,108 (Rupees Twenty One Million Six Hundred Seventy Seven Thousand One Hundred And Eight only) deposited by the Purchaser with the SPA Escrow Agent which shall be an amount equal to
     4.7 % of the Retention Amount;

     "SPA ESCROW AGREEMENT" means the agreement in an agreed form to be entered into, on the Completion, by the Purchaser with ITI, Pioneer, the Vendors and the SPA Escrow Agent;

     "SPA ESCROW BANK" means Citibank NA, D.N. Road, Mumbai 400 001;

     "SUBSIDIARY" means any company, partnership or other legal entity in which the AMC owns, directly or indirectly, greater than 50% of the equity interest or voting power;

     "TAXATION" means all forms of taxation and statutory, governmental, state, provincial, local governmental or municipal impositions, duties, contributions and levies of India whenever imposed and whether chargeable directly or primarily against or attributable directly or primarily to the AMC or its subsidiary and all penalties, charges, costs and interest relating thereto;

     "TRANSACTION" means the acquisition of the AMC Shares by the Purchaser and the Trustee Company Shares by the nominee of the Purchaser;

     "TRUSTEE OR TRUSTEE COMPANY" means the Pioneer ITI Mutual Fund Private Limited a private company incorporated under the Companies Act 1956 and having its registered address at 117, Nungambakkam High Road, Chennai -600 034 and which is the trustee of the Mutual Fund;

     "TRUSTEE COMPANY SHARES" means the shares of the Trustee Company held by the Trustee Shareholders;

     "TRUSTEE SHAREHOLDERS" mean the shareholders of the Trustee Company;

     "VENDORS' AMC SHARES": 3,69,600 fully paid equity shares of Rs 10/- each, representing 4.7.6% of the issued capital of the AMC held by the Employee Shareholders;

     "VENDORS'   WARRANTIES"   means   the   representations,   warranties   and
     undertakings of the Vendors as set forth in Schedule 3;

     "WARRANTIES"  means  collectively  the  Vendors  Warranties  set out in the
     Schedule 3 and the Purchaser's Warranties set out in Schedule 2 and "Warranty" means any of them;

     "WARRANTY PERIOD" means a period of 2 years from the Completion Date;

1.2  INTERPRETATION

     In this Agreement

     (a) Any reference herein to any Clause, Schedule, Exhibit or Annex is to such Clause, Schedule, Exhibit or Annex to this Agreement unless the context otherwise requires. The Schedules, Exhibits and Annexes to this Agreement including this interpretation Clause shall be deemed to form part of this Agreement;

     (b) References to a Party shall, where the context permits, include such Party's respective successors, legal representatives and permitted assigns;

     (c) The headings are inserted for convenience only and shall not affect the construction of this Agreement;

     (d) Unless the context requires otherwise, words importing the singular include the plural and vice versa, and pronouns importing a gender include each of the masculine, feminine and neuter genders;

     (e) References to the knowledge, information, belief or awareness of any Person shall be deemed to include the knowledge, information, belief or awareness such Person would have if such Person had made reasonable inquiries;

     (f) Any reference to a statutory provision shall include any subordinate legislation and such provision as from time to time modified or re-enacted or consolidated whether before or after the date of this Agreement so far as such modification, re-enactment or consolidation applies or is capable of applying to any transactions entered into under this Agreement prior to Completion and (as from time to time modified, re-enacted or consolidated) which such provision has directly or indirectly replaced;

     (g) Any reference to "accounts" shall include the directors' and auditors' reports, relevant balance sheets and profit and loss accounts and related notes together with all documents which are or would be required by law to be annexed to such accounts before such accounts are laid before the company in general meeting in respect of the accounting reference period in question; and

     (h) References to this Agreement shall include the Recitals and Schedules to it and references to Clauses and Schedules are to Clauses of and schedules to this Agreement.

2.   SALE AND PURCHASE OF SHARES

2.1 Subject to the terms of this Agreement, the Vendors hereby agrees to sell and the Purchaser agrees to purchase on the Completion Date, the Vendors' AMC Shares, free from all Encumbrances and together with all rights and advantages now and hereafter attaching thereto and relying on Warranties contained in this Agreement.

2.2 Subject to the terms of this Agreement, in consideration for the sale of the Vendors' AMC Shares, the Purchaser will pay the AMC Purchase Price to the Vendors in the manner set out hereinafter.

2.3 The AMC Purchase Price to be paid to the Vendors will be allocated amongst the Vendors in proportion to the number of shares held by them as set out in Schedule 1, and paid to them in the following manner: -
     (i) 44.26% of the AMC Purchase Price will be paid at the AMC Completion ("First Installment").
     (ii) 27.87% of the AMC Purchase Price will accrue and be payable six (6) months from the AMC Completion contingent on occurrence of certain conditions described herein below ("Second Installment").
    (iii) 27.87% of the AMC Purchase Price will accrue and be payable one (1) year from the AMC Completion contingent on occurrence of certain conditions described herein below ("Third Installment").

     The Vendors agree and accept that the Purchaser shall not be liable to make any payments to any of the Employee Shareholders under this Agreement and in relation to this Transaction in excess of the AMC Purchase Price and any addition to the AMC Purchase Price as stated in 2.6 and 2.7. The Vendors further agree and accept that the Purchaser shall not be liable to make any payments to any of the Employee Shareholders in relation to their employment with the AMC save for what is stated in their employment contract.

2.3 In the case of those of the Vendors who are employees of the Company on the date hereof and who leave the services of the AMC of their own volition (the "Exit Date") at any time after the payment of the First Installment in accordance with clause 2.3(i) above then, such Employee Shareholder shall not be entitled to any further amount in the event the amounts so far paid to such Employee Shareholder equals or exceeds the total par value of the Employee's shares sold by such Employee Shareholder. However, this prohibition will not apply if the service of such Employee Shareholder is terminated or in the event the Employee Shareholder leaves the services of the AMC on account of permanent disability or death or if the annual compensation payable to an Employee Shareholder is reduced from the amount paid for financial year ending March 2002 as provided in Schedule 2 hereto. If the services of the Employee Shareholder are terminated, or in the event the Employee Shareholder leaves the services of the AMC on account of permanent disability or death or if the annual compensation payable to a Employee Shareholder is reduced from the amount paid for the financial year, ending March 2002, then in such an event all amounts due to such Employee Shareholder pursuant to the terms of this Agreement shall be accelerated and become immediately payable. Provided that, in the event any Employee Shareholder is no longer in the service of the AMC at anytime after the execution of this Agreement till the AMC Completion, then the total amount payable to such Employee Shareholder shall not exceed the total par value of the Employee Shares sold by such Employee Shareholder.

2.4 In the event an Employee Shareholder leaves the employment of the AMC (whether of his own volition or by termination of service), the Purchasers shall be at liberty to adjust all amounts owing by such Employee Shareholder to the AMC against any amounts payable under this Agreement.

2.5 The Claims shall be adjusted in accordance with the provisions of the SPA Escrow Agreement. The Parties hereby agree that if any part of the SPA Escrow Amount remains un-adjusted/un-utilised after the Retention Period not earmarked for a specific claim under the SPA Escrow Agreement, it shall paid to the Vendors as an additional purchase price at the end of the Retention Period together with interest accrued thereon.

2.6 The AMC purchase price may stand increased by the balance of the Vendor's share of the SPA Escrow Amount, which shall not exceed an amount of Rs. 21,677,108 (Rupees Twenty One Million Six Hundred Seventy Seven Thousand One Hundred And Eight Only) depending upon the occurrence of the events laid down in the SPA Escrow Agreement and shall to that extent be contingent.

3.   CONDITIONS PRECEDENT TO COMPLETION

3.1 The obligation of the Purchaser to purchase the Vendors' AMC Shares is subject to the fulfilment, by the Employee Shareholders Vendors prior to or simultaneously on the Completion Date (or at the time specified below), of the following conditions:

     (a) the Vendors' AMC Shares are converted into electronic form and dematerialized and sufficient evidence have been produced from the depository in that regards;

     (b) delivery by the Employee Shareholders to the Purchasers, signed irrevocable instructions directing the depository to transfer the Vendors AMC Shares in to the depository account of the Purchaser Vendors;

     (c) delivery by the Trustee Shareholder to the nominee of the Purchaser, the Trustee Company Shares together with the share transfer forms executed by the Trustee Shareholders in favour of the Purchaser together with the requisite corporate approvals and other proceedings

     (d) subject to the Disclosure Letter the Vendors' Warranties remaining true and correct in all material respects on the Completion;

     (e)  there having been, since the date of this Agreement:
          (i) nomaterial adverse change in the operations, financial position of the AMC and its Subsidiary or the Fund whether arising out of additional disclosure notified to the Purchaser or not; or
          (ii) no receipt of any notice of any action or investigation by any Governmental Authority or any Person which would restrain, prohibit or otherwise challenge the Transaction;

     (f) there being no order of any Governmental Authority, or Court since the date of this Agreement that has, as against the AMC or the Trustee Company as the case may be, which has been instituted or any action or investigation to restrain, prohibit or otherwise challenge the Transaction been taken;

     g) the Vendors shall have caused the employees of the AMC who have availed housing loans to execute housing loan agreements in the form agreed;

     (h) the Vendors shall have caused identification of the Assets in relation to the Fixed Asset Register;

     (j) all consents and approvals required for the purpose of execution, delivery or performance and the consummation of the Transactions contemplated in this Agreement shall have been duly obtained;

     (k) the Vendors shall have caused the Trustee Company having written to SEBI seeking its confirmation of the Transaction. The Parties hereby acknowledge that the SEBI "no objection letter" has been procured by the Purchaser vide letter dated May 7, 2002;

     (l) the Vendors shall have caused the AMC having delivered to the Purchaser a certificate duly certified by its company secretary, dated the Completion Date, certifying that the conditions set forth in paragraph (e)and (f) of this Clause 3 have been satisfied;

     (m) the Vendors have delivered to the Purchaser a certificate dated the Completion Date certifying that the conditions set forth in paragraphs
          (a) to (d), and (g) to (k) of this Clause 3.1 have been satisfied;

     (n) the Purchaser having been given a reasonable opportunity to conduct a limited high level review, the agreed scope of which set out in
          Schedule 4 relating to the AMC prior to Completion, provided such review shall have been completed at least 2 days prior to the Completion Date; and

     (o)  the Vendors shall have caused the AMC to adopt the Accounts.

3.2 The Completion is subject to the fulfilment by the Purchaser, prior to or on the Completion Date (or at the time specified below), of the following conditions:

     (a) all consents and approvals of, notices to and filings or registrations with any Governmental Authority or any other Person required pursuant to any applicable law or regulation of any Governmental Authority, in connection with the Transaction and the sale and purchase of the Trustee Company Shares ;

     (b) all corporate and other proceedings by the Purchaser in connection with the Transactions contemplated at or prior to the Completion Date pursuant to this Agreement shall have been procured and the Vendors having received all such counterpart originals and certified or other copies of such documents as they may reasonably request, including without limitation a copy of the resolutions of the board of directors of the Purchaser, and evidencing the approval of the Transaction;

     (c) the Purchaser's Warranties as stated in Schedule 2 remaining true and correct in all material respects on the Completion; and

     (d) the Purchaser has delivered to the Vendors a certificate dated the Completion Date certifying that the conditions set forth in paragraphs
          (a) to (c) of this Clause 3.2 have been satisfied.

3.3 The Vendors hereby undertakes to use its best endeavours to ensure the satisfaction of each of the conditions set out in Clause 3.1. Without prejudice to the foregoing, it is agreed that all requests and enquiries from any government, governmental, supranational or trade agency, court or regulatory body shall be dealt with the Vendors in consultation with the Purchaser and each of them shall promptly co-operate with and provide all necessary information and assistance reasonably required by such government, agency, court or body upon being requested to do so by the other.

3.4 The Purchaser hereby undertakes to use its best endeavours to ensure the satisfaction of each of the conditions set out in Clause 3.2. Without prejudice to the foregoing, it is agreed that all requests and enquiries from any government, governmental, supranational or trade agency, court or regulatory body shall be dealt with the Purchaser in consultation with the Vendors and each of them shall promptly co-operate with and provide all necessary information and assistance reasonably required by such government, agency, court or body upon being requested to do so by the other.

3.5 The Party responsible for the satisfaction of each condition as specified in Clause 3.1 and 3.2 shall promptly give notice to the other Parties of the satisfaction of the relevant conditions within (2) two Business Days of becoming aware of the same. If the conditions of the Vendors in Clause 3.1 or that of the Purchaser in Clause 3.2 are not satisfied in full by them or waived by the Purchaser (in case of Clause 3.1) or the Vendors (in case of Clause 3.2), by 31st July 2002 or such other extended date as may be mutually agreed, the Purchaser or the Vendors (as the case may be) may, in its sole discretion, terminate this Agreement at any time thereafter in accordance with Clause 10.

3.6 The Purchaser or the Vendors (as the case may be) shall have the sole right to waive in whole or in part, conditionally or unconditionally, any of the conditions in Clause 3.1 or Clause 3.2 by notice in writing to the Vendors or the Purchaser (as the case may be), which shall be deemed notification to the other parties hereto.

4.   COMPLETION AND POST-COMPLETION ACTIONS

4.1 Subject to Clause 3 the Completion shall take place simultaneously with the Completion of the SPA with ITI and the SPA with the Pioneer at the registered office of the AMC at Chennai or at Mumbai, within seven (7) days after the conditions set out in Clause 3.1 and Clause 3.2 are satisfied or waived (the "Completion Date") or on such other date and place as the Parties may agree.

4.2  OBLIGATIONS OF THE PARTIES

     Simultaneously on, or before Completion all and not some only of the following events shall take place:

     4.2.1     the Vendors shall:

               (i) procure that the appointment of the new directors of the AMC nominated by the Purchaser occurs with effect from the Completion Date;

               (ii) procure that a list of statutory registers maintained by the
                    AMC, indicating therein the location where they have been kept, is handed over to the Purchaser;

              (iii) execute the SPA Escrow Agreement and such other agreement as may be mutually agreed to give effect to the Transaction;

               (iv) deliver  a signed  irrevocable  instructions  directing  the depository to transfer the Vendors' AMC Shares in to the depository account of the Purchaser; and

               (v)  procure  the  delivery  by the  Trustee  Shareholder  to the nominee of the Purchaser, the Trustee Company Shares together with the share transfer forms executed by the Trustee Shareholders in favor of the Purchaser.

     4.2.2     the Vendors shall cause the Trustee  Shareholders to procure that as of the Completion:

               (i) a meeting of the board of the Trustee Company be held transferring the Trustee Company Shares in favor of the nominees of the Purchaser;

               (ii) the written  resignations  of each of the  directors  of the
                    Trustee Company take effect on the Completion Date with acknowledgments signed by each of them to the effect that either of them has no claim against the Trustee Company for compensation for the loss of office (whether contractual, statutory or otherwise), redundancy or otherwise except only for any accrued remuneration and reimbursable business expenses incurred down to the Completion Date;

              (iii) execution  of  Deed  of   Variation   effective  as  of  the
                    Completion Date and such other documents as may be necessary to transfer the sponsorship and the trusteeship functions related to the Fund in favour of the appropriate Purchaser entities.

               (iv) appointment  of the new  directors  of the  Trustee  Company nominated by the Purchaser take effect from the Completion Date; and

               (v) a list of statutory registers maintained by the AMC, indicating therein the location where they have been kept, is handed over.

     4.2.3 Simultaneously with the compliance to the satisfaction of the Purchaser of the provisions in Clause 3.1, 4.2.1 and 4.2.2 on
               Completion:

               (i) the Purchaser will execute the SPA Escrow Agreement and deposit the SPA Escrow Amount in the SPA Escrow Account;

               (ii) the  Purchaser  will  on the  Completion  Date  pay to  each
                    Employee Shareholder 50% of the AMC Purchase Price in proportion to his shareholding; and

              (iii) the  Purchaser  shall  offer/have  taken  irrevocable  steps jointly with the AMC or to offer an exit option to the existing unit holders of the Fund to redeem their units without imposition of any exit load in compliance with the Regulations.

4.3 The Warranties and all other provisions of this Agreement insofar as the same shall not have been performed at Completion shall not be extinguished or affected by Completion, or by any other event or matter whatsoever (including, without limitation, any satisfaction and/or waiver of any condition contained in Clause 3.1 or Clause 3.2), except by a specific and duly authorised written waiver or release by the Purchaser or the Vendors as the case may be.

5.   OBLIGATIONS OF THE VENDORS BETWEEN EXECUTION AND COMPLETION

5.1 From the date hereof through to the Completion Date, the Vendors shall cause the AMC to, conduct its business in the ordinary course, in a manner, and use all reasonable efforts to shall otherwise use all reasonable efforts, so as to ensure that the Vendors' Warranties shall continue to be true and correct on and as of the Completion Date, as if made on such date. The Vendors shall give the Purchaser prompt notice of any event, condition or circumstance occurring from the date hereof until the Completion Date that would constitute a violation or breach of any Vendors' Warranty if such Vendors Warranty were made as of any date from the date hereof until the Completion Date, or that would constitute a violation or breach of any terms and conditions contained in this Agreement.

5.2 The Vendors shall use its reasonable efforts to cause the AMC to preserve the relationship and goodwill with their clients;

5.3 The Vendors shall cause the AMC to comply in all material respect with all applicable laws, regulations, decrees of any court or regulatory body;

5.4  Protective Covenants

     5.4.1 The Vendors shall cause in relation to the AMC, the Fund and the Trustee Company, and covenants with the Purchaser that, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld from the date hereof until the
               Completion:

               (i) the AMC shall not incur any capital expenditure without the prior approval from the Purchaser;

               (ii) the AMC and Fund  shall  conduct  business  in the  ordinary course and shall not incur any revenue expenses other than in the ordinary course of business;

              (iii) the AMC shall not incur any expense or  compensation,  other than in the ordinary course of business;

               (iv) the  AMC  shall  not  release  any  new  product  launch  or corporate campaign;

               (v) no dividends shall be declared by the AMC or the Trustee Company;

               (vi) no new employee  shall be hired and no new position shall be created in the AMC;

              (vii) there shall be no creation of any charge or  encumbrance  on the Assets of the AMC or the Fund;

             (viii) there shall be no change in the  composition  of the Board or Senior Executive of the AMC and the Fund, except arising out of retirement or demise (as the case may be) of such persons;

               (ix) there shall be no  borrowing  or lending of any sum of money by the AMC or the Fund;

               (xi) the AMC shall not  induce or  attempt  to induce  the Senior
                    Executives  of the AMC to leave the  employment  of the AMC,

                    (it being understood however that any director, Senior Executive or personnel may resign of his or her own
                    volition)  or  appoint  any  additional  directors,   Senior
                    Executive or otherwise change the roles of the Senior Executives; or

              (xii) the AMC shall not sell or otherwise  dispose of any material part of its Assets (or any interest therein) or contract to do so;

             (xiii) except for the sale and  transfer  of shares  pursuant  to this Transaction, the AMC shall not issue, sell, repurchase, redeem or permit the transfer of or mortgage, pledge or subject to any lien any shares, partnership interests or equity interests in the AMC or otherwise permit any change in its equity structure;

              (xiv) the AMC shall not amend the Basic  Documents  or change  its financial year;

               (xv) the AMC shall not acquire Assets or any shares,  partnership
                    interests  or  other  equity   interests  (or  any  interest
                    therein) or contract to do so, otherwise than in the ordinary course of its business;

              (xvi) the AMC  shall  not  enter,  terminate,  extend or renew any arrangement, contract or agreement with any Related Party except as expressly permitted under this Agreement;

             (xvii) the AMC  shall  not give any  guarantee  or  indemnity  in favour of any party or give any financial assistance in any way to any Related Party;

            (xviii) the AMC shall not increase  salary or compensation of any of the employee of the AMC or create, modify any benefits to the employees of the AMC;

              (xix) shall  not,  in case of the AMC or cause  not to, in case of the Trustee Company re-appoint their respective present auditors at their respective annual meetings for the financial year ending 31st March 2002.


     All requests for approvals pursuant to this Clause shall be made to the CEO of the Purchaser by the AMC, the Trustee Company or the Fund, as the case may be and such approval shall be given within a period of two (2) working days from the date of such request..

5.5 The Vendors acknowledge that the above provisions of this Clause are no more extensive than is reasonable to protect the Purchaser of the Vendors' AMC Shares and the Trustee Company Shares.

5.6 Each of the restrictions in this Clause 5.2 shall be enforceable by the Purchaser independently of each of the others and its validity shall not be affected if any of the others is invalid; if any of those restrictions is void but would be valid if some part of the restrictions were deleted the restriction in question shall apply with such modification as may be necessary to make it valid.

5.7 The Purchaser shall be entitled from the date hereof through to the Completion Date to depute one or more of its officers to over see and monitor the operations of the AMC and the Fund.

6.   REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

6.1 The Vendors hereby represents, warrants and undertakes to the Purchaser for the period prior to this Agreement and until the expiry of the Warranty Period, in relation to itself, the AMC, its Subsidiary and the Fund in the terms set forth in Schedule 4, and acknowledges that the Purchaser in entering into this Agreement relying on such Vendors' Warranties.

6.2 The Purchaser hereby represents warrants and undertakes to the Vendors in the terms set forth in Schedule3 and acknowledges that the Vendors is entering into this Agreement relying on such Purchaser's Warranties.

6.3 The Vendors' Warranties are subject to the matters disclosed in writing to the Purchaser under letter dated July 23, 2002 addressed by ITI and Pioneer and accepted and confirmed by the Purchaser. The said letter along with its annexures is referred to as the "Disclosure Letter". The matters disclosed in the Disclosure Letter shall be acceptable to the Purchaser and shall be exceptions to the relevant Vendors' Warranty and wherever the term `except as disclosed is used in Schedule 3 it shall mean as disclosed in the Disclosure Letter. The Purchaser shall not make any Claims under the Vendors Warranties in relation to the items specified in the SPA Escrow Agreement.

6.4. The Vendors shall be entitled to make further additions to the Disclosure Letter for events arising after the date hereof, at any time upto the Completion Date. Provided that any additions to the Disclosure Letter as contemplated in this Clause 6.4 shall not be effective until after the Vendors has notified such addition in writing to the Purchaser.

6.5 For the avoidance of doubt, each Vendors' Warranty is qualified by the expression "to the best of the Vendors' knowledge after the Vendors having exercised due care and made reasonable enquiry" and does not relate to any forecasts, budgets and estimates with respect to matters on which the Vendors' Warranties are given.

6.6 The rights and remedies of the Purchaser in respect of any breach of the warranties shall not be affected because of an investigation (which shall include the preparation of legal, financial and technical due diligence as commissioned by the Purchaser), made prior to the execution of this agreement or at any time until Completion Date, in to the affairs of the AMC, the Subsidiary or the Fund.

6.7  The Purchaser's Warranties and the Vendors' Warranties set forth in each of
     Schedule 2 and Schedule 3, respectively, shall be separate and independent.

6.8 The Vendors further warrants to the Purchaser and its successors in title that:

     6.8.1 subject to Clause 6.8.2, the Vendors' Warranties shall be deemed to have been repeated as at the Completion and all references therein to the date of this Agreement were references to such dates at the Completion; and

     6.8.2 if after the signing of this Agreement and before Completion any event shall occur or any matter arise which results or may result in any of the Vendors' Warranties being unfulfilled to the satisfaction of the Purchaser or being untrue, misleading or incorrect in any respect at Completion then the Vendors (at their own cost) shall make any investigation and take such steps concerning the event or matter which the Purchaser may reasonably require.

6.9 Subject to contract to the contrary the parties may pursue remedies available under this Agreement. The parties shall ensure that no such remedy results in more than one claim against the party concerned for the same cause of action. It is agreed that no party would be penalized twice for the same claim or cause of action under this Agreement.

7.   RESTRICTION ON ANNOUNCEMENTS; CONFIDENTIALITY

7.1 Each Party undertakes that prior to the Completion and thereafter it will not make any announcement in connection with this Agreement unless all of the other Parties shall have given their written consent to such announcement, including both as to timing and substance, except for announcements required by applicable law or regulations, in which case any information provided by the disclosing Party about the other Parties shall require the prior written approval of such other Parties.

7.2 No Party shall, without the consent of the other Parties, during the continuance of this Agreement or after its termination disclose to any Person (save to the extent to which it is obliged to make disclosure as a result of applicable law or regulations or for the purposes of procuring any approvals) this Agreement or any of the arrangements contemplated by this Agreement or any information relating to the AMC, the Trustee Company, the Subsidiary, the Fund, the Purchaser and/or the Vendors obtained in the course of preparing the Agreement or otherwise pursuant to this Agreement or the performance of the transactions contemplated by this Agreement, or use such information otherwise than as strictly required for the purpose of performing this Agreement or in the best interests of the AMC, the Trustee Company, the Subsidiary, the Fund, the Purchaser or the Vendors, as the case may be; provided that the foregoing shall not prohibit disclosure by any Party to its employees and Affiliates or to its professional advisers to the extent necessary for the purpose of this Agreement and subject to such employees, or Affiliates or professional advisers being subject to confidentiality obligations no less onerous than those imposed by this Clause. The obligations set forth under this Clause 7.2 shall survive the consummation and termination of this Agreement.

7.3 At the Completion parties shall be entitled to make their own press releases provided the contents of the same have been mutual agreed prior to such release.

8.   ACCESS AND FURTHER ASSURANCES

8.1 As from the date of this Agreement, the Vendors shall cause to give to the Purchaser and its accountants, counsel and agents reasonable access, upon reasonable prior notice and during normal business hours, to the premises and all the books and records of the AMC and shall instruct the officers and employees of the AMC to give promptly all information and explanations to the Purchaser or any such persons as the Purchaser may reasonably request, it being recognized that such access should not unduly hinder the AMC's normal operations.

8.2 The Vendors agree to, at any time and from time to time, upon the written request of the Purchaser:

     (a) promptly and duly execute and deliver all such further instruments and documents, and do or procure to be done all such acts or things, as such the Purchaser may reasonably deem necessary or desirable in obtaining the full benefits of this Agreement and of the rights and ownership herein granted; and

     (b) do or procure to be done each and every act or thing which the Purchaser may from time to time reasonably require to be done for the purpose of enforcing the Purchaser's rights under this Agreement;

9.   COSTS AND EXPENSES

9.1 Except as otherwise provided in Clause 9.2, each Party shall pay its own costs and expenses (including the fees and costs of any financial or technical advisors, lawyers or accountants engaged by it) in relation to the negotiations leading up to the Transaction contemplated hereunder and to the preparation, execution and carrying into effect all documents referred to and or relate to the Transaction here under including this Agreement.

9.2 Any stamp duty, fees or expenses payable in connection with the Transaction including for the execution of this Agreement shall be borne by the Purchaser.

10.  TERMINATION

10.1 This Agreement may be terminated prior to the Completion:

     (a) upon the termination of the Pioneer's and ITI's share purchase agreements

     (b)  at the election of the Purchaser,

          (i)  under Clause 3.5;

          (ii) for non fulfilment of the conditions in Clause 4.2.1 and 4.2.2 due to the fault of the Vendors;

     (c)  at the election of the Vendors,

          (i)  under Clause 3.5;

          (ii) for non fulfilment of the conditions in Clause 4.2.3 due to the fault of the Purchaser.

     (c) at any time on or prior to the Completion, by mutual written consent of the Purchaser and the Vendors.

10.2 This Agreement shall stand fulfilled and terminated upon expiry of the Warranty Period or payment of the Retention Amount under the SPA Escrow Agreement to the Vendors or the Purchaser, as the case may be, in accordance with the SPA Escrow Agreement which ever is later.

10.3 If this Agreement is terminated pursuant to Clause 10.1 then, except for the provisions of Clauses 7, 11, and 14. (which shall survive the termination), this Agreement shall have no further force and effect and Parties shall have no further liability or claim against each other except for those which have already been incurred prior to the termination or except for those which relate to the provisions which survive the termination.

11.  NOTICES

11.1 Each notice, demand or other communication given or made under this Agreement shall be in writing and may be given by facsimile, by personal delivery or by sending the same by prepaid registered mail (or prepaid registered airmail or a recognized international courier service where the address of the Party to receive the notice is not in the same country as that of the Party giving the notice) addressed to the Party concerned at the address or fax number below (or such other address or fax number as the addressee has by five (5) days' prior written notice specified to the other Parties):

     TO THE PURCHASER:

     Address:      Templeton Asset Management (India) Private Limited,
                   1st Floor, Sakhar Bhavan,
                   Nariman Point,
                   Mumbai 400 021,
     Attention:    Mr. Rajiv Vij
     Phone:        + 91 22 288 6129
     Fax:          + 91 22 288 6707
     Email:        rvij@templeton.com

     TO VENDORS:
     Address:      Mr. Vivek Reddy, c/o Pioneer ITI AMC Limited,  Century Centre
                   75 TTK Road,  Chennai - 600018
     Attention:    Vivek Reddy
     Phone:        + 91 44 4679222, 91 44 8274169
     Fax:          + 91 44 4986707
     Email:        vivek.reddy@pioneeriti.com


     Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered (a) if given or made by personal delivery, when actually delivered to the relevant address; and (b) if given or made by prepaid registered post to an address within the same country or by a recognized international courier service to an overseas address, seven (7) days after the dispatch of the same; (c) if given or made by prepaid registered airmail to an overseas address, ten (10) days after the dispatch of the same; (d) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch.

12.  POST COMPLETION OBLIGATIONS

12.1 The Vendors covenant and agree that, it by itself and or through its Related party shall not without the consent of the Purchaser, from the Completion until two (2) years after the Completion Date hire any the employees of the AMC and or induce them to leave the employment of the AMC and join another asset management company under different management or an organization carrying on activities of, connected to or associated to a mutual fund.

12.2 The Vendors covenant and agree that, it by itself and or through its Related party shall not without the consent of the Purchaser, divulge any information, whether confidential or not, in relation to the business or operations of the AMC or the Fund.

13.  MISCELLANEOUS

13.1 This Agreement may not be amended, modified or supplemented except by a written instrument executed by each of the Parties.

13.2 No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by a Party of any breach by another Party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

13.3 This Agreement shall inure to the benefit of the Parties and is binding upon the Parties hereto and their respective successors, legal representatives and permitted assigns. This Agreement shall not be assignable by any Party, except with the written consent of the other Parties.

13.4 This Agreement constitutes the whole agreement between the Parties relating to the subject matter hereof and supersedes any prior (not simultaneous) agreements or understandings with effect from the execution hereof as regards the MOU.

13.5 Any liability of the Vendors to the Purchaser under this Agreement may in whole or in part be released, compounded or compromised or time or indulgence given by the Purchaser in its absolute discretion as regards any such liability without in any way prejudicing or affecting the Purchaser's rights against any other or others or the Vendors under the same or a like liability.

13.6 Each and every obligation under this Agreement shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming unenforceable in whole or in part. To the extent that any provision or provisions of this Agreement are unenforceable they shall be deemed to be deleted from this Agreement, and any such deletion shall not affect the enforceability of this Agreement as remain not so deleted.

13.7 This Agreement may be executed in one or more counterparts which, each of which when so signed and taken together, shall be deemed an original but all the counterparts shall together constitute one and the same instrument.

13.8 Subject to contract to the contrary the parties may pursue remedies available under this Agreement. The Parties shall ensure that no such remedy results in more than one claim against the Party concerned for the same cause of action. It is agreed that no Party would be penalised twice for the same claim or cause of action under this Agreement.

13.9 Nothing in this Agreement shall be deemed to constitute a partnership between the Parties hereto or constitute any party the agent of another party for any purpose.

13.10The illegality, invalidity or unenforceability of any provision of this Agreement, whether in whole or in part, under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision or part

14.  GOVERNING LAW AND JURISDICTION

14.1 This Agreement shall be governed by and construed in accordance with the laws of India.

14.2 Any dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or invalidity hereof (the "Dispute"), shall be referred to the CEO of the Purchaser for resolution.

                                                                   Schedule 1

                                                       LIST OF EMPLOYEE SHAREHOLDERS

                                                                LIST OF SHAREHOLDERS
                                                                                    NO OF      AMT PER
       NAME OF THE SHARE HOLDER        FATHER'S NAME       TYPE OF SHARES          SHARES      SHARE            ADDRESS

  1.   Vivek Reddy                     D G K Reddy             Equity               216600      10      12, Subba Rao Avenue
                                                                                                        3 rd Street
                                                                                                        Madras
                                                                                                        Tamilnadu

  2.   Ravi Mehrotra                   Umesh Mehrotra          Equity               100000      10      23 Cenotaph Road
                                                                                                          Rahul Apts
                                                                                                          Ground Floor
                                                                                                          Flat B
                                                                                                          Teynampet
                                                                                                          Madras

  3.   R.Narayanan                     N Ramachandran          Equity                 5000      10      55 C MIG FLAT
                                                                                                        A L MUDALIAR
                                                                                                        ROAD
                                                                                                         Madras
                                                                                                         Tamil Nadu

  4.   Anoop Bhasker                   Amrit Rai Bhasker       Equity                 4000      10      44/5 3 rd street
                                                                                                        East Abhirampuram
                                                                                                        Madras


                                       25


                                                                                                        Tamilnadu

  5.   Anil Prabhudas                  JeevanPrabhudas         Equity                 4000      10      B 34 PA Towers
                                                                                                        869PHRoad
                                                                                                        Kilpauk
                                                                                                        Madras
                                                                                                        Tamilnadu

  6.   K N Sivasubramaniam             Narayanan               Equity                 4000      10      No 2 22nd cross Street
                                                                                                        Indira Nagar
                                                                                                        Madras
                                                                                                        Tamilnadu

  7.   R Sukumar                       A M Rajah               Equity                 4000      10      8, Sadulla Street
                                                                                                        Madras
                                                                                                        Tamilnadu

  8.   V Rajagopal                     Veeraraghavachari N K   Equity                 3000      10      No43 Kalaignar Street
                                                                                                        Anna Nagar
                                                                                                        Pammal
                                                                                                        Madras
                                                                                                        Tamilnadu

  9.   Lalitha Swamy                   K Ramaswamy             Equity                 2000      10      E 2 Sriji Apts
                                                                                                        25 Rajasekharan Road
                                                                                                        Mylapore
                                                                                                        Madras
                                                                                                        Tamilnadu

  10.  Prem Khatri                     J P Khatri              Equity                 2000      10      6 D Cambrae East



                                       26


                                                                                                        Victoria Cresent Road
                                                                                                        Egmore
                                                                                                        Madras
                                                                                                        Tamilnadu

  11.  Tamil Selvi                     M Balasubramanian       Equity                 2000      10      61, Vasudevan Nagar
                                                                                                        Jafferkhanpet
                                                                                                        Ashok Nagar
                                                                                                        Madras
                                                                                                        Tamilnadu

  12.  P L Ambal                       Saravanan               Equity                 1500      10      C/O Kumarappa
                                                                                                        Chethyar
                                                                                                        162A Kamar Salai
                                                                                                        Ramakrishna Nagar
                                                                                                        Aiwarthirunagar
                                                                                                        Madras
                                                                                                        Tamilnadu

                                                                                                        5 A Muthu Lakshmi
  13.  D Vijayraghavan                 K V Desikachari         Equity                 1500      10      Street
                                                                                                        Muthu Lakshmi Nagar
                                                                                                        Extn
                                                                                                        Chitlapakkam
                                                                                                        Madras
                                                                                                        Tamilnadu

  14.  S Chellappa                     N Sivaguru              Equity                 1500      10      C 2, Paras Apts
                                                                                                        Jeevarathnam Nagar
                                                                                                        Adyar



                                       27


                                                                                                        Madras
                                                                                                        Tamilnadu


  15.  S R Ramesh                      S K Ramamurthi          Equity                 1400      10      Vigneswar house (upstairs)
                                                                                                        No 1 New Thillai Nagar
                                                                                                        Plot 25, Part 6
                                                                                                        P N Pudur
                                                                                                        Coimbatore
                                                                                                        Tamilnadu

  16.  Indira Menon                    P R Menon               Equity                 1200      10      No 9, M Block
                                                                                                        Anna Nagar East
                                                                                                        Madras
                                                                                                        Tamil Nadu

  17.  Rajendra Mukadam                Upendra Dhondo Mukadam  Equity                 1200      10      23/C Zaoba Wadi
                                                                                                        Thakurdwar, JSS Road
                                                                                                        Bombay
                                                                                                        Maharashtra

  18.  Aseem Malhotra                  R I Malhotra            Equity                 1200      10      B 302 Rosewood Apts
                                                                                                        Mayur Vi bar Phase I (Extn)
                                                                                                        New Delhi

  19.  Samvita Reddy                   A Koti Reddy            Equity                 1000      10      73, E V K Sampath Road
                                                                                                        Vepery
                                                                                                        Madras
                                                                                                        Tamilnadu



                                       28


  20.  Sanjeev Patnaik                 K C Patnaik             Equity                 1000      10      No 67
                                                                                                        kamaraja nagar
                                                                                                        Ernavur
                                                                                                        Ennore
                                                                                                        Madras
                                                                                                        Tamilnadu

  21.  G Srinivas                      G V Sastry              Equity                 1000      10      3, Ill Main Road
                                                                                                        Kasturiba Nagar
                                                                                                        Adyar
                                                                                                        Madras
                                                                                                        Tamilnadu


  22.  K Thirugnanam                   C Karuppiah             Equity                 1000      10      13, Park Street
                                                                                                        108, Pandian Nagar
                                                                                                        Thiru Nagar
                                                                                                        Madurai
                                                                                                        Tamilnadu


  23.  V N Srikanth                    V N Subba Rao           Equity                 1000      10      22 Umayal Road
                                                                                                        Kilpauk
                                                                                                        Madras
                                                                                                        Tamilnadu


  24.  P K Saravanan                   P Kannabiran            Equity                  600      10      No 5,Ratnam Nagar
                                                                                                        Thruvanmiyur


                                       29


                                                                                                        Madras
                                                                                                        Tamilnadu


  25.  S Balasubramaniam               TV Sivararnakrishnan    Equity                  600      10      No 4 Arul Jyothi
                                                                                                        Rossary Church Road Lane
                                                                                                        Santhome
                                                                                                        Madras
                                                                                                        Tamilnadu

  26.  Senthi Kumar M                  A Mariappan             Equity                  600      10      No 3, V Cross
                                                                                                        Ammayappa Nagar
                                                                                                        Trichy
                                                                                                        Tamilnadu

  27.  R Anantharaman                  A Ramaswamy             Equity                  600      10      No 26,
                                                                                                        Nore Veeraswamy Street
                                                                                                        Nungambakkam
                                                                                                        Madras
                                                                                                        Tamil Nadu



  28.  K Bharati Raj                   M S Krishnamurthy       Equity                  500      10      No 102, Bazaar Road
                                                                                                        Mylapore
                                                                                                        Madras
                                                                                                        Tamilnadu

  29.  R Sekhar                        S Ramamoorthy           Equity                  500      10      5 Raman Street
                                                                                                        Madras
                                                                                                        Tamilnadu



                                       30

  30.  P S Balasubramaniam             P Sitaraman             Equity                  500      10      A1 Damayanthi Apts
                                                                                                        South Mada Street
                                                                                                        Nungambakkam
                                                                                                        Madras
                                                                                                        Tamilnadu

  31.  J VS Ravi Kumar                 J Kameswara Sastry      Equity                  400      10      60-3-19, Ashok Nagar
                                                                                                        SBI Colony Road
                                                                                                        Near ITI
                                                                                                        Vijaywada
                                                                                                        Andhra Pradesh

  32.  A V Ravi Kumar                  A V N Murthy            Equity                  400      10      Lakshmi Sudha Nivas
                                                                                                        54-1-30, Plot No 26
                                                                                                        L.I.C Colony
                                                                                                        Vijaywada
                                                                                                        Andhra Pradesh

  33.  Vinay Kumar                     B Devadattam            Equity                  400      10      2/3 R T
                                                                                                        Prakasam Nagar
                                                                                                        Begumpet
                                                                                                        Hyderabad
                                                                                                        Andhra Pradesh

  34.  S Vidyasagar                    R S Mani                Equity                  400      10      K -7 Turn Bulls Road
                                                                                                        Nandanam
                                                                                                        Madras
                                                                                                        Tamilnadu


                                       31


  35.  B Parthiban                     N Balasubramaniam       Equity                  400      10      No 11 Jacob Street
                                                                                                        Madipakkam
                                                                                                        Madras
                                                                                                        Tamilnadu

  36.  R Ramesh                        S Raju                  Equity                  400      10      3/0, Supdt Qtrs
                                                                                                        The Sea Farer's Club
                                                                                                        Rajaji Salai
                                                                                                        Opp- Reserve Bank Of India
                                                                                                        Madras
                                                                                                        Tamilnadu

  37.  Simon Solomon                   MT Solomon Raj          Equity                  400      10      1219, 17th Street
                                                                                                        Anna Nagar West Extn
                                                                                                        Madras
                                                                                                        Tamilnadu

  38.  R S Gopalan                     S Rajan                 Equity                  400      10      86,A V Krishnaswamy Street
                                                                                                        Janaki Nagar
                                                                                                        Valsarvakkam
                                                                                                        Madras
                                                                                                        Tamilnadu


  39.  K Balaji                        E Krishnan              Equity                  300      10      No 28-C Third Agraharam
                                                                                                        Salem
                                                                                                        Tamilnadu

  40.  P Jayaraman                     K Pitchai Raman         Equity                  300      10      No 3, 3 rd Cross
                                                                                                        Ammoiyappa Nagar


                                       32


                                                                                                        Puthur
                                                                                                        Trichy
                                                                                                        Tamilnadu

  41.  T Srikumar                      M P Thiruvengadam       Equity                  200      10      No 28, III Street
                                                                                                        Jayalakshmi Puram
                                                                                                        N ungambakkam
                                                                                                        Madras
                                                                                                        Tamilnadu


  42.  B Srinivas Rao                  B Seetharamaraju        Equity                  200      10      No 20 Ambika Nagar Main Road
                                                                                                        Madhavaram Milk Colony
                                                                                                        Madras
                                                                                                        Tamilnadu

  43.  MKannan                         Muruganandan            Equity                  200      10      270 G, GST Road
                                                                                                        Thirunagar
                                                                                                        Madurai
                                                                                                        Tamilnadu

  44.  D Venkatesh                     B Deivasigamani         Equity                  200      10      10 Kandappa Gramani Street
                                                                                                        Pu rasawalkam
                                                                                                        Madras
                                                                                                        Tamilnadu

                                                                                    369600



                                   SCHEDULE 2

                             PURCHASER'S WARRANTIES


1 ORGANISATION, GOOD STANDING AND QUALIFICATION: The Purchaser has been duly incorporated and organised, and is validly existing in good standing, under the laws of India. The Purchaser has the corporate power and authority to carry on its business as currently conducted and proposed to be conducted.

2 the Purchaser has the legal right and full power and authority to enter into, deliver and perform this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with the Transaction which when executed will constitute valid and binding obligation of the Purchaser, and enforceable against them in accordance with their terms.

3 The execution, delivery and the performance by the Purchaser of this Agreement and the respective obligations in relation to the Transaction contemplated herein, do not and will not:

     (i) breach or constitute a default under the Charter Document of the Purchaser;

     (ii) result in a violation or breach of or default under any applicable law or regulation or of any order, judgement or decree of any Court, Governmental Authority, regulatory body to which each of the Purchaser is a party or by which the Purchaser or any of its assets are bound.

    (iii) Result in a breach of, or constitute a default under any contract to which the Purchaser is a party

4 Except for the approvals of the FIPB, Reserve Bank of India and the corporate approvals, no consent, approval, order or authorisation of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance by the Purchaser, of this Agreement and or the Transaction and

5 All corporate action on the part of the Board, the board of directors of the Purchaser, necessary for the authorisation, execution, delivery of and the performance of all obligations of the Purchaser under this Agreement have been taken as of the date of this Agreement;

                                   SCHEDULE 3

                                VENDOR WARRANTIES

INTERPRETATION

In this Schedule, unless the context clearly indicates a contrary intention, -

     (a) The provisions of the agreement ("Agreement") to which these warranties relate to its interpretation shall apply, mutatis mutandis, and the words and expressions defined in the Agreement shall bear the same meanings in this Schedule;

     (b) The warranties, representations and undertakings herein shall apply in respect of each of the AMC and its Subsidiary (together "the AMC" for the purpose of this Schedule), and references in these warranties to AMC shall also be deemed where the context so admits, unless specified otherwise, to apply to the Trustee Company;

     (c) Where ever the warranty refers to accounts of the AMC it shall relate to a period on or after April 1, 2001 unless specified otherwise.
1.   AUTHORITY AND CAPACITY OF THE VENDOR

     1.1 The Vendor is a company duly incorporated and validly existing under the law of its incorporation.

    1.2.1 The Vendor has the legal right and full power and authority to enter into, deliver and perform this Agreement and any other documents to be executed by the Vendor pursuant to or in connection with the Transaction which when executed will constitute valid and binding obligation of the Vendor, and enforceable against them in accordance with their terms.

    1.2.2 Subject to applicable laws, regulations and rules, the execution, delivery and performance by the Vendor and the AMC, of this Agreement and the respective obligations in relation to the Transaction contemplated herein, do not and will not:

          (i) breach or constitute a default under the respective Charter Document of Vendor and AMC;

          (ii) result in a breach of, or constitute a default under, any Contract to which the AMC, or the Vendor is a party or by which they are bound or give any third party a right to terminate or modify, or result in the creation of any Encumbrance under any agreement, licence or other instrument; or

         (iii) result in a violation or breach of or default under any applicable law or regulation or of any order, judgement or decree of any Court, Governmental Authority, regulatory body to which each of the Vendor or the AMC is a party or by which each of the Vendor or the AMC or any of their respective assets are bound.

    1.2.3 Except for the approvals of the SEBI, FIPB, Reserve Bank of India, the Trustees, the unit holders and the corporate approvals, no consent, approval, order or authorisation of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance by the Vendor or the AMC, of this Agreement and or the Transaction and

     1.3  VENDOR'S AMC SHARES:

          (i) the Vendor's AMC Shares were validly issued and are fully paid-up;

          (ii) the Vendor is the sole beneficial owner of the its shares and is registered as the sole owner of such shares;

         (iii) the Vendor has clear and marketable title to its shares and that the shares are free from any Encumbrance or claim, demand or doubts, and the Vendor is not aware of any claims against their shares or any circumstances which might reasonably believed to lead to a claim or demand against the Vendor's AMC Shares;

          (iv) the Vendor has good right, full power and absolute authority to sell and transfer the Vendor's AMC Shares free from any third party claim or demand of any nature and that they have not nor anyone on their behalf have done, committed or omitted any act, deed, matter or thing whereby the Vendor's AMC Shares is or can be forfeited extinguished or rendered void or voidable; and

          (v) that the Vendor has not entered into or arrived at any agreement and/or arrangement, written or oral, with any person or party in respect of the Vendor's AMC Shares, or their membership of the AMC which, will render the sale of the sale and transfer of AMC Shares violative of such agreements.

2.   CORPORATE MATTERS

     2.1 CHARTER DOCUMENT: The copies of the Charter Documents of the AMC (having attached thereto all amendments made to date) delivered to the Purchaser and filed with the Registrar of Companies are true and complete copies, and the AMC has complied with all the provisions of its Charter Documents and, in particular, has not entered into any ultra vires transaction. All legal and procedural requirements and other formalities concerning such Charter Documents have been duly and properly complied with in all material respects.

     2.2 ORGANISATION, GOOD STANDING AND QUALIFICATION: The AMC has been duly incorporated and organised, and is validly existing in good standing, under the laws of India. The AMC has the corporate power and authority to own and operate its Assets and properties and to carry on its business as currently conducted and proposed to be conducted.

     2.3 CAPITALISATION AND OTHER PARTICULARS OF THE AMC: The particulars of the AMC as disclosed in the Accounts are true, complete and correct as of the date.

     2.4 ISSUED SHARES: The 7,893,965 million shares now outstanding comprise the entire issued share capital of the AMC. No modification or variation of the terms of issue or the rights attaching to such Shares has been made since the dates of issue.

     2.5 PAID UP: All the issued shares of the AMC are fully paid up and the AMC has not exercised nor purported to exercise or claimed any lien over any of them.

     2.6 CONDUCT IN RELATION TO CAPITAL: The AMC has not at any time repaid or redeemed or agreed to repay or redeem any of its share capital or otherwise reduced or agreed to reduce its issued share capital or purchased any of its own shares or carried out any transaction having the effect of a reduction of capital.

     2.7 CONVERSION RIGHTS: No person has the right to call for the issue of any share or loan capital of the AMC by reason of any conversion rights or under any option or other agreement and there are no claims, charges, liens, equities or encumbrances on the Vendor's AMC Shares.

     2.8 OPTIONS, WARRANTS AND RESERVED SHARES: Except as disclosed in Clause 12.2(e) of the SPA, there are no outstanding options, warrants, rights (including conversion or pre-emption rights) or agreements for the subscription or purchase from the AMC of any shares in the capital stock of the AMC or any securities convertible into or ultimately exchangeable or exercisable for any shares of the AMC, and no shares of the AMC when issued, are subject to any pre-emptive rights, rights of first refusal or other rights pursuant to any agreement or commitment of the AMC as the case may be.

     2.9 OTHER RIGHTS WITH RESPECT TO SHARES: Except as contemplated in this Agreement, no voting or similar agreements exist relating to the AMC Shares or any other securities issued by the AMC or the shares of the Subsidiary which are presently outstanding or that may hereafter be issued.

     2.10 EXISTENCE OF SUBSIDIARIES: The AMC has a subsidiary called ITI Capital Markets Limited , a company incorporated under the Companies Act 1956 and having its registered office at No.39, TTK Road, Alwarpet, Chennai 600 018 . The particulars of the subsidiary as the its capital and other statutory details such as capital, director are disclosed in the Disclosure Letter. Except for the Subsidiary the AMC does not own any direct or indirect equity or voting interest in any other AMC, partnership or any other legal entity.

     2.11 CORPORATE RECORDS: Except as disclosed the statutory books, minute books and register of members of the AMC have been properly and accurately maintained and written up to date in all material respects and contain full and accurate records of all resolutions passed by the directors and the shareholders of the AMC and all issuances and transfers of shares or other securities of the AMC. All such documents are in its possession or under the control of the AMC.

     2.12 REGISTER OF MEMBERS: Except as disclosed the register of members of the AMC contains a complete and accurate record of the members of the AMC and the AMC has not received any notice of any application for rectification and so far as the Vendor is aware such members are the beneficial owners of the shares listed against their names.

     2.13 DIVIDENDS: Except as disclosed and except for the dividends declared under an investment scheme operated by the AMC, the AMC has not declared any dividend or made any distribution to its shareholders since their incorporation.

     2.14 POWERS OF ATTORNEY: Except for the powers of attorney disclosed in the Disclosure Letter there are no outstanding powers of attorney given by the AMC or the Fund.

     2.15 WINDING-UP ORDERS: No order has been made, no resolution has been passed, no petition has been presented by the AMC and no petition has been presented by any other person for the Winding-up of the AMC; no receiver or manager has been appointed by any person of the business or assets of the AMC or any part thereof and there is no unfulfilled or unsatisfied judgement or decree or court order outstanding against the AMC.

     2.16 The Vendor does not hold any equity or voting interest in any entity that carries on any business that competes with the business of the AMC or Fund in India.

3.   ACCOUNTS AND RECORDS

     3.1 Except as disclosed therein and except as disclosed, the Accounts and the accounts for the period ending March 31, 2001 ("2001 Accounts") of the AMC have been prepared in accordance with applicable law and in accordance with accounting principles, standards and practices generally accepted at the date of this Agreement in India and give a true and fair view of the assets, liabilities and state of affairs of the AMC at the Account Date.

     3.2 MANAGEMENT ACCOUNTS: Except as disclosed, the Management Accounts have been prepared in accordance with applicable law and in accordance with accounting principles, standards and practices generally accepted at the date of this Agreement in India and, subject thereto, on a basis consistent with that adopted in preparing the audited accounts for the previous two financial periods so as to give a true and fair view of the assets, liabilities and state of affairs of the AMC at the Management Account Date and of the profits or losses for the period concerned and as at that date make:

          3.2.1 full provision for all actual liabilities,

          3.2.2 proper provision for all contingent liabilities, and

          3.2.3 provision reasonably regarded as adequate for all bad and doubtful debts.

3.3  ACCOUNTING AND OTHER RECORDS:

     Except as disclosed, the AMC's books and records are in its possession or under its control and have been properly maintained in accordance with all applicable laws. As at the Completion Date, the AMC's books and records will accurately record all transactions of the AMC up to and including [the Management Accounts Date] and will be capable of being written up within a reasonable time so as to record all subsequent transactions of the AMC.


3.4 CHANGES SINCE APRIL 1ST 2001 AS REGARDS THE AMC AND THE FUND: Except as disclosed:

          3.4.1 there has been no material adverse change in its financial position or turnover and no event, fact or matter has occurred that will give rise to any such change;

          3.4.2 its business has been carried on in the ordinary course, without any interruption or alteration in its nature, scope or manner, and so as to maintain the same as a going concern;

          3.4.3 it has not entered into any transaction or assumed or incurred any liabilities (including contingent liabilities) or made any payment not provided for in the Accounts or the Management Accounts otherwise than in the ordinary course of carrying on its business;

          3.4.4 its profits have not been affected by changes or inconsistencies in account treatment, by any non-recurring items of income or expenditure, by transactions of an abnormal or unusual nature or entered into otherwise that on normal commercial terms or by any other factors rendering such profits exceptionally high or low;

          3.4.5 no dividend or other distribution has been declared, made or paid to its shareholders;

          3.4.6 no share or loan capital or any other security giving rise to a right over the capital has been allotted or issued or agreed to be allotted or issued;

          3.4.7 it has not redeemed or purchased or agreed to redeem or purchase any of its share capital; and

          3.4.8 except in the ordinary course of business, no debt or liability has been incurred, assumed or guaranteed by the AMC except, advance share application monies of Rs 450 lakhs, which will be returned to Pioneer.

3.5 ABSENCE OF UNDISCLOSED LIABILITIES: Except as disclosed, there are no liabilities of the AMC other than (I) liabilities disclosed or provided for in the Accounts and the Management Accounts; (ii) liabilities incurred in the ordinary course of business since the Management Accounts Date, none of which results in a material adverse change in the financial position or turnover of the AMC; or (iii) liabilities disclosed elsewhere in this Agreement.

4.   FINANCE

4.1 Except for the funds of the investors in the Blue Chip Fund, open end Scheme aggregating to Rs 1.5 crores, which are lying with the Fund for want of instruction from the investors, and except as disclosed, neither the AMC nor the Fund has outstanding any obligation for the payment or repayment of money, whether present or future, actual or contingent.

4.2 The AMC and the Fund have no encumbrance, mortgage, charge, pledge, lien (save by operation of law in the ordinary course of business) or other security interest or any other agreement or arrangement having a similar effect subsisting over the whole or any part of its present or future revenues.

4.3 Except for the payments under the Blue Chip Scheme and except as disclosed, no borrowing of the Fund or AMC has become or is now due and payable or capable of being declared due and payable, before its normal or originally stated maturity and no demand or other notice requiring the payment or repayment of money before its normal or originally stated maturity has been received by the AMC.

4.4 No event or circumstance has occurred of which the Vendor is aware which is or, with the giving of notice or lapse of time or both, shall be such as to terminate, cancel or render incapable of exercise any entitlement to draw money or otherwise exercise the rights of the AMC or Fund under an agreement relating to borrowing.

5.   TAXATION MATTERS

5.1 RETURNS, INFORMATION AND CLEARANCES, EXCEPT AS DISCLOSED AND TO THE BEST OF THE VENDOR'S KNOWLEDGE AND UNDERSTANDINGS:

     i) All returns, computations, notices and information which are or have been required to be made or given by the AMC for a Taxation purpose
          (i) have been made on a proper basis and are correct and (ii) none of them is subject of any dispute with the Indian Taxation authorities.

     ii) The AMC is in possession of sufficient information or has reasonable access to such information to enable it to compute its liability to Taxation.

5.2  TAXATION CLAIMS, LIABILITIES AND RELIEFS:

     Except as disclosed, there is no liability of Taxation in respect of which a claim has been made to the knowledge of the Vendor.

5.3  AMC RESIDENCE: The AMC has been resident for tax purposes in India

5.4 DEDUCTION OF TAX AT SOURCE: Except as disclosed, the liability on account of late filing/remittance of returns for tax to be deducted at source does not exceed an amount of Rs 25,000/- on account of interest and such returns are true and correct in all material respects. To the best of our knowledge and understanding the deductions have been made in accordance with law.


6.   LEGAL MATTERS

6.1 Except as disclosed, the Vendor hereby represents and warrants in respect of the AMC Trustee and the Fund that:

     (i) NO VIOLATION OF LAW: There has not been any investigation or enquiry by nor any notice or communication, or order, decree, decision or judgment of, any court, tribunal, arbitrator, governmental agency or regulatory body received by and against the AMC, with respect to any material violation and/or there has been no subsisting violation to comply with any such applicable law, regulation, byelaw or Charter Documents, which has resulted in any liability or criminal or administrative sanction;


     (ii) PERMITS: Consistent with industry practice, the AMC has all permits, approvals, authorisations, licenses, registrations, and consents (including, without limitation, the registrations of the AMC with SEBI), necessary for the conduct of its business as currently conducted have been obtained and are in full force and effect. The AMC is not in material breach of or in material default under any such permit, approval, authorisation, franchise or license and the Vendor are not aware of any event or circumstance under which any of those licences, registrations, permissions or consents is likely to be revoked terminated and/or cancelled, except for those which are consequential arising out of this Agreement or the Transaction;

    (iii) ETHICAL CODE OF CONDUCT: The AMC has not and has not authorised or permitted any of its employees, agents or representatives to make or promise any payment of anything of value to any Governmental Authority or any employee, agent or representative of any Governmental Authority for the purpose of obtaining or retaining business; and

     (iv) UNLAWFUL ACTS: The AMC has not, so far as the Vendor is aware, nor have any of its Senior Executives in the course of theiremployment by any act or default committed:

          a.   any criminal or unlawful act involving dishonesty;

          b.   any breach of trust; or

          c. any breach of contract or statutory duty or any tortuous act which could entitle any third party to terminate any contract to which the AMC is a party;

          which could have a material adverse effect on the AMC.

6.2 COMPLIANCE WITH AGREEMENTS: Except as disclosed, all the contracts and all leases, tenancies, licences and agreements of whatsoever nature to which the AMC is a party are, except as disclosed, valid, binding enforceable obligations of the parties thereto and the terms thereof have been complied with by the AMC and there have occurred no grounds for rescission, avoidance or repudiation of any of the contracts or such leases, tenancies, licences or agreements and no notice of termination or of intention to terminate has been received in respect of any thereof.

6.3  LITIGATION:

     6.3.1 Except as disclosed, and except as in the ordinary course of business, since the Account Date no claim for damages or otherwise has been made against the AMC.

     6.3.2 The AMC, except as disclosed, is not involved whether as plaintiff or defendant or other party in any claim, legal action, proceeding, suit, litigation, prosecution, investigation, enquiry or arbitration and no such claim, legal action, proceeding, suit, litigation, prosecution, investigation, enquiry or arbitration is pending against the AMC.

6.4  INSOLVENCY:

     6.4.1 No order has been made, petition, presented, resolution passed or meeting convened for the winding up (or other process whereby the business is terminated and the assets of the AMC concerned are distributed amongst the creditors and/or shareholders or other contributories) of the AMC and there are no cases or proceedings under any applicable insolvency, reorganisation, or similar laws in any jurisdiction concerning the AMC and no events have occurred which, under applicable laws, would justify any such cases or proceedings.

     6.4.2 No petition has been presented or other proceedings have been commenced for an administration order to be made (or any other order to be made by which during the period it is in force, the affairs, business and assets of the AMC concerned are managed by a person appointed for the purpose by a Court, governmental agency or similar body) in relation to the AMC, nor has any such order been made.

     6.4.3 No receiver (including an administrative receiver), liquidator, trustee, administrator, custodian or similar official has been appointed in any jurisdiction in respect of the whole or any part of the business or assets of the AMC and no step has been taken for or with a view to the appointment of such a person.

     6.4.4     The AMC is not insolvent as on date.

7.   TRADING AND CONTRACTUAL ARRANGEMENTS

7.1 CAPITAL COMMITMENTS: Since March 17, 2002 (the "MOU Date"), except under various investment schemes operated by the AMC for its clients, the AMC:

     7.1.1     has not entered into any capital commitments;

     7.1.2 is not, nor has been, party to any unusual, long-term or onerous commitments, contracts or arrangements otherwise at an arm's length basis in the ordinary course of business;

     7.1.3 except as disclosed, is not party to any agency, distributorship, marketing, purchasing, agreement or arrangement that restricts its freedom to carry on its business in such manner as it thinks fit; and

     7.1.4     is not, nor has agreed to become,  a member of any joint venture,
               consortium,   partnership  or  other  unincorporated  association
               (other than a recognised trade association).

7.2 CONTRACTS: The AMC is not a party to or bound, except as disclosed, by any Contract (collectively, "Material Contracts") that:

     7.2.1 grants management, operational or voting rights in the AMC to any Person;

     7.2.2 is a consulting Contract that involves payments of an amount equal to or in excess of Rs. 1 million for any 12-month period;

     7.2.3     is  a  non-competition   Contract  restricting  in  any  way  the
               business activities of the AMC;

     7.2.4 was entered into outside of the ordinary course of business of the AMC;

     7.2.5 is a Contract with any Person relating to the use of the Assets of the AMC, including without limitation use of the Assets for Internet services, telephone services or the provision of data or other value-added services, excluding Contracts with its customers or clients;

     7.2.6 is a Contract involving subscriber management or systems, call centres or other customer service systems;

     7.2.7     The  AMC is not in  default  in the  performance,  observance  or fulfilment of any of the material obligations, covenants or conditions contained in any Contract to which it is a party. Each Material Contract has been duly authorised, executed and delivered by the AMC, and constitutes a valid and binding obligation of each party thereto, enforceable against each party thereto in accordance with its terms. To the best of the Vendor knowledge, no party (other than the AMC) is in material breach of any Material Contract or has indicated any intention to terminate any such Contract prior to the expiration of its term.

7.3  ARRANGEMENTS WITH ASSOCIATES ETC:

     Except as disclosed:

     7.3.1 There is no indebtedness (actual or contingent) nor any indemnity, guarantee or security arrangement, except as disclosed, between the AMC and any current or former employee, current or former director or any current or former consultant of the AMC.

     7.3.2 The AMC is not a party to any contract, arrangement or understanding, except as disclosed, with any current or former employee, current or former director of the AMC other than the employment contracts.

     7.3.3 Other than employment contracts with the Employee Shareholders, there are no existing contracts or arrangements, except as disclosed, between or involving the AMC and any of the Vendor and/or any of the directors.

7.4  TRANSACTIONS WITH DIRECTORS:

     There is no outstanding:

     7.4.1 loan, except as disclosed, made by the AMC to, or to the AMC, by the Vendor, or any director or officer of the AMC;

     7.4.2 agreement or arrangement, except as disclosed, to which the AMC is a party and in which the Vendor or any director of the AMC;

     7.4.3 Related Party Transaction: Except as disclosed, there are no Contracts, understandings, transactions or proposed transactions between the AMC and any Related Party on the other hand. Except for loans/advances aggregating to not more than Rs. 65 lacs made to any single employee, pursuant to staff Housing/Vehicle Assistance Scheme existing as of the date of this Agreement, no Related Party or employee of the AMC is indebted to the AMC, nor is the AMC indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Vendors' knowledge, no such Person is, directly or indirectly, interested in any Contract with the AMC, excluding employment contracts.

7.5 Investment Management Agreement: The Investment Management Agreement executed between the Trustee Company and the AMC is the only investment management agreement for the family of funds operated and managed by the AMC on behalf of the Trustee Company.

7.6 Guarantee: Except as disclosed in the Accounts, there is not outstanding guarantee, indemnity, surety or comfort (whether or not legally binding) given by or for the benefit of the AMC.

8.   EMPLOYEES

8.1  DISCLOSURE OF MATERIAL FACTS:

     8.1.1 Except as disclosed, all material facts and matters relating to the employment of all employees of the AMC have been disclosed to the Purchaser.

     8.1.2 The AMC has no collective agreements, arrangements and other understandings with any recognised trade union, staff association or other body representing the employees of the AMC and, to the best of the Vendor's knowledge, no labour union has requested, sought or attempted to represent any employees, representatives or agents of the AMC. There is no strike or other labour dispute involving the AMC.

     8.1.3 STATUS OF EMPLOYEES: Except as disclosed to the best of the Vendor's knowledge, no Senior Executive has terminated their employment with the AMC since the MOU Date.

     8.1.4 EMPLOYMENT AGREEMENTS AND COMPENSATION ARRANGEMENTS: Except as disclosed, other than standard employment contracts of the AMC in the form as disclosed, and the employment contract of the current CEO of the AMC as disclosed, the AMC is not a party to nor bound by any currently effective employment contract (other than contracts that can be terminated on an at-will basis), deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. To the best of the Vendor knowledge, none of these employees or the CEO is in breach of their respective employment contracts or any terms by which any such person may have been seconded to the AMC.

8.2 COMPLIANCE WITH REQUIREMENTS: Except as disclosed, the AMC has in relation to each of its employees and (so far as relevant) to each of its former employees:

     8.2.1 complied in all material respects with its obligations (as appropriate) under relevant laws and all other statutes and regulations relevant to its relations with each employee or the conditions of service of the employee and has maintained adequate and suitable records regarding the service of the employee;

     8.2.2 discharged or adequately provided for in all material respects its obligations to pay all salaries, wages, commissions, bonuses, overtime pay, holiday pay, sick pay and other benefits of or connected with employment upto the date of this Agreement; and

     8.2.3 complied in all material respects with all its obligations under the master mediclaim policy.

8.3 AGREEMENTS: Except as disclosed, the AMC has not since the MOU Date entered into:

     8.3.1 any agreement or arrangement to make any payments (other than emoluments) to or on behalf of any of its directors or employees;

     8.3.2     any  contract  of  service  with  any  employee,   which  is  not
               terminable by the AMC by three months' notice or less without payment of compensation (except as provided by statute);

     8.3.3 any agreement imposing a legal obligation on the AMC to increase the rates of remuneration of, or to make any bonus or incentive payments or any benefits in kind or any payments under a profit-sharing scheme to or on behalf of, any of its employees at any future date which would result in an increase in the AMC's employment costs;

     8.3.4 any negotiation for a change in the emoluments or other terms of engagement of any grade of the AMC's employees resulting in an increase in the AMC's employment costs;

     8.3.5 any agreement or arrangement for the provision of compensation on the termination of employment of any employee of the AMC, beyond the minimum required by law and by the employment contracts.

8.4  DISPUTES:

     8.4.1 Except as disclosed, no subsisting material dispute has arisen since incorporation between the AMC and any member or category of its employees or former employees.

     8.4.2 Except as disclosed, there are no significant complaints pending against the AMC of whatsoever nature in relation to any of its employees or former employees and there is no industrial action or dispute or of such nature existing in respect of or concerning any employees or former employees of the AMC.

     8.4.3 Except as disclosed, no employee has given notice of termination of his contract of employment or is under notice of dismissal.

     8.4.4 Except as disclosed, the AMC has not offered any contract of employment to any person for a salary of more than [Rs.1 million] per annum, which offer remains outstanding.

8.5 PENSIONS: Except as disclosed, the AMC does not make, and is not party to any arrangement under which it could be liable to make payments (except for statutory payment) for providing retirement, death, disability, life assurance or medical benefits to any person.

9.   OPERATIONS AND COMPLIANCE OF THE FUND AND ITS SCHEMES:

9.1 ACCOUNTS: Except as disclosed, the 2001 Accounts and the Accounts of the Fund and its Schemes have been prepared in accordance with the Regulations and the Schedule Nine of the Regulations;

9.2 LIABILITIES AND NPAS: Except as disclosed and except as disclosed in the portfolio statement the Fund and the Schemes do not have any non-performing other than those reflected in the 2001 Accounts, the Accounts and Management Accounts incurred in the ordinary course of business.

9.3 ACTIVITIES SINCE ACCOUNTS DATE: Except as disclosed and otherwise than in the ordinary course of business, since the Accounts Date, there has not been:

     9.3.1 any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Assets used by the AMC or the Fund or the operating results or the business of the Fund as currently conducted;

     9.3.2 any waiver by the AMC or the Fund of a valuable right or of a debt owed to the Fund or any of its Schemes with a value of over Rs. 500,000 owed to it;

     9.3.3 any material change or amendment to a contract by which the Fund is bound, except for changes or amendments which are expressly provided for or disclosed in this Agreement;


     9.3.4 any declaration or payment of any dividend or other distribution by any Scheme of the Fund otherwise than in ordinary course of business;

     9.3.5 any debt or liability incurred, assumed or guaranteed by the Fund or any of its Schemes otherwise than in ordinary course of business.

9.4 CURRENT OPERATIONS: Except as disclosed, to the best knowledge of the Vendor, there is no existing fact or circumstance as on date that has a material adverse effect on the ability of the Fund or Schemes to conduct its business as currently conducted.

9.5 TAXES: The liability/ penalties on account of late filing/remittance of returns for tax to be deducted at source does not exceed an amount of Rs.2,35,000/- on account of interest and such returns are true and correct in all material respects. To the best of our knowledge and understanding the deductions have been made in accordance with law.

COMPLIANCE

9.5 A list of the all the Schemes operated by the Vendor is attached in Annexure 4.3 of the Disclosure Letter. There has been no material adverse change that is inconsistent with normal industry conditions in any of the information contained in the offer documents of the Schemes since the [MOU] Date;

9.6 AUM: (i) The Vendor represents that the Mutual Fund, as on February 20 2002 had assets under management of Rs. 3833.79 crores in the equity schemes and Rs. 1476.68 crores and under fixed-income schemes aggregating to assets under management at Rs.2357.10 crores as certified by the auditors.

     (ii) the Vendor represents that the Mutual Fund, as on July 19, 2002 had assets under management of Rs.1405.80 crores in the equity schemes and Rs. 2688.85 crores and under fixed-income schemes aggregating to assets under management at Rs. 4094.64 crores as certified by the auditors.

9.7 COMPLIANCE WITH REGULATIONS: Except as disclosed, the Vendor represents and warrants that:

     9.7.1 The affairs of the Fund have been conducted materially in accordance with the Regulations and the related circulars of the Regulations.

     9.7.2 The accounting operations of the Fund and the Schemes have materially been carried out in accordance with Schedule Nine of the Regulations and with the guidance note of Institute of Chartered Accountants of India.

9.8 The Code of Ethics relating to conduct of the directors of the Trustee and the employees of the AMC and Code for Personal Trading and Insider Trading guidelines have been complied with and the AMC is not aware of any violations thereof;

9.9 The business of the Schemes has been conducted generally in a bonafide manner with the interests of the unit holders paramount;

9.10 The AMC fees and the other expenses charged to the Fund and the Schemes are within the limits provided in the Regulations and the offer documents of the respective schemes;

9.11 That the entry and exit loads collected from the investors has been utilised in accordance with the Regulations;

9.12 The investor services have been rendered fully in accordance with the Regulations;

9.13 The   offer   documents   (including   abridged   offer    documents)/sales
     literature/annual reports /all sales material have been fully prepared and updated in accordance with the Regulations;

10.  ASSETS

10.1 THE PROPERTIES: Except as disclosed, the Properties shown in Schedule_ comprise all of the premises and land owned, leased, occupied or licensed used in connection with the businesses of the AMC and the Fund. The AMC has provided to the Purchaser, except as disclosed, true and complete copies of documents for all immoveable property owned, leased and or occupied by the AMC. The AMC is in compliance in all material respects with all such leases.

10.2 TITLE: Except as disclosed, the AMC has full and clear title to the immoveable properties owned by the AMC which free and clear of all Encumbrances and there is no dispute pending or of which the Vendor is reasonably aware with regard to the title or rights to any such owned property.

10.3 STATUTORY OBLIGATIONS, NOTICES AND ORDERS: Except as disclosed, in relation to each of the owned properties, no notices, orders, proposals, applications, requests or schedule of dilapidation, demands for duty or taxes affecting or relating to any of such Properties have been served or made by any authority on the AMC or the Fund.

10.4 NOTICES OF BREACH: Except as disclosed, in relation to the leased or licensed immovable property occupied by the AMC or the Fund neither the AMC nor the Fund has not received any notice or complaint from the landlord of any breach of the terms of the leases or tenancy agreements which would entitle the landlord to terminate the leases or agreements or claim damages for breach of terms or covenant; under which such properties are held.

10.5 DISPOSAL OF ASSETS: Except for the sale of securities owned by the AMC and except as disclosed, no Assets of the AMC above the value of Rs. 25,000/-have been disposed of since July 1, 2001 to June 30, 2002 except as disclosed and in the ordinary course of business.

10.6 STAMP DUTY: All documents, except as disclosed, to which the AMC or Fund is a party, or which form part of the title to any asset owned or possessed by the AMC, or which the AMC or the Vendor may need to enforce or produce in evidence in any court of law have been duly stamped and registered.

10.7 TRANSACTIONS NOT AT ARM'S LENGTH:

     10.7.1 Since the MOU Date, the AMC does not own, nor has agreed to acquire, any asset, nor, has received or agreed to receive any services or facilities (including, without limitation, the benefit of any licensee or agreements), the consideration for the acquisition or provision of which was otherwise than on an arm's length basis.

     10.7.2    Except   as  disclosed,  since  the  MOU  Date,  the  AMC has not
               disposed, nor has agreed to dispose, of any asset, nor has provided or agreed to provide any services or facilities (including, without limitation, the benefit of any licences or agreements), the consideration for the disposal or provision of which was or will be less than its market value, or otherwise than on an arm's length basis.

10.8 CONTROL OF RECORDS AND INFORMATION: Except as stated in Annexure 3.3 of the Disclosure Letter and subject to the Custodian Agreement, all records and information belonging to the AMC or the Fund or relating to their affairs (whether or not held in written form) are in the exclusive possession and under the direct control of the AMC and or the Fund and subject to unrestricted access by them.

10.9 INTELLECTUAL PROPERTY

     10.9.1 The AMC has such interest in any intellectual property rights and has, as disclosed, entered into any agreement for:

               (i)  the licensing or use of intellectual property rights; or

               (ii) the  provision  or  acquisition  of  know-how  or  technical information or assistance; or

              (iii) the  prohibition  or  restriction  of the  disclosure of any know-how or technical information.

     10.9.2 INTELLECTUAL PROPERTY RIGHTS.

               (i) True and complete copies of all licenses granted to or by the AMC in respect of any Intellectual Property (collectively, the "IP Licenses"), have been made available to the Purchaser. Except as provided in the IP Licenses, the AMC is not obligated to pay any royalties or other payments to any Person in respect of Intellectual Property used by the AMC. The AMC is not in breach of any IP License or of any agreement under which any confidential business information was or is to be made available to it;

               (ii) Except as otherwise  set out in the  respective IP Licenses,
                    (1) all rights in all Intellectual Property and confidential business information owned or otherwise required for the business of the AMC as currently conducted are vested in or validly granted to the AMC and, (2) except as disclosed in relation to paragraph (i) above, all renewal fees and steps required for their maintenance or protection have been paid and taken as on date;

              (iii) To the  best of the  Vendor  knowledge,  the  processes  and methods employed, the services provided, the businesses conducted and the products, used or dealt with by the AMC, do not, or at the time of being employed, provided, conducted used

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

                    or dealt in did not, infringe the rights of any other Person in any Intellectual Property or business information;

               (iv) To the best of the Vendor  knowledge,  there is not, nor has there been at any time, any unauthorised use or infringement by the AMC of any of the Intellectual Property or confidential business information owned or otherwise required for the business of the AMC.

11.  INSURANCE

     Assets of the AMC and the Fund as stated in Annexure 11 of the Disclosure Letter are at the date of this Agreement adequately insured according to prudent business practices thereof against fire and other risks normally insured against by companies carrying on the same classes of business or owing assets of a similar nature and all such insurances are in full force and effect and the premiums have been paid.


12.  CONFIDENTIALITY

     So far as the Vendor are aware neither the AMC nor the Fund have disclosed or permitted to be disclosed or undertaken or arranged to disclose to any person any of its know-how, secrets or confidential information other than under an obligation of confidentiality.

13.  GENERAL

13.1 NO MISREPRESENTATION: No representation, warranty or statement by the AMC, the Vendor in this Agreement, or in the Disclosure Letter, or Exhibit, Schedule of this Agreement, statement or certificate furnished to the Purchaser pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made, and are not misleading;

13.2 FULL DISCLOSURE: To the best of knowledge of the AMC and the Vendor, there are no fact or circumstance relating to the affairs of the AMC which has not been disclosed to the Purchaser and which if not disclosed might reasonably have been expected to influence the decision of the Purchaser to enter into this Agreement; and

13.3 ACCURACY AND ADEQUACY OF INFORMATION DISCLOSED TO THE PURCHASER: All information contained in this Agreement, Disclosure Letter and all other information which has been given in writing or made available by or on behalf of the Vendor to the Purchaser or its agents, employees or professional advisers in the course of the negotiations leading to this Agreement or in the course of any due diligence or other investigation carried out by or on behalf of the Purchaser prior to entering into this Agreement was when given and remains true, complete and accurate in all respects and to the best knowledge


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

     of the Vendor, the Vendor is not aware of any fact or matter or circumstances which have not disclosed in writing to the Purchaser or which renders any such information untrue, inaccurate or misleading or the disclosure of which might reasonably affect the willingness of the Purchaser to purchase the AMC Shares or the price at or terms upon which the Purchaser would be willing to purchase them.






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

                                   Schedule 4

                            List of Senior Executives

1.   Mr. Vivek Reddy
2.   Mr. Ravi Mehrotra
3.   Mr. R. Narayanan
4.   Mr. Anoop Bhaskar
5.   Mr. Anil Prabhudas
6.   Mr. K N Sivasubramaniam
7.   Mr. R Sukumar
8.   Mrs. Lalitha Swamy
9.   Mr. S Chellappa












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




IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

TEMPLETON ASSET MANAGEMENT (INDIA) PRIVATE LIMITED,

By its duly authorised signatory
Name: Mr Rajiv Vij                              /s/ Rajiv Vij


FOR SELF AND ON BEHALF OF THE EMPLOYEE SHAREHOLDERS


Name: VIVEK REDDY                               /s/ Vivek Reddy
Title: Constituted Attorney of the Employee Shareholders


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